                                                                     Exhibit 4.1

                                                                  CONFORMED COPY




                    WESTPAC SECURITIES ADMINISTRATION LIMITED
                                  (the Trustee)




                                       and




                        THE MORTGAGE COMPANY PTY LIMITED
                               (the Trust Manager)







                                MASTER TRUST DEED

                                   WST TRUSTS

                          T A B L E  O F  C O N T E N T S


1.       DEFINITIONS AND INTERPRETATION ................................................................................... 1

         1.1      Definitions ............................................................................................. 1
         1.2      Interpretation ......................................................................................... 21
         1.3      Binding on Noteholders ................................................................................. 22

2.       TRUSTEE OF WST TRUSTS ........................................................................................... 22

         2.1      Appointment of Trustee ................................................................................. 22
         2.2      Trustee to act in interests of Beneficiary and Noteholders of a Trust ............................................................................................. 22
         2.3      Separate and distinct Trusts ........................................................................... 22
         2.4      Termination of deed .................................................................................... 22

3.       THE TRUSTS ...................................................................................................... 22

         3.1      Beneficial Interest in the Trusts ...................................................................... 22
         3.2      Creation of Trusts ..................................................................................... 23
         3.3      Name of the Trusts ..................................................................................... 23
         3.4      Duration of a Trust .................................................................................... 23
         3.5      Termination; winding up ................................................................................ 23
         3.6      Costs of winding up of a Trust ......................................................................... 25

4.       INVESTMENT OF THE TRUSTS GENERALLY .............................................................................. 25

         4.1      Authorised Investments only ............................................................................ 25
         4.2      Trust Manager selects investments ...................................................................... 25
         4.3      Investment proposals ................................................................................... 26
         4.4      Disposal or realisation of Authorised Investments ...................................................... 26
         4.5      Temporary investment of cash and limitation on maturity of
                  Authorised Investments ................................................................................. 27
         4.6      Support Facilities ..................................................................................... 27
         4.7      Authorised Trustee Investments ......................................................................... 28
         4.8      Limitation of Trustee's personal liability ............................................................. 28
         4.9      Moneys payable to Trustee .............................................................................. 29
         4.10     Segregation of Assets of a Trust ....................................................................... 29
         4.11     Assets of Trusts ....................................................................................... 29
         4.12     Liabilities of a Trust ................................................................................. 29

5.       GENERAL ......................................................................................................... 30

         5.1      Power to acquire Assets ................................................................................ 30
         5.2      Borrowings - general ................................................................................... 30
         5.3      Borrowings - Support Facilities etc. ................................................................... 30

6.       ORIGINATION ..................................................................................................... 31

                                       2

7.       ACQUISITION OR FUNDING BY WAREHOUSE TRUST FROM ANOTHER TRUST .................................................... 31

         7.1      Direction by Trust Manager ............................................................................. 31
         7.2      Required information ................................................................................... 31
         7.3      Conditions to acceptance ............................................................................... 32
         7.4      Effect of acceptance ................................................................................... 32
         7.5      Implementation ......................................................................................... 32
         7.6      General direction ...................................................................................... 32
         7.7      Transfers between Trusts ............................................................................... 32
         7.8      Acknowledgement by Approved Seller ..................................................................... 34

8.       ACQUISITION FROM APPROVED SELLER ................................................................................ 34

         8.1      Note Issue Direction ................................................................................... 34
         8.2      Accession of Approved Sellers .......................................................................... 34
         8.3      Sale Notices ........................................................................................... 34
         8.4      Constitution and Entitlement of the Trust Back ......................................................... 35
         8.5      Conditions Precedent to Purchase ....................................................................... 38
         8.6      Representations and warranties of Approved Seller ...................................................... 39
         8.7      Undertakings ........................................................................................... 42
         8.8      Priority ............................................................................................... 42
         8.9      Title Perfection Event;  Termination;  Repurchase ...................................................... 44
         8.10     Subsequent adjustment .................................................................................. 46
         8.11     Substitution ........................................................................................... 47
         8.12     Indemnification ........................................................................................ 48
         8.13     Power of Attorney ...................................................................................... 48

9.       ACQUISITION FROM WAREHOUSE TRUST BY ANOTHER TRUST ............................................................... 49

         9.1      Direction .............................................................................................. 49
         9.2      Implementation of acquisition .......................................................................... 49
         9.3      Survival of rights and remedies ........................................................................ 49
         9.4      Acknowledgement by Approved Seller ..................................................................... 49

10.      NOTES ........................................................................................................... 50

         10.1     Acknowledgement of indebtedness ........................................................................ 50
         10.2     Legal nature of Notes .................................................................................. 50
         10.3     Terms of Notes ......................................................................................... 50
         10.4     Interest and Principal Entitlement of Noteholders ...................................................... 50
         10.5     Minimum denomination of Notes .......................................................................... 50
         10.6     Notes not invalid if issued in breach .................................................................. 50
         10.7     Location of Notes ...................................................................................... 50
         10.8     No discrimination between Noteholders .................................................................. 51

11.      SELLER NOTE ..................................................................................................... 51

         11.1     Seller Note ............................................................................................ 51
         11.2     Form ................................................................................................... 51

                                       (ii)

12.      LIMITS ON RIGHTS OF NOTEHOLDERS AND BENEFICIARY ................................................................. 51

         12.1     General Limits ......................................................................................... 51
         12.2     Interests of Beneficiary assignable .................................................................... 52
         12.3     Ranking of interest of Beneficiary ..................................................................... 52
         12.4     Further limit on interest of Noteholders ............................................................... 52
         12.5     No liability of Noteholders or Beneficiary ............................................................. 52

13.      PROCEDURE FOR ISSUE OF NOTES .................................................................................... 53

         13.1     Note Issue Direction for a Trust ....................................................................... 53
         13.2     Requirements for a Note Issue Direction ................................................................ 53
         13.3     Series Notice .......................................................................................... 55
         13.4     Amendment .............................................................................................. 56
         13.5     Comply with Note Issue Direction ....................................................................... 56
         13.6     Proviso on compliance with Note Issue Direction ........................................................ 56
         13.7     Dealer Agreement ....................................................................................... 56
         13.8     Issue of Notes and transfer of benefit of Mortgages .................................................... 56
         13.9     Action following Note Issue ............................................................................ 57
         13.10    No liability for insufficient moneys.................................................................... 58
         13.11    Further assurance....................................................................................... 58
         13.12    Further issues subject to Rating Agency approval........................................................ 58
         13.13    Issue of unrated Notes.................................................................................. 58
         13.14    No limit on Notes....................................................................................... 58
         13.15    Excluded issue, offer or invitation only................................................................ 58

14.      TRANSFERS OF NOTES .............................................................................................. 58

         14.1     No restrictions on transfer of Notes ................................................................... 58
         14.2     Minimum transfer ....................................................................................... 59
         14.3     Form of transfer ....................................................................................... 59
         14.4     Execution of Note Transfer ............................................................................. 59
         14.5     Stamping of Note Transfer .............................................................................. 59
         14.6     Delivery of Note Transfer to Trustee ................................................................... 59
         14.7     Registration of Transferee as Noteholder ............................................................... 59
         14.8     Trustee entitled to refuse to register Transfer ........................................................ 59
         14.9     Refusal to register absolute ........................................................................... 59
         14.10    No fee for registration of a Note Transfer.............................................................. 60
         14.11    Taking effect of Note Transfers......................................................................... 60
         14.12    Rights and obligations of transferee.................................................................... 60
         14.13    Payments to transferee ................................................................................. 60
         14.14    Transmission of entitlements............................................................................ 60
         14.15    Marked Note Transfer.................................................................................... 61
         14.16    Reliance on documents................................................................................... 61
         14.17    Specimen signatures..................................................................................... 61
         14.18    Notes lodged with Austraclear........................................................................... 61

                                      (iii)


15.      NOTE ACKNOWLEDGEMENT ............................................................................................ 62

         15.1     Issue of Note Acknowledgement .......................................................................... 62
         15.2     Note Acknowledgement not certificate of title .......................................................... 62
         15.3     Execution of Note Acknowledgement ...................................................................... 62
         15.4     More than one Note Acknowledgement ..................................................................... 62
         15.5     Worn out, defaced or lost Note Acknowledgement ......................................................... 62
         15.6     Joint holdings ......................................................................................... 62
         15.7     Delivery of Note Acknowledgement ....................................................................... 63

16.      THE REGISTER .................................................................................................... 63

         16.1     Details to be kept on Register ......................................................................... 63
         16.2     Asset register ......................................................................................... 64
         16.3     Place of keeping Register, copies and access ........................................................... 64
         16.4     Details on Register conclusive ......................................................................... 64
         16.5     Closing of Register .................................................................................... 64
         16.6     Alteration of details on Register ...................................................................... 64
         16.7     Rectification of Register .............................................................................. 65
         16.8     Correctness of Register ................................................................................ 65
         16.9     Trust Manager must provide information ................................................................. 65
         16.10    Third party registrar................................................................................... 65

17.      MEETINGS OF NOTEHOLDERS ......................................................................................... 65

         17.1     Application of this clause ............................................................................. 65
         17.2     Convening of meetings by Trustee and Trust Manager ..................................................... 66
         17.3     Notice of meetings ..................................................................................... 66
         17.4     Chairman ............................................................................................... 67
         17.5     Quorum ................................................................................................. 67
         17.6     Adjournment ............................................................................................ 67
         17.7     Voting procedure ....................................................................................... 67
         17.8     Right to attend and speak .............................................................................. 68
         17.9     Appointment of proxies ................................................................................. 68
         17.10    Corporate representatives............................................................................... 69
         17.11    Rights of Representatives............................................................................... 69
         17.12    Powers of a meeting of Noteholders...................................................................... 69
         17.13    Extraordinary Resolution binding on Noteholders......................................................... 70
         17.14    Minutes and records..................................................................................... 70
         17.15    Written resolutions..................................................................................... 70
         17.16    Further procedures for meetings......................................................................... 71

                                      (iv)

18.      THE TRUST MANAGER ............................................................................................... 71

         18.1     Appointment of Trust Manager ........................................................................... 71
         18.2     Complete powers of management .......................................................................... 71
         18.3     Note issuance .......................................................................................... 72
         18.4     Trust Manager to act in interests of Beneficiary and
                  Noteholders ............................................................................................ 72
         18.5     Trust Manager to assist Trustee ........................................................................ 72
         18.6     Trust Manager's power to delegate ...................................................................... 72
         18.7     Trust Manager's power to appoint advisers .............................................................. 73
         18.8     Trust Manager's books available to Trustee ............................................................. 73
         18.9     Trust Manager will account to Trustee for moneys received .............................................. 73
         18.10    Trust Manager to report Pool Data on Reuters............................................................ 73
         18.11    Trust Manager to prepare notices etc.................................................................... 74
         18.12    Prior approval of circulars............................................................................. 74
         18.13    Taxes................................................................................................... 74
         18.14    Acquisition or disposal of Assets....................................................................... 74
         18.15    Monitor Support Facilities.............................................................................. 74
         18.16.   Make calculations, co-ordinate and provide reports...................................................... 74
         18.17    Trust Manager cannot bind Trustee unless authorised..................................................... 75
         18.18    Trust Manager must perform obligations under other
                  Transaction Documents .................................................................................. 75
         18.19    Trust Manager to provide personnel and systems ......................................................... 75
         18.20    Additional covenants by Trust Manager................................................................... 75

19.      TRUST MANAGER'S FEE ............................................................................................. 76

20.      RETIREMENT, REMOVAL AND REPLACEMENT OF TRUST MANAGER ............................................................ 76

         20.1     Retirement on Trust Manager's Default .................................................................. 76
         20.2     Trustee may remove recalcitrant Trust Manager .......................................................... 77
         20.3     Trustee appoints replacement Trust Manager ............................................................. 77
         20.4     Voluntary Retirement ................................................................................... 77
         20.5     No resignation by Trust Manager unless successor
                  appointed .............................................................................................. 77
         20.6     Trustee to act as Trust Manager if no successor appointed .............................................. 78
         20.7     Release of outgoing Trust Manager ...................................................................... 78
         20.8     New Trust Manager to execute deed ...................................................................... 78
         20.9     Settlement and discharge ............................................................................... 78
         20.10    Delivery of books, documents, etc....................................................................... 78
         20.11    Notice to Noteholders of new Trust Manager ............................................................. 79
         20.12    Waiver of Trust Manager's Defaults...................................................................... 79

                                       (v)

21.      TRUSTEE'S POWERS ................................................................................................ 79

         21.1     General power .......................................................................................... 79
         21.2     Specific powers ........................................................................................ 79
         21.3     Powers to be exercised with others ..................................................................... 81
         21.4     Delegation to Related Bodies Corporate ................................................................. 81
         21.5     Trustee's power to appoint attorneys and agents ........................................................ 82
         21.6     Generally unlimited discretion ......................................................................... 82

22.      TRUSTEE'S COVENANTS ............................................................................................. 82

         22.1     General ................................................................................................ 82
         22.2     To act continuously as Trustee ......................................................................... 82
         22.3     To act honestly, diligently and prudently .............................................................. 82
         22.4     No dispositions of Assets except in accordance with Trust
                  Deed ................................................................................................... 83
         22.5     Indemnity re acts of Trustee's delegates ............................................................... 83
         22.6     Forward notices etc to Trust Manager ................................................................... 83
         22.7     Trustee will implement Trust Manager's directions ...................................................... 83
         22.8     Custodian .............................................................................................. 83
         22.9     Bank accounts .......................................................................................... 84
         22.10    Perform Transaction Documents........................................................................... 84

23.      TRUSTEE'S FEES AND EXPENSES ..................................................................................... 84

         23.1     Trustee's Fee .......................................................................................... 84
         23.2     Reimbursement of expenses .............................................................................. 84
         23.3     Segregation of Trust Expenses .......................................................................... 84

24.      REMOVAL, RETIREMENT AND REPLACEMENT OF TRUSTEE .................................................................. 84

         24.1     Retirement for Trustee's Default ....................................................................... 84
         24.2     Trust Manager may remove recalcitrant Trustee .......................................................... 85
         24.3     Trust Manager appoints replacement ..................................................................... 85
         24.4     Voluntary Retirement ................................................................................... 85
         24.5     No resignation by Trustee unless successor appointed ................................................... 85
         24.6     Trust Manager to act as Trustee if no successor appointed .............................................. 86
         24.7     Trusts to be vested in new Trustee ..................................................................... 86
         24.8     Release of outgoing Trustee ............................................................................ 86
         24.9     New Trustee to execute deed ............................................................................ 86
         24.10    Trust Manager and outgoing Trustee to settle amounts
                  payable ................................................................................................ 87
         24.11    Outgoing Trustee to retain lien......................................................................... 87
         24.12    Delivery of books, documents, etc....................................................................... 87
         24.13    Notice to Noteholders of New Trustee.................................................................... 87

25.      APPOINTMENT OF SERVICER.......................................................................................... 87

                                       (vi)

26.      LEAD MANAGER..................................................................................................... 87

         26.1     Appointment of Lead Manager............................................................................. 87
         26.2     Fees ................................................................................................... 88

27.      BANK ACCOUNTS.................................................................................................... 88

         27.1     Opening of bank accounts................................................................................ 88
         27.2     Location of bank accounts............................................................................... 88
         27.3     Name of bank accounts................................................................................... 89
         27.4     Purpose of bank accounts................................................................................ 89
         27.5     Authorised signatories.................................................................................. 89
         27.6     Trust Manager not entitled to have access............................................................... 89
         27.7     Bank statements and account information................................................................. 89
         27.8     Deposits................................................................................................ 89
         27.9     Withdrawals............................................................................................. 89
         27.10    All transactions through central accounts............................................................... 90

28.      AUDITOR.......................................................................................................... 90

         28.1     Auditor must be registered.............................................................................. 90
         28.2     Appointment of Auditor.................................................................................. 90
         28.3     Removal and retirement of Auditor....................................................................... 90
         28.4     Appointment of replacement Auditor...................................................................... 90
         28.5     Auditor may have other offices.......................................................................... 91
         28.6     Access to working papers................................................................................ 91
         28.7     Auditor's remuneration and costs........................................................................ 91
         28.8     Access to information................................................................................... 91

29.      ACCOUNTS AND AUDIT............................................................................................... 91

         29.1     Keeping Accounts........................................................................................ 91
         29.2     Location and inspection of books........................................................................ 91
         29.3     Accounts to be kept in accordance with Approved
                  Accounting Standards.................................................................................... 91
         29.4     Preparation of annual Accounts.......................................................................... 91
         29.5     Annual audited Accounts................................................................................. 92
         29.6     Inspection and copies of audited Accounts............................................................... 92
         29.7     Tax returns............................................................................................. 92
         29.8     Audit................................................................................................... 92
         29.9     No Responsibility for Servicer.......................................................................... 92

                                      (vii)

30.      PAYMENTS......................................................................................................... 92

         30.1     Cashflow Allocation Methodology......................................................................... 92
         30.2     Payments to Beneficiary................................................................................. 93
         30.3     Subordination of Beneficiary's Entitlements............................................................. 93
         30.4     Insufficient moneys..................................................................................... 93
         30.5     Income or capital....................................................................................... 93
         30.6     Income of Trust......................................................................................... 94

31.      INDEMNITY........................................................................................................ 94

32.      REPRESENTATIONS AND WARRANTIES................................................................................... 95

         32.1     General representations and warranties.................................................................. 95
         32.2     Trustee entitled to assume accuracy of representations
                  and warranties.......................................................................................... 95

33.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY
         GENERALLY........................................................................................................ 96

         33.1     Reliance on certificates................................................................................ 96
         33.2     Trustee and Trust Manager may assume signed documents to
                  be genuine.............................................................................................. 96
         33.3     Trustee's reliance on Trust Manager, Approved Seller or
                  Servicer................................................................................................ 97
         33.4     Trust Manager's reliance on Trustee, Approved Seller or
                  Servicer................................................................................................ 97
         33.5     Compliance with laws.................................................................................... 98
         33.6     Taxes................................................................................................... 98
         33.7     Reliance on experts..................................................................................... 98
         33.8     Oversights of others.................................................................................... 98
         33.9     Powers, authorities and discretions..................................................................... 98
         33.10    Impossibility or impracticability....................................................................... 98
         33.11    Duties and charges...................................................................................... 99
         33.12    Legal and other proceedings............................................................................. 99
         33.13    No liability except for negligence etc.................................................................. 100
         33.14    Further limitations on Trustee's liability.............................................................. 100
         33.15    Further limitations on Trust Manager's liability........................................................ 100
         33.16    Liability of Trustee limited to its right of indemnity.................................................. 101
         33.17    Trustee's right of indemnity - general.................................................................. 102
         33.18    Trustee's right of indemnity - Consumer Credit
                  Legislation ............................................................................................ 103
         33.19    Extent of liability of Trust Manager.................................................................... 104
         33.20    Right of indemnity...................................................................................... 104
         33.21    Conflicts............................................................................................... 104

                                       (viii)


         33.22    Trustee not obliged to investigate the Trust Manager
                  etc..................................................................................................... 105
         33.23    Independent investigation of credit..................................................................... 105
         33.24    Information............................................................................................. 105
         33.25    Entering into Transaction Documents..................................................................... 105
         33.26    Reliance by Trustee..................................................................................... 106
         33.27    Investigation by Trustee................................................................................ 106

34.      NOTICES.......................................................................................................... 106

         34.1     Notices Generally....................................................................................... 106
         34.2     Notices to Noteholders.................................................................................. 107
         34.3     Notices to Designated Rating Agencies .................................................................. 107

35.      PAYMENTS GENERALLY............................................................................................... 107

         35.1     Payments to Noteholders................................................................................. 107
         35.2     Payment Methods......................................................................................... 107
         35.3     Payment to be made on Business Day ..................................................................... 108
         35.4     Payment good discharge.................................................................................. 108
         35.5     Trust Manager to arrange payments....................................................................... 108
         35.6     Valid receipts.......................................................................................... 108
         35.7     Taxation................................................................................................ 108

36.      AMENDMENT ......................................................................................................  109

         36.1     Amendment without consent............................................................................... 109
         36.2     Amendment with consent.................................................................................. 109
         36.3     Copy of amendments to Noteholders....................................................................... 109
         36.4     Copy of amendments in advance to Designated Rating
                  Agencies................................................................................................ 110

37.      CONFIDENTIALITY.................................................................................................. 110

38.      MISCELLANEOUS.................................................................................................... 112

         38.1     Data Base to be retained as confidential................................................................ 112
         38.2     Certificates by Trust Manager........................................................................... 112
         38.3     Waivers, remedies cumulative............................................................................ 112
         38.4     Retention of documents.................................................................................. 112
         38.5     Governing law........................................................................................... 113
         38.6     Severability of provisions.............................................................................. 113
         38.7     Counterparts............................................................................................ 113
         38.8     Inspection of this deed................................................................................. 113



                                       (ix)

^[owner]:^[docname]:^[dated]

                                MASTER TRUST DEED


MASTER TRUST DEED dated 14 February     1997 between:

1. WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) of Level 9, 66 Pitt Street, Sydney, New South Wales 2000 (the Trustee); and

2. THE MORTGAGE COMPANY PTY LIMITED (ACN 070 968 302) of Level 6, 228 Pitt Street, Sydney, New South Wales (the Trust Manager).

RECITALS

A. It is intended by this deed to provide for the establishment of separate trusts, all being Trusts (collectively the WST Trusts) (or such other name as the Trustee and the Trust Manager may from time to time agree).

B. The Trustee has agreed to act as the trustee and the Trust Manager as the manager of the Trusts. The Mortgage Company Pty Limited has agreed to act as the servicer of certain Trusts.

C. The Trustee may enter into Support Facilities and a Security Trust Deed in connection with the issue of Notes by the Trustee as the trustee of a Trust.

D. Notes issued by the Trustee will not be deposit or other liabilities of Westpac or its Associates, nor do Westpac or its Associates stand by the capital value and/or performance of the Notes, or any Assets of any Trust, except as expressly provided in the Transaction Documents for that Trust.

IT IS AGREED as follows.

PART A - DEFINITIONS AND INTERPRETATION

1.         DEFINITIONS AND INTERPRETATION

1.1        Definitions

           The following definitions apply unless the context requires otherwise.

           Accounts means accounts as defined in section 9 of the Corporations Law.

           Adverse Effect means an event which will materially and adversely affect the amount of any payment to be made to any Noteholder, or will materially and adversely affect the timing of such payment.

           Application for Notes means an application for Notes in the form of schedule 1 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

           Approved Accounting Standards means:

           (a) the accounting standards from time to time approved under the Corporations Law;

           (b) the requirements of the Corporations Law in relation to the preparation and content of accounts; and

           (c) generally accepted accounting principles and practices in Australia consistently applied, except where inconsistent with the standards or requirements referred to in paragraphs (a) or (b).

           Approved Bank means:

           (a) a Bank which has a short term rating of at least A-1+ from S&P and P-1 from Moody's; or

           (b) in relation to a Trust, any bank or financial institution which is specified to be an Approved Bank in the relevant Series Notice,

           but (in relation to a Rated Trust for which S&P is a Designated Rating Agency) means Westpac Banking Corporation for so long as it has a short term rating of A-1 or better from S&P.

           Approved Seller means:

           (a)         other than in clauses 8.1, 8.2, 8.3, 8.5(b), 8.6, 8.7,
                       8.11, 8.12, 11, 33 and 37, the Trustee as trustee of any Warehouse Trust; or

           (b)         other than in clauses 8.2, 8.5(b), 8.6, 8.7, 8.11, 8.12,
                       11, 33 and 37, the Trustee as trustee of any other Trust that is not a Warehouse Trust; or

           (c) any person which the Trust Manager notifies the Trustee is an Approved Seller for the purposes of this deed and who has executed a Seller Accession Certificate,

           and where used in the context of a Trust means the Approved Seller in relation to that Trust.

           Assets in relation to a Trust means the assets being property of that Trust from time to time including the following to the extent to which they relate to the Trust:

           (a) any Loans, Mortgages or other Receivables and any other Receivable Securities and Related Securities and other rights held by the Trustee in its capacity as the Trustee of that Trust on and subject to the terms of the Transaction Documents;

           (b)         cash, debts or other Authorised Investments;

           (c)         the interests of the Trustee in any Support Facility; and

           (d) income accrued from Receivables and Authorised Investments.

           Associate in relation to an entity means:

           (a)         a Related Corporation of that entity;

           (b) an entity, or the trustee or manager of a trust, which has a Controlling Interest in that entity, or a Related Corporation of that entity;

           (c)         a Related Corporation of an entity included in paragraph
                       (b) or (e);

           (d) a director of that entity or an entity included in paragraph (a), (b) or (c) or of the manager or of the trustee of any trust included in paragraph (a), (b) or
                       (c) or a spouse, child, parent or sibling of that director;

           (e) a corporation, or the trustee or manager of a trust, in which one or more entity or person mentioned in paragraph
                       (a), (b), (c), (d), (e), (f) or (g) alone or together has a Controlling Interest;

           (f) the trustee of a discretionary trust of which an entity or person included in paragraph (a), (b), (c), (d), (e) or (g) is a beneficiary (whether or not through one or more other discretionary trusts); or

           (g) an entity of which a director of that entity or a Related Corporation of that entity is also a director.

           For the purposes of this definition:

           (i) where a person is a beneficiary of a discretionary trust, that person shall be taken to own, and control, all the assets of that trust;

           (ii)        director has the meaning given in the Corporations Law;
                       and

           (iii) a person has a Controlling Interest in a corporation or trust if:

                       (A) the corporation or its directors, or the trustee or manager of the trust or its directors, are accustomed, or under an obligation, whether formal or informal, to act in accordance with the directions, instructions or wishes of that person or of that person in concert with others; or

                       (B) the person has a relevant interest (as defined in the Corporations
                                    Law) in aggregate in more than 20% of the issued or voting shares, units or other interests in the corporation or trust (in number, voting power or value), or would have that relevant interest if any rights were exercised to subscribe for, or acquire or convert into, shares, units or other interests which are issued or unissued.
                                    The definition of relevant interest applies as if units or other interests were shares.

           Auditor in relation to a Trust means the auditor of that Trust appointed from time to time under clause 28.

           Austraclear means Austraclear Limited.

           Austraclear Regulations means the regulations published by Austraclear.

           Austraclear System means the System as defined in the Austraclear Regulations.

           Australian Jurisdiction means a State or Territory of the Commonwealth and the Commonwealth of Australia.

           Authorisation includes:

           (a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or

           (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

           Authorised Investments in respect of a Trust means, unless otherwise specified in the relevant Series Notice, any investments which at their date of acquisition are:

           (a) Loans secured by Mortgages, those Mortgages and any other Related Securities and Receivable Rights;

           (b) other Receivables, Receivable Securities and Receivable Rights approved by the Trust Manager;

           (c)         cash;

           (d) bonds, debentures, stock or treasury bills of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

           (e) debentures or stock of any public statutory body constituted under the law of the Commonwealth of Australia or of any State of the Commonwealth where the repayment of the principal secured and the interest payable thereon is guaranteed by the Commonwealth or any State or Territory of the Commonwealth;

           (f) notes of other securities of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

           (g)         (i)       deposits with, or the acquisition of
                                 certificates of deposit (whether negotiable, convertible or otherwise), issued by, a Bank which carries on business in Victoria and New
                                 South Wales;

                       (ii) bills of exchange which at the time of acquisition have a remaining term to maturity of not more than 200 days, accepted or endorsed by a Bank which carries on business in Victoria and New South Wales, which, in each case, has either:

                       (A) the highest short-term rating available to be given by the Rating Agencies; or

                       (B) if such investment has a maturity of 30 days or less and does not exceed 20% of the total Invested Amount of all relevant Notes on the date of the investment a short-term rating of A-1/P-1 by the Rating Agencies;

           (h) any other assets of a class of assets that are both:

                       (i)       prescribed for the purposes of sub-paragraph
                                 (iv) of the definition of a pool of
                                 mortgages in section 84FA(1) of the Stamp
                                 Duties Act, 1920 of New South Wales, or are otherwise included within that definition of pool of mortgages; and

                       (ii) declared by order of the Governor in Council of Victoria and published in the Victorian Government Gazette to be assets for purposes of Subdivision 17A of the Stamps Act, 1958 of Victoria or are otherwise included within sub-paragraph (b)(ii) of the definition of pool of mortgages in section 137NA of that Act.

           (In paragraphs (b) - (g) inclusive of this definition, expressions shall be construed and, if necessary read down, so that the Notes in relation to any Trust constitute mortgage-backed securities for the purposes of both the Stamp Duties Act, 1920 of New South Wales and the Stamps Act, 1958 of Victoria.)

           Authorised Signatory means:

           (a) in relation to The Mortgage Company Pty Limited (in whatever capacity) or Westpac Banking Corporation (in whatever capacity), any person from time to time nominated as an Authorised Officer by an authorised attorney of the Mortgage Company Pty Limited or Westpac Banking Corporation (as the case may be) by notice to the Trustee accompanied by:

                       (i) a certified copy of the power of attorney (if not previously provided); and

                       (ii) a certified copy of the signatures of each person so appointed;

           (b) in relation to the Trustee, any duly appointed attorney of the Trustee;

           (c) except as provided in the relevant Series Notice or Security Trust Deed, in relation to the Security Trustee any officer or employee of the Security Trustee whose title includes the word "Manager"; and

           (d) in relation to any other person, any person from time to time whose name, title or position and specimen signature are set out in a certificate signed by two directors or one director and one secretary of that person confirming that person's appointment as an Authorised Signatory for the purposes of this deed and/or any Transaction Document to which that corporation is a party.

           Authorised Trustee Investment means an investment in which a trustee is for the time being authorised to invest trust funds under the laws of an Australian Jurisdiction.

           Bank means a corporation authorised under the Banking Act 1959 to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking.

           Beneficiary means, in relation to a Trust, the person nominated in the Notice of Creation of Trust for that Trust as the beneficiary of that Trust (including, where relevant, the holder of any unit representing an interest as beneficiary of the Trust).

           Borrowing means, in relation to a Trust, any Financial Indebtedness of the Trustee in its capacity as trustee of the Trust but does not include any Financial Indebtedness of the Trustee in any other capacity or in respect of any other Trust. Borrow has an equivalent meaning.

           Business Day means any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in Sydney.

           Carryover Charge Off in relation to Notes relating to a Trust has the meaning, if any, given to that term in the relevant Series Notice for that Trust.

           Certificate of Title means, in relation to a Mortgaged Property, the certificate of title (or, if one is not issued, the original registration confirmation statement or similar document) (if any) to that Mortgaged Property issued under any relevant legislation (and, in the case of Land, issued under any Real Property Legislation).

           Class in relation to Notes issued, or to be issued, in respect of a Trust means Notes having as amongst themselves in all respects the same rights or restrictions (and for this purpose a Seller Note is a Class of Notes).

           Closing Date means, in respect of a Trust, the date specified as the Closing Date in the Series Notice or Sale Notice for that Trust.

           Collection Account means the account established and maintained under clause 27 or, in relation to a Trust, any other account specified as the Collection Account in the Series Notice for that Trust.

           Collections in respect of a Trust means such amounts as may be specified as Collections for the Trust in the relevant Series Notice.

           Consumer Credit Legislation means any legislation relating to consumer credit including:

           (a)         the Credit Act of any Australian Jurisdiction;

           (b)         the Consumer Credit Code (NSW) 1996; and

           (c) any other equivalent legislation of any Australian Jurisdiction.

           Coupon in relation to a Note and a Coupon Payment Date means the amount of interest (if any) accrued in respect of that Note and due for payment on that Coupon Payment Date, determined in accordance with the corresponding Series Notice.

           Coupon Payment Date in relation to a Note means each date for the payment of interest under the Note as specified in the corresponding Series Notice.

           Creditor in relation to a Trust means a creditor of the Trustee (including the Security Trustee, the Noteholders, the Approved Seller, the Trustee as trustee of another Trust, the Servicer, the Trust Manager, the Support Facility Providers and the Lead Manager (if any) in relation to the Trust) in its capacity as trustee of the Trust.

           Cut-Off Date means, in relation to a Portfolio of Receivables, the date specified as the Cut-off Date for the Receivables relating to that Portfolio of Receivables in the relevant Note Issue Direction or Series Notice.

           Data Base in relation to the Trustee, the Trust Manager and any Servicer means all information, data and records collected, held or stored in any way or in any medium (including, without limitation, computer retention and storage) by or for the Trustee, the Trust Manager and the Servicer respectively relating to and including any Receivable, Receivable Security or Related Security which is given or transferred to the Trustee under or as contemplated by this deed.

           Dealer Agreement means, in relation to any Notes, any dealer agreement, subscription agreement, underwriting agreement or other distribution agreement (however called) under which dealers, managers or other persons agree to subscribe for, underwrite or otherwise arrange the distribution of those Notes.

           Designated Rating in relation to a Support Facility provided to, or the benefit of which is held by, the Trustee as trustee of a Rated Trust, means a credit rating of the party providing the Support Facility as specified or approved by each Designated Rating Agency for that Trust.

           Designated Rating Agency in relation to Notes issued or to be issued by the Trustee of a Trust, means each Rating Agency which has been requested by the Trust Manager to rate such Notes in relation to that Trust.

           Distributable Income has the meaning given in clause 30.6.

           Eligible Receivable means a Receivable or Receivable Security (as the case may be) which meets the Eligibility Criteria for that Receivable.

           Eligibility Criteria in respect of a Receivable or a Receivable Security and a Trust has the meaning given in the corresponding Series Notice for that Trust.

           Enforcement Expenses in relation to a Purchased Receivable or a Purchased Receivable Security has the meaning given in the relevant Series Notice.

           Expenses in relation to a Trust means any costs, charges or expenses incurred by the Trustee or the Trust Manager in the administration or operation of the Trust under the Transaction Documents for that Trust, including the following to the extent to which they relate to that Trust:

           (a) any such amounts payable or incurred by the Trustee or the Trust Manager in the acquisition, maintenance, review, administration or disposal of an Authorised Investment or Asset;

           (b) any such amounts payable under or incurred by the Trustee or the Trust Manager under any Security Trust Deed;

           (c) any fees and other amounts payable to the Trust Manager under this deed (including Enforcement Expenses incurred in connection with the enforcement of any Receivable Security);

           (d) any fees and expenses payable to the Auditor or any other auditor;

           (e) any fees and expenses payable by the Trustee (including in its personal capacity) to the Designated Rating Agency as agreed between the Trustee and the Trust Manager from time to time;

           (f) the cost and expenses of registering caveats or transfers of any Receivable or Receivable Security;

           (g) any fees and expenses charged from time to time by Austraclear to the Trustee's account in the exercise of the Trustee's power under clause 21.2(k);

           (h) any costs of postage and printing of all cheques, accounts, statements, notices, Note Acknowledgements and other documents required to be posted to a Beneficiary or Noteholders of the Trust under this deed;

           (i) any costs of any valuation of the Trust or of any Asset of the Trust;

           (j) any expenses incurred in connection with Trust Accounts of the Trustee in relation to the Trust and bank fees (including account keeping fees) and other bank or government charges (including bank account debits, tax and charges in respect of financial institutions duty) incurred in connection with the keeping of, or the transaction of business through, the internal accounts and bank accounts of the Trustee and their management;

           (k) any fees, charges and amounts which are paid or payable to any person appointed or engaged by the Trustee or the Trust Manager pursuant to this deed to the extent that the fees, charges and amounts would be payable or reimbursable to the Trustee or the Trust Manager under any other provision of this definition or under any other provision of this deed if the services performed by the person so appointed or engaged had been carried out directly by the Trustee or the Trust Manager and to the extent that those fees, charges and amounts are reasonable in amount and properly incurred;

           (l) the amount of any indemnity from the Trust claimed by the Trustee or the Trust Manager under clause 33.12;

           (m) all legal costs and disbursements (calculated in the same manner as under clause 33.12) incurred by the Trust Manager and the Trustee in relation to:

                       (i) any subsequent consent, agreement, approval, waiver or amendment under, of or to any Transaction Document; or

                       (ii) any matter of concern to the Trust Manager or the Trustee in relation to a Transaction Document or the Trust (provided that those costs and disbursements cannot be incurred unless the expenditure has first been notified to the Trust Manager);

           (n) any costs incurred by the Trust Manager or the Trustee in, or in connection with, the retirement or removal (other than removal on the grounds of their own default) of the Trustee or the Trust Manager respectively under this deed and the appointment of any person in substitution to the extent that those costs are reasonable in amount and properly incurred;

           (o) any other costs, charges, expenses, fees, liabilities, Taxes (including stamp duty payable on cheques), imposts and other outgoings properly incurred by the Trustee or the Trust Manager in exercising their respective powers, duties and obligations under this deed or any other Transaction Document (other than the Notes);

           (p) any legal costs and disbursements incurred by the Trustee in connection with court proceedings brought against it under this deed (except where the Trustee is found to have been in breach of this deed or to have acted in breach of its duties);

           (q) any costs incurred by the Trustee in, or in connection with, the retirement or removal of the Servicer and the appointment of any substitute to the extent those costs are reasonable in amount and properly incurred;

           (r) any costs and expenses which the Trustee is obliged to reimburse under clause 7.1 or 7.2 of the Servicing Agreement; and

           (s) any amount specified as an Expense in the Series Notice for a Trust,

           provided that general overhead costs and expenses of the Trustee and the Trust Manager (including, without limitation, rents and any amounts payable by the Trustee or the Trust Manager (as applicable) to its employees in connection with their employment) incurred directly or indirectly in connection with the business of the Trustee or the Trust Manager (as applicable) or in the exercise of its rights, powers and discretions or the performance of its duties and obligations in relation to the Trust shall not constitute Expenses.

           Expiry Time means, in relation to a Sale Notice, the time specified as the expiry time in that Sale Notice.

           Extraordinary Resolution in relation to the Noteholders of a Trust or any Class means, subject to the provisions of any Security Trust Deed in respect of the relevant Trust:

           (a) a resolution passed at a meeting of the Noteholders of that Trust or Class (as the case may be) duly convened and held in accordance with the provisions contained in clause 17 by a majority consisting of not less than 75% of the votes able to be cast by Noteholders cast (by show of hands or poll, as the case may be); or

           (b) a resolution in writing under clause 17.15 signed by all the Noteholders of that Trust or Class.

           Fair Market Value means:

           (i) in relation to a Purchased Receivable and the related Receivable Rights, the fair market value of that Purchased Receivable and those Receivable Rights agreed between the Trustee (acting on appropriate expert advice) and the Approved Seller, or in the absence of such agreement as determined by the Auditor; or

           (ii in relation to any other Receivable and the related Receivable Rights, the fair market value of that Receivable and those Receivable Rights determined by the Trust Manager (acting on appropriate expert advice, including where relevant the Auditor), in all cases as reflecting the status of the Receivable as a performing or non-performing Receivable (as determined by the relevant Servicer) and any benefit in respect of that Receivable which the intended purchaser will have under any relevant Support Facility. The Trustee shall be entitled to assume that a purchase price offered to it for a Purchased Receivable and the related Receivable Rights which is equal to or exceeds the relevant Unpaid Balance is equal to or exceeds the Fair Market Value of that Purchase Receivable and the related Receivable Rights.

           Financial Indebtedness means any indebtedness, present or future, actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatever. It includes indebtedness under or in respect of a negotiable or other financial instrument, guarantee, interest, gold or currency exchange, hedge or arrangement of any kind, redeemable share, share the subject of a guarantee, discounting arrangement, finance or capital lease, hire purchase, deferred purchase price (for more than 90 days) of an asset or service or an obligation to deliver goods or other property or provide services paid for in advance by a financier or in relation to another financing transaction.

           Financial Year in relation to each Trust means:

           (a) each consecutive period of 12 months from 1 July in each year until 30 June in the following year; or

           (b) any other consecutive period of 12 months as may at any time be substituted for the consecutive period referred to in paragraph (a) of this definition by determination of the Trust Manager with the approval of the Trustee, and includes,

           (c) any consecutive period greater or less than 12 months that may arise as a result of the adoption of any substituted period under paragraph (b) of this definition;

           (d) the period commencing on the date of its creation under this deed to the next succeeding 30 June, or, if a substituted period is in force under this definition in respect of the Trust at its commencement, then to the immediately succeeding date of termination of that substituted period; and

           (e) the period to the Termination Date of the Trust from the immediately preceding 1 July or, if a substituted period is in force under this definition at the Termination Date then from the immediately preceding date of commencement of that substituted period.

           Future Agreement means the agreement formed between an Approved Seller and the Trustee if the Trustee accepts a Sale Notice given under clause 8.

           Government Agency means:

           (a) any body politic or government in any jurisdiction, whether federal, state, territorial or local;

           (b) any minister, department, office, commission, instrumentality, agency, board, authority or organisation of any government or in which any government is interested;

           (c)         any corporation owned or controlled by any government.

           Hedge Agreement means, in relation to a Trust, any futures contract, option agreement, hedge, swap, cap, forward rate agreement or other arrangement in relation to interest rates made by the Trustee (whether alone or with the Trust Manager or any other person) with respect to the Receivables in, or Notes issued in relation to, that Trust in accordance with this deed, as specified in the relevant Series Notice.

           Information Memorandum means, in relation to the issue of any Notes, any publicity documents publicly circulated to prospective investors in relation to that issue entitled "Information Memorandum", "Offering Circular" or a similar name, but does not include any term sheet or general correspondence in relation to the placement of any Notes.

           Initial Invested Amount in relation to a Note has the meaning given in the relevant Series Notice for that Note.

           Insolvency Event in relation to the Trustee (in its personal capacity and as trustee of a Trust), the Trust Manager, a Servicer, or a Mortgage Insurer (each a relevant corporation) means the happening of any of the following events:

           (a) an administrator of the relevant corporation is appointed;

           (b) except for the purpose of a solvent reconstruction or amalgamation:

                       (i) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application to a court or other steps (other than frivolous or vexatious applications, proceedings, notices and steps) are taken for:

                                    (A)         the winding up, dissolution or
                                                administration of the relevant
                                                corporation; or

                                    (B)         the relevant corporation
                                                entering into an arrangement,
                                                compromise or composition with
                                                or assignment for the benefit of
                                                its creditors or a class of
                                                them; or

                       (ii) the relevant corporation ceases, suspends or threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets; or

           (c) the relevant corporation is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts (except, in the case of the Trustee where this occurs in relation to another trust of which it is the trustee);

           (d) a receiver, receiver and manager or administrator is appointed (by the relevant corporation or by any other person) to all or substantially all of the assets and undertaking of the relevant corporation or any part thereof (except, in the case of the Trustee where this occurs in relation to another trust of which it is the trustee); or

           (e)         anything analogous to an event referred to in paragraphs
                       (a) to (d) (inclusive) or having substantially similar effect, occurs with respect to the relevant corporation.

           Insurance Policy means:

           (a) in relation to a Loan, any fire and/or risks insurance policy or other general insurance policy in force in respect of that Loan or the related Mortgaged Property; or

           (b) in relation to any other Receivable, any insurance policy taken out with respect to the assets from which that Receivable is derived.

           Insurance Proceeds means any payments received by the designated beneficiary of an Insurance Policy.

           Invested Amount in relation to a Note has the meaning given in the relevant Series Notice for that Note.

           Investment Direction means:

           (a)         a Note Issue Direction; or

           (b)         a Warehouse Trust Direction.

           Land means:

           (a) any estate or interest whether at law or in equity in freehold or leasehold land situated in an Australian Jurisdiction, including all improvements on that land; and

           (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act, 1973 (New South Wales) or the Community Land Development Act, 1989 (New South Wales) or any equivalent legislation in any other Australian Jurisdiction.

           Lead Manager means, in relation to any issue of Notes, any person who is appointed as lead manager, co-lead manager, arranger, co-arranger or any similar participant in relation to that issue.

           Liquidity Facility Agreement in relation to a Trust means any agreement specified as a Liquidity Facility Agreement in the Series Notice for that Trust.

           Liquidity Facility Provider means in relation to a Liquidity Facility Agreement the bank or financial institution which provides that facility or if it is a syndicated facility the bank or financial institution which is the agent under that facility.

           Loan means a loan originated or acquired by the Trustee in accordance with this deed.

           Marked Note Transfer means a Note Transfer marked by the Trustee in accordance with clause 14.15.

           Maturity Date in relation to a Note means the date specified in the corresponding Series Notice to be the last or, where there is only one specified, the Payment Date for the Note.

           Moody's means Moody's Investor Services Inc or Moody's Investor Services Pty Limited, and their respective successors and assigns.

           Mortgage means a registered (or pending registration, registrable) mortgage over Land, situated in any Australian Jurisdiction, which is either:

           (a)         originated by the Trustee under this deed; or

           (b)         originally granted to the relevant Approved Seller,

           and securing the repayment of the principal amount of a Loan and all other moneys payable under the Loan.

           Mortgaged Property means:

           (a) in relation to a Mortgage, the Land the subject of that Mortgage; and

           (b) in relation to any other Receivable Security, the property subject to that Receivable Security.

           Mortgage Insurance Policy means a policy of insurance under which a Mortgage Insurer insures the Trustee as trustee of a Trust against loss under a Receivable which is an Asset of that Trust.

           Mortgage Insurance Proceeds means any amounts received by the Trustee (or a Servicer on its behalf) under any Mortgage Insurance Policy.

           Mortgage Insurer means any mortgage insurer specified, in relation to a Trust, as a Mortgage Insurer in the Series Notice for that Trust.

           Mortgagor means the security provider under a Receivable Security.

           Note means:

           (a) a debt security issued by the Trustee as trustee of a Trust in accordance with clause 10;

           (b)         a Seller Note; or

           (c) any other security or instrument issued by the Trustee and agreed by the Trustee and the Trust Manager to be a Note.

           Note Acknowledgement means an acknowledgment of the registration of a person as the holder of a Note in the form set out in schedule 2 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

           Noteholder means, in relation to a Trust at any given time:

           (a) a person then appearing in the Register as the holder of a Note with respect to that Trust;

           (b) the holder of a Seller Note with respect to that Trust (if not covered in paragraph (a)); or

           (c) in relation to a Warehouse Trust, each Warehouse Facility Provider in relation to that Warehouse Trust except where the relevant reference to Noteholder relates to the application or subscription for, or the issue or holding of, Notes.

           Note Issue Date in relation to a Trust and Notes means the date on which the Notes are issued by the Trustee as trustee of that Trust and, in the case of a proposed issue of Notes, means the date for this referred to in the corresponding Note Issue Direction.

           Note Issue Direction means a direction by the Trust Manager to the Trustee substantially in the form of schedule 3 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

           Note Transfer means a transfer and acceptance of Notes materially in the form of schedule 4 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

           Notice of Creation of Trust means a notice substantially in the form of schedule 5 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

           Obligor means, in relation to a Receivable, the person who is obliged to make payments with respect to that Receivable, whether as a principal or secondary obligation (and in the case of a Loan means the person who is the account debtor under that Loan), and includes where the context requires, any other person obligated to make payments with respect to that Receivable (including any guarantor).

           Other Secured Liability means a loan, financial obligation or other liability that is at any time secured by a Purchased Receivable Security, other than a Purchased Receivable and any amounts payable under any relevant Receivable Agreement or otherwise payable in connection with a Purchased Receivable.

           Payment Date means a Coupon Payment Date or a Principal Repayment
           Date.

           Portfolio of Receivables means the Receivables specified by the Trust Manager in an Investment Direction as a class or type of Receivable that has substantially the same terms and conditions.

           Principal Entitlement in relation to a Note and a Principal Repayment Date means the amount of principal in respect of the Note due to be repaid on that Principal Repayment Date, determined in accordance with the corresponding Series Notice.

           Principal Repayment Date in relation to a Note means each date for the repayment of part or all of the outstanding principal in relation to the Note as specified in the corresponding Series Notice.

           Privacy Act means the Privacy Act 1988 (Cth) or any equivalent law of any Australian Jurisdiction.

           Purchase Price means, in relation to Receivables and related Receivable Rights offered for sale under a Sale Notice, the Purchase Price specified in the relevant Sale Notice as adjusted (where relevant) in accordance with that Sale Notice.

           Purchased Receivable means a Receivable referred to in a Sale Notice which is accepted by the Trustee unless the Trustee has ceased to have an interest in that Receivable.

           Purchased Receivable Security means a Receivable Security referred to in a Sale Notice which is accepted by the Trustee, unless the Trustee has ceased to have any interest in that Receivable Security.

           Rated Trust means a Trust in respect of which there is a Designated Rating Agency.

           Rating Agency means Moody's, S&P or any other recognised rating agency designated from time to time in writing by the Trust Manager to the Trustee.

           Real Property Legislation means any law relating to the registration, priority or effectiveness of any mortgage over land in any State or Territory of Australia.

           Receivable means a right or interest under or in relation to any asset which generates revenue over time, including:

           (a)         a residential or commercial loan (including a Loan);

           (b) an operating or finance lease (including a lease of real property, plant and equipment and a hire purchase agreement);

           (c)         a trade receivable;

           (d)         an automobile receivable;

           (e)         a credit or charge card receivable; and

           (f) any other receivable or other form of monetary obligation.

           Receivable Agreement means in relation to a Receivable, any agreement or arrangement entered into between:

           (a) if the Receivable is originated by the Trustee under this deed, the Trustee; or

           (b) if the Receivable is acquired by the Trustee from an Approved Seller under this deed, the Approved Seller,

           and the Obligor under which the Obligor incurs obligations to the Trustee or Approved Seller (as the case may be) with respect to the Receivable, and in the case of an agreement entered into by an Approved Seller in a form provided to the Trustee by the Approved Seller before the Sale Notice with respect to that Receivable is given.

           Receivable Rights means, in relation to Receivables to be acquired by the Trustee from an Approved Seller, all of the Approved Seller's or the Trustee's (as the context requires) right, title, benefit and interest (present and future) in, to, under or derived from:

           (a) the Receivables and Receivable Securities specified in the relevant Sale Notice; and

           (b) such of the following as relate to those Receivables and Receivable Securities:

                       (i)          the Related Securities;

                       (ii)         the Relevant Documents;

                       (iii)        the Collections; and

                       (iv) all moneys, present, future, actual or contingent, owing at any time by an Obligor (whether alone or with another person) or any other person (other than the Approved Seller) under or in connection with a Related Security, including all principal, interest, reimbursable costs and expenses and any other amounts incurred by or payable to the Approved Seller, irrespective of whether such amounts relate to advances made or other financial accommodation provided by the Approved Seller to any Obligor before or after the Closing Date, but does not include:

           (c)         any Other Secured Liability; and

           (d) in relation to the Receivables and Receivable Securities specified in a Sale Notice:

                       (i) any interest or finance charges accrued up to but excluding the Closing Date (or any other date specified for that purpose in the Sale Notice) which are unpaid as at close of business on that date; and

                       (ii) any interest in Collections received or applied by the Approved Seller before the Cut-Off Date (or any other date specified for that purpose in the Sale Notice),

                       if so specified in the Sale Notice.

           Receivable Security means:

           (a) in relation to a Loan, a Mortgage or any guarantee relating to that Loan; or

           (b) in relation to any other Receivable, any guarantee, indemnity or Security Interest granted in respect of, or in connection with, that Receivable.

           Record Date means, with respect to a Payment Date for any Note, the date specified in the Series Notice for the Trust to which that Note relates.

           Redraw Facility Agreement means in relation to a Trust any facility specified as a Redraw Facility Agreement in the Series Notice for that Trust.

           Redraw Facility Provider means, in relation to a Trust, a person who has entered into or agreed to make available a Redraw Facility Agreement to the Trustee in relation to that Trust.

           Register means, in relation to a Trust, the register of Noteholders for that Trust maintained by or on behalf of the Trustee under clause 16.

           Registered Company Auditor has the same meaning as in the Corporations Law.

           Related Corporation has the meaning given to related body corporate in the Corporations Law.

           Related Receivable means, in relation to a Receivable Security, the Receivable secured by that Receivable Security.

           Related Security in relation to a Receivable means:

           (a)         any Relevant Document for that Receivable;

           (b) any Insurance Policy or Insurance Proceeds with respect to the Receivable; and

           (c) any Mortgage Insurance Policy or Mortgage Insurance Proceeds with respect to the Receivable; or

           (d) any other agreement specified as a Related Security for the Receivable in the relevant Series Notice.

           Relevant Document means, with respect to a Receivable:

           (a)         the Receivable Agreement relating to that Receivable;

           (b) the mortgage document in relation to each Receivable Security for that Receivable;

           (c) the Certificate of Title for the Mortgaged Property secured by each Receivable Security;

           (d) any amendment or replacement of such documents and any other document which is entered into by or executed in favour of the Approved Seller or Trustee (as the case may be) in connection with that Receivable after the Cut-Off Date; or

           (e) any other document specified as a Relevant Document in the relevant Series Notice,

           but does not include any document or agreement which relates only to an Other Secured Liability.

           Representative means:

           (a) in the case of any Noteholder, a person appointed as a proxy for that Noteholder under clause 17.9; and

           (b) without limiting the generality of paragraph (a), in the case of a Noteholder which is a body corporate, a person appointed under clause 17.10 by the Noteholder.

           Repurchase Date has the meaning, in relation to a Purchased Receivable and the related Receivable Rights, given in clause 8.6(d)(ii)(D) with respect to the Purchased Receivable and related Receivable Rights.

           Repurchase Price means, in relation to a Purchased Receivable and the related Receivable Rights, the price determined under clause 8.9(d)(iv).

           S&P means Standard & Poor's (Australia) Pty Limited and its successors and assigns.

           Sale Notice means:

           (a) in relation to purchase of Receivables by a Trust other than from another Trust, a notice in the form of annexure A given under clause 8; or

           (b) in relation to a purchase of Receivables by a Trust from another Trust, a notice in the form agreed by the Trustee and the Trustee Manager in relation to that purchase.

           Sale Termination Date means in relation to the obligations of a party relating to a Sale Notice, the earlier of:

           (a) the date 3 months after the date on which the last relevant Purchased Receivable is discharged; and

           (b) the date the Trustee (whether in its capacity as trustee of the Trust to which the Purchased Receivables related or as trustee of another Trust, including a Warehouse Trust) ceases to have any interest in the relevant Purchased Receivable and related Receivable Rights.

           Security Interest includes any mortgage, pledge, lien, charge, encumbrance, hypothecation, title retention, preferential right or trust arrangement.

           Security Trust Deed in relation to a Trust means a deed between the Trustee as trustee of that Trust, the Trust Manager and the Security Trustee for that Trust under which, amongst other things, the Trustee as trustee of the Trust charges all or some of the Assets of the Trust to secure the payment of moneys owing to the Noteholders and other Creditors of the Trust in favour of that Security Trustee as trustee for such Noteholders and other Creditors.

           Security Trustee means, in relation to a Trust, any person who is appointed as security trustee in relation to the Assets of that Trust.

           Seller Accession Certificate means a certificate in the form of annexure B.

           Seller Note means, in relation to a Trust, a debt security issued by the Trustee to the relevant Approved Seller under clause 11.

           Series Notice means:

           (a)         in relation to a Warehouse Trust:

                       (i) to the extent that no notice referred to in paragraph (b) has been given, a Warehouse Trust Direction which satisfies the requirements of Clause 7.2; and

                       (ii) to the extent so provided in the relevant Warehouse Facility Agreement, that Warehouse Facility Agreement; or

           (b) in each other case, a written notice from the Trust Manager to the Trustee materially in the form of annexure D satisfying the requirements of clause 13.3.

           Servicer means, in relation to a Trust, the person appointed to service the Assets of that Trust.

           Servicer Transfer Event in relation to a Trust has the meaning (if any) given to that term in the Servicing Agreement for that Trust.

           Servicer's Report means, in relation to a Trust, the report to be provided by the relevant Servicer to the Trustee and the Trust Manager under clause 25.3 which is in the format and includes the information agreed between the Servicer, the Trust Manager and the Trustee or set out in any Series Notice.

           Servicing Agreement means, in relation to a Trust, any agreement under which a Servicer is appointed to service any of the Assets of that Trust.

           Stated Amount in relation to a Note has the meaning given in the relevant Series Notice for that Note.

           Subscription Amount in relation to any proposed Notes means the total amount payable by the proposed Noteholders as specified in the corresponding Note Issue Direction.

           Support Facility in relation to a Trust means:

           (a)         any Mortgage Insurance Policy;

           (b)         any Liquidity Facility Agreement;

           (c)         any Hedge Agreement;

           (d)         any Redraw Facility Agreement;

           (e)         any Warehouse Facility Agreement;

           (f) any other security, support, rights or benefits in support of or substitution for an Authorised Investment or the income or benefit arising thereon on an Authorised Investment, for the financial management, credit enhancement or liquidity support of the assets and liabilities of the Trust; or

           (g) any other facility specified as a Support Facility in the relevant Series Notice,

           entered into by the Trustee for that Trust.

           Support Facility Provider means, in relation to a Trust, any person who has entered into or agreed to make available a Support Facility (other than a Mortgage Insurance Policy) to the Trustee in relation to that Trust.

           Taxation Act means the Income Tax Assessment Act 1936 (Commonwealth).

           Tax and Taxes means any tax, levy, impost, deduction, charge, rate, stamp duty, financial institutions duty, bank accounts debit tax or any other tax, withholding or remittance of any nature which is now or later payable or required to be remitted to, or imposed or levied, collected or assessed by a Government Agency, together with any interest, penalty, charge, fee or other amount imposed or made in respect thereof.

           Termination Date in relation to a Trust means the earliest of the following dates in relation to that Trust:

           (a) the eightieth anniversary of the date of creation of that Trust under this deed;

           (b) the date on which the Trust terminates by operation of statute or by the application of general principles of law;

           (c) if Notes have been issued by the Trustee as trustee of the Trust the earliest of:

                       (i) the Business Day immediately following the date on which the Trustee pays in full all moneys due or which may become due, whether contingently or otherwise, to the Creditors of the Trust (as determined by the Auditor, that determination to be conclusive); or

                       (ii) following the occurrence of an Event of Default under any Security Trust Deed, the Security Trustee has enforced to the fullest extent that it is able to do so all of its powers under the Security Trust Deed which arise on the occurrence of that Event of Default or on the Security Trust Deed becoming enforceable, and has distributed all of the amounts which it is required to distribute under the Security Trust Deed (as determined by the Auditor, that determination to be conclusive), and the Trustee has received a confirmation from the Australian Taxation Office that the Trustee has lodged its final tax return in relation to that Trust; or

           (d) if Notes have not been issued by the Trustee as trustee of the Trust, the date appointed by the Trust Manager as the Termination Date by notice in writing to the Trustee (which, if the Trust is a Warehouse Trust, must be after the date on which all amounts have been fully and finally repaid under the relevant Warehouse Facility Agreement) after the Trustee has received a confirmation from the Australian Taxation Office that the Trustee has lodged its final tax return in relation to that matter, but a Trust shall not terminate under paragraphs (c) or (d) until the Trustee, in relation to that Trust, ceases to hold any Trust Back Assets.

           Threshold Rate means, in relation to the Receivables, the interest rate (expressed as a per centum per annum) determined by the Trust Manager in accordance with the relevant Series Notice.

           Title Documents means any document of title or other document in relation to any Authorised Investment.

           Title Perfection Event means, in relation to a Trust, each of the events referred to in clause 8.9 for that Trust and the events (if any) specified as Title Perfection Events in the relevant Series Notice.

           Transaction Documents means:

           (a)         this deed;

           (b)         any Series Notice;

           (c)         any Seller Accession Certificate;

           (d)         any Security Trust Deed;

           (e)         any Servicing Agreement;

           (f)         any Support Facility;

           (g)         any Note or document evidencing a Note from time to time;

           (h) any other document which is expressed (in a Series Notice or otherwise) to be, or which is agreed by the Trust Manager and Trustee to be, a Transaction Document for the purposes of this deed; and

           (h) any other document that is executed under or which is or is expressed to be incidental or collateral to, any other Transaction Document,

           but in relation to a Trust means only those of the above documents which relate to that Trust.

           Transfer of Receivable Security means:

           (a) in relation to a Mortgage or other Related Security that is a registered mortgage of Land, a transfer of mortgage relating to that Mortgage or Related Security under the Real Property Legislation which, on registration, would result in the Trustee being the registered mortgagee of that Mortgage or Related Security; and

           (b) in relation to any other Receivable Security and if required by relevant legislation or practices a transfer of Security Interest relating to that Receivable Security which, on registration, would result in the Trustee being the registered holder of that Receivable Security.

           Trust Back means, in relation to a Trust, the trust (if any) referred to in Clause 8.4 for that Trust.

           Trust Back Assets means, in relation to a Trust, such right under or interest in the Receivables and Receivable Securities specified in the Sale Notice relating to that Trust and the related Collections to the extent that such right or interest relates to (but only to the extent that it relates to) any Other Secured Liabilities.

           Trust means each Trust constituted from time to time under clause 3.

           Trust Manager's Default means:

           (a) in relation to a Warehouse Trust, the happening of any events specified in clauses 20.1(a) and 20.1(b) (but in the case of an event under clause 20.1(a), only to the extent that the relevant Warehouse Facility Provider has not waived or excused that failure to pay); and

           (b) in relation to a in relation to any other Trust, means the happening of any of the events specified in clause 20.1.

           Trust Manager's Fee in relation to a Trust means the Trust Manager's fee in relation to that Trust referred to in clause 19.

           Trust Manager's Report means, in relation to a Trust, the report to be provided by the Trust Manager to the Trustee and the Rating Agency under clause 18.15 which is in the format and includes the information agreed by the Trust Manager and the Trustee or set out in the relevant Series Notice.

           Trustee's Default in relation to a Trust means the occurrence of any of the events specified in clause 24.1.

           Trustee's Fee in relation to a Trust means the Trustee's fee for that Trust under clause 23.1.

           Unpaid Balance means:

           (a)         in relation to any Loan at any time, the sum of:

                       (i)          the unpaid principal amount of that Loan;
                                    and

                       (ii) the unpaid amount of all finance charges, interest payments and other amounts accrued on or payable under or in connection with that Loan or the related Receivable Rights at that time, or the amount otherwise stated to be the Unpaid Balance for that Loan, in the relevant Series Notice; or

           (b) in relation to any other Receivable, the amount stated to be the Unpaid Balance for the Receivable in the relevant Series Notice.

           Warehouse Facility Agreement means, in relation to a Trust, any facility specified as a Warehouse Facility Agreement in the Series Notice for that Trust, under which one or more financial institutions or other persons agree to make available financial accommodation to the Trustee to enable it to acquire Receivables.

           Warehouse Facility Provider means, in relation to a Trust, a person who has entered into or agreed to make available a Warehouse Facility Agreement to the Trustee in relation to that Trust.

           Warehouse Trust means a Trust under which the Trustee originates or acquires Receivables using the proceeds of financial accommodation provided under a Warehouse Facility Agreement, some or all of which Receivables may subsequently be acquired by one or more other Trusts.

           Warehouse Trust Direction means a direction by the Trust Manager to the Trustee materially in the form of Schedule 7 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

           Westpac means Westpac Banking Corporation (ARBN 007 457 141).

1.2        Interpretation

           Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

           (a)         The singular includes the plural and conversely.

           (b)         A gender includes all genders.

           (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

           (d) A reference to a person includes a body corporate, an unincorporated body or other entity and conversely.

           (e) A reference to a clause, schedule or annexure is to a clause of, or schedule or annexure to, this deed.

           (f) A reference to any party to this deed or any other agreement or document includes the party's successors and permitted assigns.

           (g) A reference to any agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this deed.

           (h) A reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

           (i) Mentioning anything after include, includes or including does not limit what else might be included

           (j)         A reference to dollars or $ is to Australian currency.

           (k) Where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning.

           (l) Where the day on or by which any sum is payable under this deed or any act, matter or thing is to be done is a day other than a Business Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Business Day.

           (m) A word or phrase defined in the Corporations Law has the same meaning in this deed.

           (n) All accounting terms shall be interpreted in accordance with the Approved Accounting Standards.

           (o)         A reference to a month is to a calendar month.

           (p) A reference to any document is to such document as amended, varied, supplemented or novated from time to time.

1.3        Binding on Noteholders

           This deed shall be binding on all Noteholders as if each was originally a party to this deed.

PART B - TRUSTS

2.         TRUSTEE OF WST TRUSTS

2.1        Appointment of Trustee

           The Trustee is appointed, and agrees to act, as trustee of each Trust on, and subject to, the terms and conditions of this deed.

2.2        Trustee to act in interests of Beneficiary and Noteholders of a Trust

           The Trustee shall, in respect of each Trust, act in the interests of the Beneficiary and Noteholders in relation to that Trust on, and subject to, the terms and conditions of this deed. In the event of any conflict of interests, the interests of the Noteholders will prevail.

2.3        Separate and distinct Trusts

           Each Trust shall be a separate and distinct trust fund held by the Trustee on separate and distinct terms and conditions.

2.4        Termination of deed

           This deed shall terminate on the date agreed by the Trustee and the Trust Manager if at that date:

           (a)         there are no Trusts in existence;

           (b) the Trustee and the Trust Manager are satisfied that all Notes have been fully redeemed and all Creditors paid in full;

           (c) there is no Sale Notice which has been given to the Trustee but which has not at that date been accepted or rejected by the Trustee; and

           (d) there is no Investment Direction which has been given to the Trustee but which has not been acted on or rejected by the Trustee.

3.         THE TRUSTS

3.1        Beneficial Interest in the Trusts

           (a) The Trustee shall hold each part of each Trust, and each Asset of each Trust from time to time, on trust for the relevant Beneficiary on and subject to the terms and conditions of this deed.

           (b) The interest of a Beneficiary under a Trust may be evidenced by the issue of one or more units by the Trustee, if the relevant Series Notice so specifies. A unit may give the holder a right only to capital or only to income, or may give such other rights as the relevant Series Notice may provide. If a Beneficiary has paid all subscription and other moneys payable by it for the issue of a unit, the interests of that Beneficiary under paragraph (a) are not affected by the failure of the Trustee to issue any such unit.

3.2        Creation of Trusts

           (a) (Trust Manager may create) The Trust Manager may at any time create a Trust by lodging with the Trustee:

                       (i) (notice of creation) a duly completed and executed Notice of Creation of Trust; and

                       (ii (initial Assets) the sum of $10.00 to constitute the initial Assets of the additional Trust (which sum may be evidenced, at the time of creation of that Trust or a later date, by the issue of a unit under clause 3.1).

           (b) (Constitution of a Trust) On satisfaction of clause 3.2(a), the additional Trust referred to in the corresponding Notice of Creation of Trust under clause 3.2(a)(i) shall be created.

           (c) (No limit on Trusts) There shall be no limit on the number of Trusts that may be created under this deed.

3.3        Name of the Trusts

           (a) Each Trust which is not a Warehouse Trust shall be known as:

                       (i) (initial name) the Series X-Y Trust, where X represents the year in which the Trust was created and Y represents the consecutive order of creation of the Trust; for example, in the case of the first Trust the Series 1997-1 WST Trust; or

                       (ii (alternative name) such other name as the Trustee, the Trust Manager and the relevant Approved Seller (if any) may from time to time agree.

           (b) Each Warehouse Trust shall be known as:

                       (i) the WST Warehouse Trust #Z where Z is the number of order of creation of Warehouse Trusts; for example, in the case of the first Warehouse Trust the WST Warehouse Trust #1; or

                       (ii (alternative name) such other name as the Trustee and the Trust Manager and the relevant Approved Seller may from time to time agree.

3.4        Duration of a Trust

           Each Trust shall continue until, and shall terminate on, its respective Termination Date.

3.5        Termination; winding up

           (a) (Realisation of Assets) Subject to this clause 3 and to the Transaction Documents, immediately following the Termination Date of a Trust the Trustee in consultation with the Trust Manager must:

                       (i) sell and realise the Assets of that Trust (having obtained appropriate expert advice prior to the sale of any Receivable or Receivable Security); and

                       (ii) so far as reasonably practicable and reasonably commercially viable, and subject to this clause, complete the sale within 180 days after the Termination Date for that Trust.

           (b) (First right of refusal) Where an Approved Seller has a first right of refusal in relation to those Receivables or Receivable Securities under clause 8.9(c), the Trustee must comply with that clause 8.9(c).

           (c) (Sale within 180 days) During the 180 day period after the Termination Date of a Trust, the Trustee must not (subject to paragraph (d)) sell any Receivables and the related Receivable Rights for an amount less than:

                       (i) in the case of performing Receivables, their Unpaid Balance; or

                       (ii) in the case of non-performing Receivables, their Fair Market Value.

           (d)         (Performing Receivables) Notwithstanding paragraph
                       (c)(i), the Trustee may not sell any performing Receivable for less than its Fair Market Value without the consent of an Extraordinary Resolution of the relevant Noteholders. Any purported sale without that approval will be ineffective.

           (e) (Sale at less than Unpaid Balance) The Trustee must not sell any Receivable and the related Receivable Rights for less than the Unpaid Balance of the Receivable unless:

                       (i) if the Invested Amount of each Note is greater than zero, the Noteholders (including the holder of the Seller Note) have consented to such sale by Extraordinary Resolution; or

                       (ii) if the Invested Amount of each Note is zero, the relevant Beneficiary consents.

           (f) (Procedures before winding up) The provisions of this deed will continue to apply to a Trust for the period between the Termination Date of that Trust and the date on which the Assets of that Trust have been realised and distributed, notwithstanding the occurrence of the Termination Date.

           (g) (Expenses) The Trust Manager must direct the Trustee to, and the Trustee must, pay or provide for all Taxes, Expenses, claims and demands due or incurred, or which the Trustee believes should be provided for, in connection with or arising out of the administration or winding up of any Trust, including the fees of any consultants or advisers employed in connection with the administration or winding up of the Trust.

           (h) (Distribution) The Trust Manager shall direct the Trustee to distribute the proceeds of realisation of the Assets of a Trust (after deducting the amounts paid or provided for under paragraph (g)) in accordance with the cashflow allocation methodology set out in the relevant Series Notice and in accordance with any directions given to it by the Trust Manager. The Trustee shall comply with that direction.

           (i) (Beneficiary) If all Notes relating to a Trust have been fully redeemed and the Creditors paid in full, the Trustee may distribute all or part of the Assets to the relevant Beneficiary in specie (without recourse to the Trustee and without any representation or warranty by the Trustee).

           (j) (Performing/non-peforming) The Servicer is to determine whether a Receivable is performing or non-performing for the purposes of this clause 3.5.

3.6        Costs of winding up of a Trust

           During the winding up of a Trust under clause 3.5:

           (a) (Trustee's Fee) the Trustee shall be entitled to the continued payment of the Trustee' s Fee under clause 23.1;

           (b) (Trust Manager's Fee) the Trust Manager shall be entitled to continued payment of the Trust Manager's Fee under clause 19; and

           (c) (Expenses) the Trustee and the Trust Manager shall be entitled to reimbursement for, and the Trust Manager and the Trustee shall make provision for, all Expenses incurred, made or apprehended in relation to the Trust (which shall for this purpose include, without limitation, all Taxes, costs, charges, expenses, claims and demands incurred, made or apprehended in connection with the winding up of the Trust, including the fees of any agents, solicitors, bankers, accountants or other persons who the Trustee or the Trust Manager may employ in connection with the winding up of the Trust).

4.         INVESTMENT OF THE TRUSTS GENERALLY

4.1        Authorised Investments only

           Subject to this deed, each Trust shall comprise only assets and property which are Authorised Investments as at the date of their acquisition.

4.2        Trust Manager selects investments

           Subject to the terms of this deed:

           (a) the Trust Manager alone shall have absolute and uncontrolled discretion to determine, and it shall be the duty of the Trust Manager to:

                       (i) recommend or to propose in writing to the Trustee (which may be under a Series Notice), the manner in which any moneys forming part of a Trust shall be invested and what purchases, sales, transfers, exchanges, collections, realisations or alterations of Assets shall be effected and when and how the same should be effected; and

                       (ii) give to the Trustee all directions which the Trustee may desire in relation to the above matters; and

           (b) it shall be the role of the Trustee to give effect to all such recommendations or proposals of the Trust Manager as are communicated by the Trust Manager to the Trustee in accordance with this clause.

4.3        Investment proposals

           (a) (Trust Manager's investment proposals) The Trust Manager shall from time to time give to the Trustee a proposal for the acquisition or origination of property which is to constitute Assets of a Trust and for the sale, transfer or other realisation of or dealing with the Assets of a Trust.

           (b) (Sufficient details) Except where the Trust Manager's proposal is an Investment Direction, each proposal shall contain all necessary details relating to the proposal together with all information and evidence as the Trustee may reasonably require to satisfy itself that the implementation of the proposal is permitted under this deed. Where the Trust Manager's proposal is an Investment Direction, it will comply with this deed.

           (c) (Discretion) The Trust Manager shall have the fullest discretion to recommend in the proposal the time and mode of and the broker, contractor or agent (if any) to be engaged for the implementation of the proposal including the right to recommend a postponement for so long as the Trust Manager in its discretion shall think fit.

           (d) (Trustee must implement investment proposals) Subject to clause 4.7 and this deed generally, on receipt of any written proposal by the Trust Manager under this clause 4, the Trustee shall implement that proposal and the Trustee shall not be required, nor be under a duty, to inquire or to make any assessment or judgment in relation to that proposal or whether the proposed investment is an Authorised Investment or is otherwise permitted under this deed. Subject to this deed, the Trustee must not make an investment if it is knows that it is not an Authorised Investment.

4.4        Disposal or realisation of Authorised Investments

           (a) (Authorised Investments to be held to maturity in Rated Trusts) Subject to this deed, any applicable Security Trust Deed or Support Facility, Authorised Investments in respect of a Rated Trust shall be held until their maturity (and the Trustee shall accordingly not have power to dispose of or realise any Authorised Investment in a Rated Trust) but nothing in this deed shall affect the rights, powers, duties and obligations of the Trustee in relation to enforcing any Receivable, Receivable Security or Related Securities or otherwise in relation to any other Authorised Invest- ment or Support Facility.

           (b) (Circumstances for disposal in Rated Trusts) Subject to this clause 4.4(b) and to clause 4.4(c), the Trustee shall have power to dispose of or realise any Authorised Investment in a Rated Trust if the Trust Manager confirms to the Trustee that the disposal or realisation of the Authorised Investment will not lead to a loss or where to continue to hold such Authorised Investment would:

                       (i)          (breach)  result in a breach of this deed;

                       (ii) (affect Authorised Trustee Investment status) affect the status of Notes as an Authorised Trustee Investment (if applicable);

                       (iii) (adversely affect rating) adversely affect the then rating (if any) of the Notes issued in relation to the Rated Trust; or

                       (iv) (prejudicial to Noteholders) in the opinion of the Trust Manager, be prejudicial to the interests of Noteholders in the Rated Trust.

                       The Trustee may only exercise its power of disposal or realisation under paragraphs (ii)-(iv) (inclusive) on the written direction of the Trust Manager.

           (c) (No restriction on disposal in unrated Trusts) Subject to each Transaction Document there shall be no restriction on the disposal or realisation of or temporary investment or reinvestment in Authorised Investments:

                       (i)          in a Trust which is not a Rated Trust; or

                       (ii) where the disposal is to another Trust under clauses 7, 8.9(d) or 9.

           (d) (Proceeds on realisation) On the settlement of the discharge, realisation or disposal of an Asset, the Trustee may accept the proceeds in the form of:

                       (i)          a Bank cheque payable to the Trustee; or

                       (ii)         in other immediately available funds.

4.5 Temporary investment of cash and limitation on maturity of Authorised Investments

           The Trust Manager shall in respect of a Trust be entitled to direct the Trustee to cause cash on hand which represents the income or capital of the Trust and which is not required for:

           (a)         (Expenses) the immediate payment of the Expenses of the
                        Trust;

           (b)         (Trustee's Fee) the immediate payment of the Trustee's
                        Fee in relation to the Trust; or

           (c)         (Noteholders or Beneficiaries) the immediate payment to
                        the Noteholders or a Beneficiary of the Trust,

           to be invested in Authorised Investments provided that such Authorised Investments shall mature on a date on or before the due date for such payment.

4.6        Support Facilities

           (a) (Enter into Support Facilities) The Trustee shall in relation to any Trust, on the prior direction of the Trust Manager (and following a review by the Trustee of the documentation for the proposed Support Facility), enter into or acquire and perform any Support Facilities on such terms and conditions as are reasonably required by the Trust Manager (subject to this deed).

           (b) (Rating of parties to Support Facility) If Notes have been, or are proposed to be, issued by the Trustee as trustee of a Rated Trust, the Trust Manager shall (subject to this deed):

                       (i) direct the Trustee that each Support Facility for the benefit of the Rated Trust must be taken out or executed with a person having at that time a Designated Rating (if required by the corresponding Designated Rating Agency); and

                       (ii) take, or direct the Trustee to take, such other action as may be necessary to satisfy the requirements of the relevant Designated Rating Agency in relation to that Rated Trust.

           (c) (Support Facilities for Rated Trusts) If Notes have been, or are proposed to be, issued by the Trustee as trustee of a Rated Trust, any Support Facility for the benefit of the Rated Trust shall be entered into by the Trustee prior to or on the Note Issue Date in relation to those Notes provided that the Trustee may, on the prior direction of the Trust Manager:

                       (i) enter into a new Support Facility as trustee of a Rated Trust after a Note Issue Date, if and only if, the Trust Manager has received written confirmation from any Designated Rating Agency that entering into the Support Facility will not result in a downgrading of the Notes; or

                       (ii) substitute a new Support Facility for any existing Support Facility entered into in accordance with this clause 4.6 where it has previously issued Notes as trustee of a Rated Trust, if and only if, the Trust Manager considers the same to be in the interests of that Rated Trust and the Trust Manager has received written confirmation from any Designated Rating Agency that the new Support Facility will not result in a downgrading of the Notes.

           (d) (Downgrading of parties) If a person providing a Support Facility to the Trustee as trustee of a Rated Trust ceases to have a Designated Rating (if the corresponding Designated Rating Agency requires it to have a Designated Rating) and the Designated Rating Agency has downgraded, or has indicated that it proposes to downgrade, its rating of the Notes, the Trustee shall, if directed by the Trust Manager and subject to this deed:

                       (i) enter into any substitute or additional Support Facility identified by the Trust Manager, and on such terms required by the Trust Manager; or

                       (ii) take such other action as may be required by the relevant Designated Rating Agency,

                       to maintain the rating of the Notes as it stood prior to such downgrading or proposed downgrading of the rating of the Notes.

           (e) (No obligation to have Support Facilities) Nothing in this clause or this deed shall be construed as requiring that any given Trust has the benefit of any Support Facility. The Trustee is not required to enter into any Support Facility except as provided in this clause.

4.7        Authorised Trustee Investments

           The Trust Manager shall not direct the Trustee to, and the Trustee shall not invest, any moneys of a Trust in any Authorised Investment which prejudices the qualification of Notes in that Trust as an Authorised Trustee Investment in a given Australian Jurisdiction if the Trust Manager has indicated to the Trustee that the Notes are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction or any Information Memorandum or prospectus in relation to such Notes indicates that the Notes are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction.

4.8        Limitation of Trustee's personal liability

           Notwithstanding any other provision of this deed, the Trustee is not obliged to execute any instrument, enter into any agreement, take any action, or incur any obligation in connection with a Trust (including, without limitation, in connection with Support Facilities or Assets) unless:

           (a) in the case of agreements, actions or obligations that are expressly contemplated by the Transaction Documents and are between parties to the Transaction Documents, its personal liability in connection with the instrument, agreement, action or obligation is limited in a manner consistent with clause 33.16; or

           (b) in any other case, the Trustee's liability is limited in a manner satisfactory to the Trustee in its absolute discretion.

4.9        Moneys payable to Trustee

           Subject to this deed, the Trust Manager and the Trustee shall ensure that any agreements entered into in relation to the Trusts contain a provision to the effect that any moneys belonging to the Trusts under the agreements shall be paid to the Trustee or to an account, or Authorised Investment, in the name of the Trustee as trustee of the relevant Trust.

4.10       Segregation of Assets of a Trust

           (a) Subject to this deed (and in particular to clause 27.10) and any Series Notice the Trustee shall:

                       (i) ensure that no money or other Assets of a Trust are commingled with the money or other Assets of another Trust;

                       (ii) account for the Assets included in each Trust separately from the Assets included in all other Trusts; and

                       (iii) keep the liabilities of, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to each Trust separate and apart from the liabilities of, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to all other Trusts.

           (b)         Notwithstanding this clause 4.10:

                       (i) any Expenses of a Warehouse Trust may be borne by one or more Warehouse Trusts in the respective amounts agreed by the Trustee and the Trust Manager from time to time; and

                       (ii) the Trustee at the direction of the Trust Manager may enter any Hedge Agreement which relates to Assets of any two or more Trusts.

4.11       Assets of Trusts

           Assets of a Trust shall not be available to meet any liability of, or principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to, any Trust other than the Trust of which those Assets form a part.

4.12       Liabilities of a Trust

           Any liabilities to the extent that they relate to a Trust and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors to the extent that they relate to a Trust, shall not be aggregated with any liabilities, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors, to the extent that they relate to any other Trust or offset against the Assets of any Trust other than the Trust of which those liabilities and principal amounts form a part or to which they relate.

PART C - ACQUISITION AND ORIGINATION OF ASSETS

5.         GENERAL

5.1        Power to acquire Assets

           Subject to this deed and any Series Notice, the Trustee may Borrow for the purpose of or in connection with:

           (a) the making of, investment in, or funding of assets underlying, Loans or other Receivables;

           (b) in relation to paragraph (a), investment in other Authorised Investments; or

           (c) the continued funding of any investment in Receivables, Receivable Securities or other Authorised Investments.

5.2        Borrowings - general

           Subject to clause 5.3, the Trustee may only Borrow in relation to a Trust following receipt of a Warehouse Trust Direction under clause
           7.1 or a Note Issue Direction under clause 13 and only by way of:

           (a) the issue of Notes (including a Seller Note, and any Borrowing relating to that Seller Note) at any time and from time to time under this deed and the relevant Trust;

           (b) a Support Facility (and any Notes issued with respect to that Support Facility);

           (c) in the case of a Rated Trust, a Borrowing which is at all times subordinated and subject to the Notes, the interests of the Noteholders under the Notes, and the interests of the providers of any Support Facilities, in relation to the relevant Trust; or

           (d) in the case of a Trust which is not a Rated Trust, any other Borrowing agreed by the Trustee and the Trust Manager.

5.3        Borrowings - Support Facilities etc.

           (a) Where there are, or may be, ongoing obligations of the Trustee or Approved Seller (as the case may be) to provide Obligors with the ability to redraw amounts prepaid under a Receivable, or to increase the principal amount of or owing in relation to any Receivable, the Trustee shall subject to any applicable restriction in the Transaction Documents at the direction (whether under a Series Notice or otherwise) of the Trust Manager (without limiting its rights or powers under this deed):

                       (i) issue a Seller Note to the Approved Seller with respect to those obligations of the Approved Seller;

                       (ii) enter into a Redraw Facility Agreement or Warehouse Facility Agreement with respect to those obligations;

                       (iii) sell or otherwise transfer that Receivable to a Warehouse Trust;

                       (iv) issue Notes to reimburse the relevant Approved Seller for any redrawn amounts funded by the Approved Seller; or

                       (v) enter any other arrangements as may be agreed between the Trustee, the Trust Manager and the Approved Seller.

           (b) The Trustee may, at the direction of the Trust Manager in accordance with clause 13, issue Notes in relation to its obligations under a Warehouse Facility Agreement or a Warehouse Trust.

           (c) The parties to a Series Notice for a Warehouse Trust may amend the Series Notice from time to time in writing.

6.         ORIGINATION

           (a) Where an Investment Direction directs the Trustee to fund the making of Loans, or the making or creation of other Receivables, other than by acquisition from an Approved Seller (an Origination), and the Trustee implements the direction, the Trustee shall use the proceeds of the relevant issue of Notes or drawing under the relevant Support Facility (as the case may be) for the purpose of the Origination in accordance with the detailed procedure for Origination set out in the relevant Series Notice and as agreed by the Trustee, the Trust Manager and the relevant originator.

           (b) The Trustee is not required to Originate Receivables unless it is satisfied (in its absolute direction) with the procedures for the Origination (including as to any indemnity for liability under Consumer Credit Legislation).

7.         ACQUISITION OR FUNDING BY WAREHOUSE TRUST FROM ANOTHER TRUST

7.1        Direction by Trust Manager

           (a) Subject to Clause 7.3, the Trust Manager may from time to time direct the Trustee under a Warehouse Trust Direction to acquire from another Trust Receivables and/or Receivable Securities using the proceeds of financial accommodation under a Warehouse Facility Agreement or in consideration of the transfer of any Authorised Investments held by the Warehouse Trust.

           (b) The Trustee has power, as trustee of a Trust, to dispose of Receivables and/or Receivable Securities to a Warehouse Trust in accordance with a Series Notice relating to that Trust and that Warehouse Trust.

7.2        Required information

           A Warehouse Trust Direction must include:

           (a)         all relevant details relating to:

                       (i)          the other Trust;

                       (ii)         the Receivables and relevant Receivable
                                    Securities;

                       (iii) the Warehouse Facility Agreement (including the amount of financial accommodation to be raised); and

                       (iv) all necessary information required in a Series Notice under this deed; and

           (b) all other information reasonably required by the Trustee in order to make a determination under clause 7.3.

7.3        Conditions to acceptance

           The Trustee will not accept a direction under clause 7.1 unless the direction (including the Receivables and Receivable Securities specified in the direction) complies with the requirements of the relevant Warehouse Trust Direction and any relevant Warehouse Facility Agreement or as the Trust Manager and the Trustee otherwise agree.

7.4        Effect of acceptance

           (a) A Warehouse Trust Direction must be executed in accordance with clause 13.3(e).

           (b) If the Trustee accepts a Warehouse Trust Direction under clause 7.1, it shall:

                       (i) enter into, or ensure that there is in place, a relevant Warehouse Facility Agreement;

                       (ii) acquire or originate the Receivables (as the case may be),

                       and otherwise comply with the Warehouse Trust Direction.

7.5        Implementation

           If the Trustee accepts a Warehouse Trust Direction under clause 7.1, the Trust Manager shall do everything reasonably necessary to enable the Trustee to implement the direction.

7.6        General direction

           (a) A Warehouse Trust Direction under clause 7.1 may take the form of a general direction that specifies one or more Trusts from which Receivables and Receivable Securities may be acquired by the Trustee from time to time without the need for a further Warehouse Trust Direction under clause 7.1.

           (b) Without limiting paragraph (a), a general direction referred to in that paragraph can provide that the Trust Manager may draw an amount under the relevant Warehouse Facility Agreement on behalf of and without prior notice to the Trustee, on satisfaction of any relevant procedures specified in the Warehouse Trust Direction. Those procedures may include:

                       (i) notice to be given to the Trustee within a specified period after that drawing; and

                       (ii) requirements as to whom the proceeds of that drawing will be paid.

7.7        Transfers between Trusts

           (a) Where a transfer of Assets is to occur between Trusts (whether between two Warehouse Trusts, between a Warehouse Trust and a Trust which is not a Warehouse Trusts, or between two Trusts neither of which is a Warehouse Trust), the provisions of this clause 7.7 apply.

           (b) The transfer may take place under a Sale Notice, under a relevant Series Notice, or by such other method as the Trustee and the Trust Manager may determine. The information and timing of that transfer and the delivery of that Sale Notice or any other document will be as agreed between the Trustee and the Trust Manager.

           (c) Subject to payment of the agreed Purchase Price (as adjusted in accordance with the terms of the sale), the Trustee as trustee of a Trust will hold automatically by virtue of this deed and without any further act or instrument or other thing being done or brought into existence, the benefit of all Receivable Rights transferred to it by the Trustee as trustee of another Trust (together with the benefit of all Support Facilities which the Trustee and the Trust Manager agree are to be transferred, and all other rights and entitlements relating to the relevant Receivables). The Trustee will hold the Receivables so acquired as trustee of the Trust which acquires those Receivable Rights and no longer as the trustee of Trust which disposed of the Receivable Rights.

           (d) The Sale Notice, Series Notice or other method of transfer (as the case may be) may, if so agreed between the Trustee and the Trust Manager, provide:

                       (i) that the Trust Manager, the Servicer or the Approved Seller of the Assets which are the subject of the transfer shall give for the benefit of the acquiring Trust specified representations, warranties and undertakings in relation to the Assets; and

                       (ii) for the effect of any breach of a representation, warranty or undertaking referred to in sub-paragraph (i).

         (e)           Following a transfer between Trusts, each of:

                       (i) the Trustee as trustee of the Trust which transfers the relevant Receivable Rights (the Old Trust);

                       (ii) the Trustee as trustee of the Trust which acquires the relevant Receivable Rights (the New Trust); and

                       (iii)        the relevant Approved Seller,

                       agrees that with effect from the date of transfer of the relevant Receivable Rights the rights and obligations as between the Approved Seller and the Trustee as trustee of the Old Trust will be novated, and enjoyed by, the Approved Seller and the Trustee as trustee of the New Trust as between themselves (without the need for further action on the part of any person). The Approved Seller and the Trustee as trustee of the Old Trust shall, as between themselves, cease from that date to owe any obligations or hold any rights as between themselves.

           (f) Where Assets of a Trust which are transferred to another Trust are subject to a Trust Back, that Trust Back is dealt with in accordance with clause 8.4(j).

           (g) Following a transfer of Assets between Trusts, the Trust Manager shall calculate, and notify the Trustee of, the amount of:

                       (i) any accrued interest under the relevant Receivables that may be due from the transferee Trust to the transferor Trust at any time; and

                       (ii any repaid or prepaid principal under the relevant Receivables that may be due from the transferor Trust to the transferee Trust,

                       in accordance with the provisions (if any) of the relevant Series Notice or Sale Notice.

                       The Trust Manager directs the Trustee (as Trustee of the Trust with any obligation under this paragraph (f)) to pay any amount so calculated to the other relevant Trust as an adjustment to the corresponding purchase price, in accordance with the relevant Series Notice.

7.8        Acknowledgement by Approved Seller

           Each Approved Seller acknowledges and agrees that any interest in Receivables acquired from it by the Trustee as trustee of any Trust may be disposed of by the Trustee to another Trust.

8.         ACQUISITION FROM APPROVED SELLER

8.1        Note Issue Direction

           Where:

           (a)         a Note Issue Direction directs that the Trustee issues
                       Notes; or

           (b) a Warehouse Trust Direction directs that the Trustee draws any amount under the relevant Warehouse Facility Agreement,

           to fund the acquisition of Authorised Investments from an Approved Seller under a Sale Notice under clause 8.3, and the Trustee implements the direction, the Trustee shall use the proceeds of the relevant issue of Notes or drawing under the Warehouse Facility Agreement (as the case may be) for the purpose of the acquisition in accordance with this clause.

8.2        Accession of Approved Sellers

           (a) (Approved Seller) A person approved by the Trust Manager may at any time become an Approved Seller for the purposes of this deed by entering into a Seller Accession Certificate. The Trust Manager shall not direct the Trustee to acquire Receivables and/or Receivable Securities from an Approved Seller for a Rated Trust (other than the Approved Seller who first disposed of Receivables and/or Receivable Securities to that Trust) without first confirming the rating for that Trust.

           (b) (Accession) On execution of a Seller Accession Certificate by that person and the Trustee, that person shall be taken to be an Approved Seller for the purposes of this deed with all the rights and obligations as if it were an original party to this deed.

           (c) (Trustee as Approved Seller) If the Trustee as trustee of a Trust is to be an Approved Seller, it need not execute a Seller Accession Certificate but will be bound by this deed as an Approved Seller as trustee of that Trust.

8.3        Sale Notices

           (a) An Approved Seller may (but is not obliged to) offer to sell its equitable interest in any Authorised Investments to the Trustee by delivering a Sale Notice to the Trustee.

           (b) Unless the Trustee otherwise agrees, a Sale Notice given under this deed shall be delivered to the Trustee not later than 4.00 pm on the Business Day before the day on which the Expiry Time falls (which must also be a Business Day).

           (c) An offer in a Sale Notice is irrevocable during the period up to and including the Expiry Time of that Sale Notice.

           (d) If so directed by the Trust Manager, the Trustee shall accept the offer contained in a Sale Notice at any time prior to the Expiry Time by, and only by, the payment by the Trustee to the Approved Seller (or as it directs) of the Purchase Price in same day funds to the bank account specified by the Approved Seller for that purpose in that Sale Notice.

           (e)         Notwithstanding:

                       (i)          satisfaction of all relevant conditions
                                    precedent; or

                       (ii any negotiations undertaken between the Approved Seller and the Trustee prior to the Trustee accepting the offer contained in a Sale Notice,

                       the Trustee is not obliged to accept the offer contained in a Sale Notice and no contract for the sale or purchase of any Receivables or related Receivable Rights referred to in a Sale Notice will arise unless and until the Trustee accepts the offer contained in the Sale Notice in accordance with this clause.

           (f) The offer contained in a Sale Notice may only be accepted in relation to all the Receivables and related Receivable Rights referred to in the Sale Notice.

8.4        Constitution and Entitlement of the Trust Back

           (a)         Constitution of Trust Back

                       On the acceptance of a Sale Notice which relates to Receivable Securities that secure Other Secured
                       Liabilities:

                       (i)          a trust shall be constituted; and

                       (ii the relevant Trust Back Assets shall vest in the Trustee and be held by the Trustee on and subject to the trusts, terms and conditions of this clause.

           (b)         Declaration of trust

                       The Trustee declares that it will hold all its right, title and interest in the Trust Back Assets on bare trust for the relevant Approved Seller in accordance with this clause.

           (c)         Entitlement of the Approved Seller to the Trust Back
                       Assets

                       The beneficial interest in the Trust Back Assets relating to a Trust vests absolutely in the relevant Approved Seller.

           (d)         Dealing with Trust Back Assets

                       Subject to the terms of this deed:

                       (i) an Approved Seller is entitled to deal with its Trust Back Assets in its absolute discretion;

                       (ii the Trustee must not deal with any Trust Back Assets other than:

                                    (A)         in accordance with directions
                                                given by the relevant Approved
                                                Seller as beneficiary of the
                                                Trust Back, from time to time;

                                    (B)         in accordance with all the
                                                Transaction Documents; or

                                    (C)         to the extent necessary to
                                                exercise and enforce any
                                                Receivable Rights; and

                       (iii) the Trustee must act in accordance with any direction given to it by the relevant Approved Seller in respect of its Trust Back Assets, except that the Trustee is not obliged to act in accordance with the direction of that Approved Seller where to do so would:

                                    (A)         be illegal; or

                                    (B)         materially prejudice the
                                                exercise of the Trustee's rights
                                                in relation to the Receivables
                                                or Receivable Securities.

           (e)         Proceeds

                       Subject to clause 8.8:

                       (i) an Approved Seller may retain any proceeds received by it from its Trust Back Assets; and

                       (ii) the Trustee must immediately on the direction of the Trust Manager pay to an Approved Seller (or otherwise pay as the Approved Seller directs) any proceeds the Trustee receives in respect of that Approved Seller's Trust Back Assets.

                       That payment constitutes a good discharge of the Trustee.

           (f)         Trustee's duties

                       (i) The Trustee owes no fiduciary or other duties to any Approved Seller in respect of that Approved Seller's Trust Back Assets other than pursuant to paragraph (d) or
                                    (e)(ii) and, in any event, is not liable in any manner whatsoever to any Approved Seller for any liability, loss, cost or expense to that Approved Seller's Trust Back Assets (whether consequential or otherwise) resulting from doing or omitting to do any act or thing in relation to those Trust Back Assets, except where such loss is caused by the fraud, negligence or wilful default of the Trustee.

                       (ii)         Subject to sub-paragraphs (d)(iii) and
                                    (e)(ii), the Trustee is not required to take any action in respect of any Trust Back Assets.

           (g)         Indemnity in respect of Trust Back Assets

                       (i) Without limiting any indemnity to which the Trustee is otherwise entitled and subject to paragraph (ii), each Approved Seller unconditionally and irrevocably indemnifies the Trustee against any liability, loss, cost or expense incurred by the Trustee as a result of the Trustee complying with any directions by that Approved Seller in accordance with this deed in connection with any Trust Back for that Approved Seller (including the transfer of the Trust Back Assets to the Approved Seller under paragraph (j)). That Approved Seller must pay or reimburse the Trustee on demand for all reasonable expenses, including but not limited to stamp duties and taxes, payable in connection with such indemnity.

                       (ii) An Approved Seller's obligations under sub-paragraph (i) to indemnify and reimburse the Trustee do not apply to the extent that such liabilities or expenses arise as a result of the fraud, negligence or wilful default of the Trustee.

           (h)         Conflicts or Inconsistencies

                       If there is at any time a conflict or inconsistency between:

                       (i)          any:

                                    (A)         directions given by an Approved
                                                Seller, as referred to in
                                                paragraph (d); or

                                    (B)         duty owed by the Trustee to an
                                                Approved Seller by virtue of the
                                                Trustee being the trustee of the
                                                Trust Back (whether arising by
                                                operation of law, equity or
                                                otherwise); and

                       (ii) the obligations and duties of the Trustee arising under or in connection with the Transaction Documents (apart from this clause) or the interests of Mortgagees (as defined in the Security Trust Deed), the Trustee:

                       (iii) must give priority to the obligations, duties and interests referred to in paragraph (ii) over any direction or duty referred to in paragraph (i); and

                       (iv) shall not, provided it acts in good faith and without fraud, negligence or wilful default, incur any liability to the relevant Approved Seller for so doing.

           (i)         Termination of Trust Back

                       A Trust Back shall terminate when the Trustee ceases to have any right to, or interest in, the Trust Back Assets of that Trust Back.

           (j)         Transfer of Trust Back

                       (i) Where the Trustee holds Trust Back Assets as trustee of a Trust (the First Trust), and any of those Trust Back Assets are transferred to another Trust (the Second Trust), then automatically and without any further act or instrument being done or brought into existence:

                                    (A)         the Trustee, as trustee of the
                                                Second Trust, will hold all its
                                                right, title and interest in the
                                                Trust Back Assets so transferred
                                                on bare trust for the relevant
                                                Approval Seller in accordance
                                                with this clause 8.4; and

                                    (B)         the Trustee, as trustee of the
                                                First Trust, will cease to hold
                                                any interest in the Trust Back
                                                Assets so transferred on the
                                                Trust Back in relation to the
                                                First Trust.

                       (ii) The Trust Manager will notify each Approved Seller of any transfer by that Trust of any Receivable for which that Approved Seller is the registered mortgagee, except where the relevant transferee is the Trustee as trustee of another Trust.

           (k)         Additional financial accommodation

                       Notwithstanding any other provision of this deed, an Approved Seller may provide further financial accommodation to an Obligor on the security of a Purchased Receivable Security after that Purchased Receivable Security has been assigned in equity to a Trust. The Definition of Other Secured Liability includes such further financial accommodation (except to the extent that the financial accommodation relates to a Receivable which is an Asset of the relevant Trust at the time the financial accommodation was provided).

           (l)         Caveat

                       (i) If the Trustee perfects title to any Receivable Security under this clause 8.4:

                                    (A)         the Trustee shall notify the
                                                Security Trustee of the
                                                Receivable Securities which are
                                                affected by a Trust Back; and

                                    (B)         neither the Trustee nor the
                                                Security Trustee shall dispose
                                                of or create any interest in
                                                that Receivable Security unless
                                                the person receiving that
                                                Receivable Security or that
                                                interest is first notified of
                                                the relevant Trust Back.

                       (ii) If an Approved Seller reasonably believes that the Trustee or the Security Trustee intends to dispose of or create an interest in a Receivable Security which secures an Other Secured Liability of that Approved Seller without notifying the relevant third party acquirer of the relevant Trust Back under paragraph (i), that Approved Seller may lodge a caveat to protect its interest in the relevant Trust Back Assets.

8.5        Conditions Precedent to Purchase

           (a)         General

                       The right of an Approved Seller (other than the Trustee as trustee of a Trust) to give a Sale Notice under clause
                       8.3 shall be subject to the Trustee having received in form and substance satisfactory to the Trustee on or before the date such offer is given:

                       (i) (verification certificate) except where the Approved Seller is a Trust, a certificate in relation to the Approved Seller given by an Authorised Signatory of the Approved Seller substantially in the form of schedule 6 with the attachments referred to and dated as at the date of the Sale Notice;

                       (ii) (Investment Direction) the Trust Manager having delivered to the Trustee as the case may be:

                                    (a)         a Note Issue Direction and
                                                executed Series Notice under
                                                clause 13 in relation to the
                                                issue of the relevant Notes; or

                                    (b)         a Warehouse Trust Direction and
                                                Series Notice under clause 7 in
                                                relation to a drawing under the
                                                relevant Warehouse Facility
                                                Agreement; and

                       (iii) (other conditions) any other condition precedent specified in the relevant Series Notice.

           (b)         Further conditions precedent

                       The rights of an Approved Seller (other than the Trustee as trustee of a Trust) to give a Sale Notice shall be subject to the further conditions precedent that on the date of giving a Sale Notice the following statements shall be true (and the Approved Seller, other than the Trustee, shall, by virtue of giving that Sale Notice be deemed to have certified that):

                       (i) (representations true) the representations and warranties in clause 8.6 are true as of such day as though they had been made at that date in respect of the facts and circumstances then subsisting;

                       (ii) (no default) no Title Perfection Event has occurred and is subsisting or would result from the acceptance of a Sale Notice.

8.6        Representations and warranties of Approved Seller

           Each Approved Seller (other than the Trustee as trustee of a Trust) makes the following representations and warranties.

           (a)         (i)          (Status) It is a corporation validly
                                    existing under the laws of the place of its incorporation specified in this Deed or the relevant Seller Accession Certificate.

                       (ii) (Power) It has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents.

                       (iii) (Corporate authorisations) It has taken on a timely basis all necessary corporate action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents.

                       (iv) (Documents binding) Each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms, except to the extent it is affected by laws relating to liquidation or doctrines of equity.

                       (v) (Transactions permitted) The execution and performance by it of the Transaction Documents to which it is expressed to be a party and each transaction contemplated under those documents did not and will not (as applicable) violate in any respect a provision of:

                                    (A)         a law or treaty or a judgment,
                                                ruling, order or decree of a
                                                Governmental Agency binding on
                                                it; or

                                    (B)         its constituent documents.

                       (vi) (Authorisations) Each Authorisation which is required in relation to:

                                    (A)         the execution, delivery and
                                                performance by it of Transaction
                                                Documents to which it is
                                                expressed to be a party and the
                                                transactions contemplated by
                                                those documents;

                                    (B)         the validity and enforceability
                                                of Transaction Documents to
                                                which it is expressed to be a
                                                party; and

                                    (C)         the perfection of the interest
                                                of the Trustee in the Purchased
                                                Receivables and related
                                                Receivable Rights (not including
                                                such Authorisations, (if any)
                                                pertaining solely
                                                to acts of the Trustee),

                                    has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

                       (vi) (Series Notice) Any representations and warranties required to be made by the Approved Seller as set out in the relevant Series Notice.

           (b)         Time at which representations and warranties made

                       The representations and warranties in clause 8.6(a) are deemed to be made by an Approved Seller, by reference to the facts and circumstances then existing in relation to the relevant Trust, on each of the dates on which a Sale Notice is given and on the Closing Date specified in that Sale Notice (unless otherwise specified in the representation or warranty).

           (c)         Reliance on representations and Warranties

                       Each Approved Seller acknowledges that the Trustee may accept an offer in accordance with clause 8.3 and, if an offer is accepted, will pay the Purchase Price in reliance on the representations and warranties in clause 8.6(a).

           (d)         Breach of representations and warranties

                       (i) (Duty to give notice) For the purposes of sub-paragraph (ii) (and without affecting the Trustee's right to damages), if an Approved Seller, the Trust Manager or the Trustee becomes aware that a representation or warranty in relation to any Purchased Receivable or other Receivable Rights is incorrect (including, without limitation, relating to whether a Purchased Receivable is an Eligible Receivable) otherwise than as a result of receiving notice from the other, it must notify the other parties and the Designated Rating Agency, within 5 Business Days of it becoming so aware.

                       (ii)         (Offer and acceptance)

                                    If:

                                    (A)         such a representation and
                                                warranty is incorrect;

                                    (B)         the Approved Seller gives or
                                                receives a notice under
                                                paragraph (d)(i) not later than
                                                5 Business Days before 120 days
                                                after the relevant Closing Date;
                                                and

                                    (C)         the Trustee does not waive that
                                                breach, or the Approved Seller
                                                does not remedy the breach to
                                                the satisfaction of the Trustee,
                                                within the period of 5 Business
                                                Days referred to above, or such
                                                longer time as the Trustee in
                                                its absolute discretion permits,

                                    then, without any action being required by either party:

                                    (D)         the Approved Seller shall be
                                                taken to have offered to
                                                repurchase the relevant
                                                Purchased Receivables and
                                                related Receivable Rights:

                                                (1)         where it gives a
                                                            notice under
                                                            subparagraph (B) on
                                                            the date which is
                                                            the earlier of the
                                                            date specified in
                                                            that notice and 10
                                                            Business Days after
                                                            that notice is
                                                            given; or

                                                (2)         otherwise, on the
                                                            date which is 10
                                                            Business Days after
                                                            the notice it
                                                            receives or should
                                                            have given (as the
                                                            case may be) under
                                                            paragraph (d)(i),

                                                (in either case, the Repurchase
                                                Date) for an amount equal to its
                                                Unpaid Balance;

                                    (E)         the Trustee, by not waiving the
                                                breach or agreeing to a longer
                                                time as referred to in paragraph
                                                (C) above, shall be taken to
                                                have accepted that offer;

                                    (F)         the Trustee shall be entitled
                                                to:

                                                (1)         all Collections
                                                            received in relation
                                                            to the relevant
                                                            Purchased Receivable
                                                            and the related
                                                            Receivable Rights on
                                                            and from the Closing
                                                            Date to (but
                                                            excluding) the
                                                            Repurchase Date; and

                                                (2)         the Unpaid Balance
                                                            of the relevant
                                                            Purchased Receivable
                                                            as at the Repurchase
                                                            Date; and

                                    (G)         the Approved Seller shall pay to
                                                the Trustee the Unpaid Balance
                                                as at the Repurchase Date of
                                                that Receivable within 5
                                                Business Days of the Repurchase
                                                Date, together with any relevant
                                                break costs for which the
                                                Approved Seller is liable in
                                                relation to the prepayment of
                                                any Hedge Agreement for the
                                                relevant Trust.

                       (iii) (Effect of repurchase) On payment of the amount under paragraph (d)(ii)(G):

                                    (A)         the Trustee shall cease to have
                                                any interest in the relevant
                                                Purchased Receivables and
                                                related Receivable Rights; and

                                    (B)         the Approved Seller shall hold
                                                both the legal and beneficial
                                                interest in those Receivables
                                                and Receivable Rights and be
                                                entitled to all interest and
                                                fees that accrue in respect of
                                                them from (and including) the
                                                Repurchase Date; and

                                    (C)         no rights or interest under or
                                                in respect of those Receivables
                                                or Receivable Rights shall form
                                                part of the relevant Trust Back
                                                Assets.

                       (iv) (Other breach) Except where paragraph (ii) applies, the Trustee's rights in relation to a breach of a representation or warranty shall give rise only to a claim for damages.

                       (v) (Limit on damages) Subject to clause 8.12, the maximum amount that an Approved Seller may become obliged to pay to the Trustee in relation to the breach of any representation or warranty relating to a Purchased Receivable, a Purchased Receivable Security or other Receivable Rights is an amount equal to the Unpaid Balance of that Receivable at the time the Approved Seller pays the damages.

                       (vi) (Conditions precedent to damages) No Approved Seller shall be obliged to pay any damages for a breach of representation or warranty under any Transaction Document, or any indemnity in relation to such breach, unless:

                                    (A)         the Trustee first establishes
                                                that there has been a breach
                                                that has caused loss;

                                    (B)         the damages or indemnity claimed
                                                represent no more than the loss
                                                incurred as a result of the
                                                breach;

                                    (C)         the Trustee first gives the
                                                Approved Seller a written notice
                                                specifying:

                                                (1)         the quantum of the
                                                            claim; and

                                                (2)         the basis of the
                                                            claim.

                       (vii) (Payment) Where an Approved Seller is liable to pay damages under this clause, it shall make such payment within 14 Business Days of receipt by the Approved Seller of a notice that complies with paragraph (vi).

8.7        Undertakings

           (a)         Approved Seller Undertakings

                       Each Approved Seller undertakes to the Trustee as follows in relation to the relevant Trust and Portfolio of
                       Receivables:

                       (i) (comply with Series Notice) it will comply with its obligations under the relevant Series Notice; and

                       (ii (comply with Servicing Agreement) it will comply with its obligations under the Servicing Agreement.

           (b)         Term of Undertaking

                       Each undertaking in this clause continues from the date of this deed until the date following the Sale Termination Date when the Trustee ceases to have any interest in the Purchased Receivables or related Receivable Rights or until the Trustee's interest in the Purchased Receivables or related Receivable Rights is perfected.

8.8        Priority

           (a)         Priority

                       Notwithstanding:

                       (i) anything contained in any Purchased Receivables or the related Receivable Rights (including any Related Securities);

                       (ii) the terms of a Receivable or any Other Secured Liability;

                       (iii) the respective dates on which anything is done or omitted to be done under or in relation to a Receivable Security or the moneys secured by that Receivable Security; or

                       (iv)         any rule of law or equity to the contrary,

                       all moneys received by an Approved Seller, a Servicer, the Trust Manager or the Trustee or any receiver, receiver and manager or attorney under or in relation to a Purchased Receivable, a Purchased Receivable Security or any Other Secured Liability as the result of the enforcement of a Purchased Receivable or a Purchased Receivable Security shall be applied in the following order of priority

                                    (A) First, subject to paragraph (b):

                                                (1)         all costs, charges
                                                            and expenses of the
                                                            relevant mortgagee
                                                            or any receiver,
                                                            receiver and manager
                                                            or attorney incurred
                                                            in or incidental to
                                                            the exercise or
                                                            performance or
                                                            attempted exercise
                                                            or performance of
                                                            any right, power or
                                                            remedy in relation
                                                            to the Receivable
                                                            Security;

                                                (2)         all outgoings in
                                                            relation to the
                                                            Receivable Security
                                                            which the mortgagee
                                                            or any receiver,
                                                            receiver and manager
                                                            or attorney thinks
                                                            fit to pay; and

                                                (3)         the remuneration of
                                                            any receiver or
                                                            receiver and
                                                            manager.

                                    (B)         Second, in satisfaction of
                                                amounts owing under the
                                                Receivable or any other
                                                Receivable Rights secured by
                                                that Purchased Receivable
                                                Security.

                                    (C)         Third, the Other Secured
                                                Liability for all moneys now or
                                                in the future secured by the
                                                Purchased Receivable Security
                                                that relate to that Other
                                                Secured Liability.

           (b)         Enforcement Expenses

                       (i) Where, and to the extent that, the costs, charges, expenses, outgoings and remuneration referred to in sub-paragraphs
                                    (A)(1)-(3) of paragraph (a) (Enforcement
                                    Expenses) are covered by a Mortgage
                                    Insurance Policy, they shall be treated as a first priority payment under sub-paragraph
                                    (a)(A).

                       (ii) Where, and to the extent that, the Enforcement Expenses are not covered by a Mortgage Insurance Policy, then subject to the terms of the relevant Purchased Receivable, Purchased Receivable
                                    Security or Related Security:

                                    (A)         if they arise because the
                                                enforcement arose from default
                                                under an Other Secured
                                                Liability, they shall be treated
                                                as a third priority payment
                                                under sub-paragraph (a)(C); and

                                    (B)         otherwise, they shall be treated
                                                as a first priority payment
                                                under sub-paragraph (a)(A).

           (c)         Continuing balance

                       This clause 8.8 applies to a continuing balance and any present or future moneys secured by a Receivable Security notwithstanding any subsequent repayment, advance or provision of accommodation or other increase or decrease in the amount secured.

8.9        Title Perfection Event;  Termination;  Repurchase

           (a)         Title Perfection Event

                       Unless otherwise provided in the relevant Series Notice, each of the following is a Title Perfection Event in relation to a Portfolio of Receivables and the relevant Approved Seller:

                       (i) (downgrade) where the Portfolio of Receivables is held subject to a Rated Trust the Approved Seller ceases to have a long term credit rating of at least:

                                    (A)         BBB from S&P (if S&P has rated
                                                that Trust or Notes issued by
                                                the Trustee as trustee of that
                                                Trust);

                                    (B)         Baa2 from Moody's (if Moody's
                                                has rated that Trust or Notes
                                                issued by the Trustee as trustee
                                                of that Trust);

                                    (C)         its equivalent from any other
                                                Designated Rating Agency which
                                                has rates that Trust or Notes
                                                issued by the Trustee as trustee
                                                of that Trust; and

                       (ii)        (Insolvency Event) an Insolvency Event
                                    occurs with respect to the Approved Seller.

           (b)         Remedies

                       (i) On the occurrence of a Title Perfection Event, the Trustee and the Trust Manager must take all reasonable steps to perfect the Trustee's title in and to the relevant Purchased Receivables and related Receivable Rights, and may:

                                    (A)         by notice to the Approved Seller
                                                terminate the rights and
                                                obligations as between the
                                                Trustee and the Approved Seller
                                                in relation to the relevant
                                                Purchase Receivable;

                                    (B)         complete, execute and register
                                                on behalf of the Approved Seller
                                                any relevant Transfer of
                                                Receivable Security;

                                    (C)         give notice of any sale of the
                                                relevant Receivable Rights under
                                                any relevant Future Agreement to
                                                the relevant Obligors;

                                    (D)         give notice of the perfection of
                                                its title in the Purchased
                                                Receivables and related
                                                Receivable Rights to any other
                                                interested person, including the
                                                insurers under the relevant
                                                Mortgage Insurance Policies;
                                                and/or

                                    (E)         do anything else reasonably
                                                necessary to perfect its
                                                interest in the relevant
                                                Purchased Receivables and
                                                related Receivable Rights,
                                                including without limitation,
                                                registering Transfers of
                                                Receivable Securities or
                                                caveats.

                                    Except as otherwise provided in the relevant
                                    Servicing Agreement, the Trustee shall not take any such action until the occurrence of a Title Perfection Event.

                       (ii) The relevant Approved Seller agrees that on being directed to do so by the Trustee following a Title Perfection Event, it will promptly (and in any event within 10 Business Days or such longer period as the Trustee permits) take all action to perfect the Trustee's legal title to the Purchased Receivables and the related Receivable Rights by:

                                    (A)         giving written notice of the
                                                Trustee's interest to any
                                                Obligor;

                                    (B)         registering any relevant
                                                Transfer of Receivable Security;

                                    (C)         taking any other action required
                                                or permitted by law to perfect
                                                such legal title; and

                                    (D)         delivering all Relevant
                                                Documents relating to the
                                                relevant Portfolio of
                                                Receivables to the Trustee.

           (c)         First Right of Refusal

                       (i) As soon as practical after the Termination Date of the Trust, the Trust Manager directs the Trustee to offer (by written notice to the Approved Seller) irrevocably to extinguish in favour of the Approved Seller, or if the Trustee has perfected its title, to assign to the Approved Seller, its entire right, title and interest in and to the Purchased Receivables, and related Receivable Rights (if any) in consideration of the payment to the Trustee by the Approved Seller in relation to the Trust of:

                                    (A)         in the case of performing
                                                Purchased Receivables, the
                                                Unpaid Balance of the relevant
                                                Purchased Receivables; and

                                    (B)         in the case of non-performing
                                                Purchased Receivables, their
                                                Fair Market Value.

                                    In each case, the Servicer is to determine whether a Receivable is performing or non-performing.

                       (ii) The Approved Seller cannot accept the offer if the Fair Market Value of relevant Purchased Receivables is less than the Unpaid Balance without the approval of an Extraordinary Resolution. Any purported acceptance without that approval will be ineffective.

                       (iii) During the 180 day period after the Termination Date of a Trust, the Trustee must not sell any Receivables and the related Receivable Rights for an amount less than:

                                    (A)         in the case of performing
                                                Receivables, their Unpaid
                                                Balance; or

                                    (B)         in the case of non-performing
                                                Receivables, their Fair Market
                                                Value.

                       (iv) The Approved Seller may accept or reject that offer in its discretion.

                       (v) The Trustee will not sell or deal with the relevant Purchased Receivables and related Receivable Rights except in accordance with paragraph (c)(i) unless the Approved Seller has failed to accept the offer referred to in paragraph (c)(i) within 180 days after the occurrence of the Sale Termination Date by paying to the Trustee, within 180 days, the purchase price referred to in paragraph
                                    (c)(i) for all of those Purchased
                                    Receivables and related Receivable Rights.

           (d)         Clean Up Offer

                       (i) A Series Notice for a Trust may provide that the Trust Manager may, in certain circumstances, direct a Warehouse Trust to purchase Receivables or Receivable Securities held by another Trust at a particular time. The parties will comply with that Series Notice.

                       (ii) Unless otherwise provided in that Series Notice, the consideration for the purchase in sub-paragraph will be:

                                    (A)         in the case of performing
                                                Purchased Receivables, the
                                                Unpaid Balance of the relevant
                                                Purchased Receivables; and

                                    (B)         in the case of non-performing
                                                Receivables, their Fair Market
                                                Value.

                                    In each case, the Servicer is to determine whether a Receivable is performing or non-performing.

           (e)         Costs of Repurchase; Indemnity

                       (i) The Approved Seller shall pay all costs and expenses (including stamp duty) relating to the repurchase or extinguishment of its relevant Purchased Receivables and related Receivable Rights under clauses 8.6(d) and 8.9(c).

                       (ii) Without limiting any indemnity to which the Trustee is otherwise entitled, each Approved Seller unconditionally and irrevocably indemnifies the Trustee against any liability, loss, cost or expense incurred by the Trustee as a result of a Title Perfection Event relating to that Approved Seller. That Approved Seller must pay or reimburse the Trustee on demand for all reasonable expenses, including but not limited to stamp duties and taxes, payable in connection with such indemnity.

8.10       Subsequent adjustment

           (a) Where Receivables in a Portfolio of Receivables have been acquired from an Approved Seller:

                       (i) (interest) where so specified in the relevant Series Notice or Sale Notice, the Trust Manager shall direct the Trustee after a Note Issue Date for a Trust to debit any interest or fees received by the Trustee in respect of a Receivable referred to in the corresponding Note Issue Direction, with an amount that represents accrued but unpaid interest on the Receivable up to the date specified for that purpose in the Series Notice, and to credit that amount to the relevant Approved Seller;

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                                                                         Page 47


                       (ii) (repaid principal) where so specified in the relevant Series Notice or Sale Notice, after the Note Issue Date the relevant Approved Seller will as soon as possible (but by close of business on the first Determination
                                    Date) pay to the Trustee, as an adjustment to the amount paid by the Trustee under clause 13.8(e), an amount equal to the amount of any principal received by the Approved Seller on or after the date specified for that purpose in the Sales Notice in respect of any Receivables referred to in the corresponding Note Issue Direction;

           (b)         (other costs) subject to clause 8.10(a), the Trust
                        Manager may in its absolute discretion direct the Trustee on or at any time after a Note Issue Date for a Trust to debit or credit the corresponding Trust with such other amounts that the Trust Manager believes are appropriate so that the Approved Seller has the benefit of any receipts, and bears the cost of any outgoings, in respect of each Receivable referred to in the corresponding Note Issue Direction (and any corresponding Receivables, Receivable Security, Related Securities and Support Facilities) up to (but not including) the Note Issue Date and so that the relevant Trust has the benefit of such receipts, and bears such costs, from (and including) the Note Issue Date; and

           (c) (Trustee to act in accordance with direction) the Trustee or the Approved Seller (as the case may be) shall act in accordance with, and may rely on, a direction of the Trust Manager in accordance with this clause 8.10.

8.11       Substitution

           If:

           (a) an Obligor under a Purchased Receivable is, in accordance with the relevant Approved Seller's ordinary course of business, entitled to replace the related Receivable Security, or a Security Interest which is a Related Security, with another security securing the same Receivable;

           (b) the representations and warranties of the Approved Seller in clause 8.6(a) and in the relevant Series Notice would be true and correct in relation to the Receivable and the new Security Interest at the time of substitution as if it was specified as a Purchased Receivable in the Sale Notice; and

           (c) without limitation, in relation to Land, the new security would be subject to a Mortgage Insurance Policy under which the Trustee would be the insured;

           then:

           (i) the Approved Seller may discharge the related Receivable Security, or the relevant Related Security, on the giving of the new security;

           (ii) the new security shall be taken to be a Purchased Receivable Security or a Related Security in relation to the relevant Trust, as the case may be, for the purposes of each Transaction Document and it and the related Receivable Rights shall be Assets of the relevant Trust; and

           (iii) the Approved Seller shall do anything else reasonably necessary to assure to the Trustee its interest in that new security.

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                                                                         Page 48


8.12       Indemnification

           (i) Without limiting any other rights which the Trustee may have under any Transaction Document or under applicable law, each Approved Seller agrees to indemnify the Trustee from and against any and all damages, losses, claims, liabilities and related costs and expenses including legal costs and expenses on a full indemnity basis the Trustee may sustain or incur as a direct or indirect consequence of:

                       (A) the breach of any representation or warranty or undertaking made by that Approved Seller under or in connection with any Transaction Document, or any other information or report delivered by that Approved Seller under any Transaction Document, being false or incorrect in any respect when made or deemed made or delivered;

                       (B) the failure by that Approved Seller (whether before or after the relevant Closing Date) to comply with any applicable law, rule or regulation with respect to any Receivable Security, including without limitation the nonconformity of any Receivable Security or the Related Receivable with any such applicable law, rule or regulation; and

                       (C) any dispute, claim, offset or defence of the Obligor to the payment of any Purchased Receivable Security which results from a breach by the Approved Seller under any Transaction Document.

                       To the extent that the matters referred to in paragraph
                       (i) are covered by clause 8.6(d), clause 8.6(d) shall apply.

           (ii)         An Approved Seller shall not be obliged to pay any
                       indemnity for a breach of representation or warranty under any Transaction Document, unless:

                       (A) the Trustee first establishes that there has been a breach that has caused loss;

                       (B) the indemnity claimed represents no more than the loss incurred as a result of the breach; and

                       (C) the Trustee first gives the Approved Seller a written notice specifying:

                                    (1)         the quantum of the claim; and

                                    (2)         the basis of the claim.

           (iii) (Payment) Where an Approved Seller is liable to pay damages under this clause, it shall make such payment within 5 Business Days of receipt by the Approved Seller of a notice that complies with paragraph (ii).

8.13       Power of Attorney

           (a) The Trustee shall ensure that each power of attorney given by an Approved Seller to the Trustee under or in relation to this deed shall be exercised only strictly in accordance with its terms.

           (b)         The Trustee shall:

                       (i) register each such power of attorney with the land titles office of each relevant jurisdiction; and


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                                                                         Page 49


                       (ii) keep each such power of attorney in a secure place.

9.         ACQUISITION FROM WAREHOUSE TRUST BY ANOTHER TRUST

9.1        Direction

           (a)         Where:

                       (i) a Note Issue Direction directs that the Trustee issues Notes; or

                       (ii) a Warehouse Trust Direction directs that the Trustee draws any amount under the relevant Warehouse Facility Agreement,

                       to fund the acquisition of Receivables by a Trust from a Warehouse Trust, and the Trustee implements that direction, the Trustee shall use the proceeds of the relevant issue of Notes or drawing under the Warehouse Facility Agreement (as the case may be) for the purpose of that acquisition.

           (b) The Trustee has power, as the trustee of a Warehouse Trust, to dispose of Receivables to another Trust in accordance with Series Notices relating to that Warehouse Trust and that other Trust, and subject to other relevant Transaction Documents.

9.2        Implementation of acquisition

           An acquisition of Receivables contemplated by clause 9.1 shall take effect in accordance with clause 7.7.

9.3        Survival of rights and remedies

           Where there exists any right or obligation of the Trustee in relation to Receivables to be acquired from a Warehouse Trust, including any:

           (a)         Trust Back in relation to the Receivables;

           (b)         Approved Seller repurchase obligation under 8.6(d);

           (c) Approved Seller representations or undertakings under 8.6(a); or

           (d) limitation as to priority of payments on enforcement of the Receivables,

           the Trustee (in its capacity as Trustee of the Trust acquiring the Receivables (the New Trust)), will acquire those Receivables with the benefit of those rights and subject to those obligations.

           Where any rights or obligations of the Trustee in relation to the Receivables cannot be transferred to the Trustee in its capacity as trustee of the New Trust, clauses 7.7(d), 7.7(e) and 7.7(g) will apply.

9.4        Acknowledgement by Approved Seller

           Each Approved Seller which disposes of Receivables to a Warehouse Trust acknowledges and agrees that those Receivables acquired from it by the Trustee as trustee of a Warehouse Trust may be disposed of by the Trustee to another Trust.


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                                                                         Page 50




PART D - NOTES

10.        NOTES

10.1       Acknowledgement of indebtedness

           Subject to the terms of this deed and the relevant Series Notice, each entry in the Register for a Trust in respect of a Note relating to that Trust constitutes an independent and separate acknowledgement to the relevant Noteholder by the Trustee of its indebtedness as trustee of that Trust for the Invested Amount of that Note.

10.2       Legal nature of Notes

           The Trustee may issue Notes of such legal nature as the Trust Manager and the Trustee may agree. Unless otherwise agreed, the Notes will be in the form of inscribed stock, and the Trustee's obligations in relation to the Notes and under this deed in respect of those Notes (including any obligation to pay interest or principal) will become effective on inscription in the Register for that Trust under this deed of the details for those Notes.

10.3       Terms of Notes

           All Notes issued by the Trustee as trustee of a Trust shall be issued with the benefit of, and subject to, this deed, the Series Notice relating to those Notes and the Security Trust Deed (if any) relating to that Trust. The Series Notice in relation to Notes shall be binding on the Trust Manager, the Trustee and the corresponding Noteholders.

10.4       Interest and Principal Entitlement of Noteholders

           Subject to this deed, the corresponding Series Notice and the Security Trust Deed (if any) relating to a Trust (and, in particular, subject to any such provisions which provide for principal losses to be charged off against any Notes), the Trustee as trustee of each Trust shall in respect of the Notes issued by it in such capacity pay or cause to be paid to the Noteholders of those Notes:

           (a)         (interest)  their Coupon on each Coupon Payment Date; and

           (b) (principal) their Principal Entitlement on each Principal Repayment Date.

10.5       Minimum denomination of Notes

           The minimum denomination of each Note shall be $10,000 (or, in the case of Notes held by joint holders, $10,000 multiplied by the number of holders of that Note) or such other amount specified in the corresponding Series Notice.

10.6       Notes not invalid if issued in breach

           No Note shall be invalid or unenforceable on the ground that it was issued in breach of this deed or any other Transaction Document.

10.7       Location of Notes

           The property in Notes shall for all purposes be regarded as situated at the place where the relevant Register is located on which such Notes are recorded.

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                                                                         Page 51



10.8       No discrimination between Noteholders

           There shall not be any discrimination or preference between Notes within the same Class, or the corresponding Noteholders, in relation to a Trust by reason of the time of issue of Notes or for any other reason, subject only to the Series Notice relating to the Notes and the terms of the Security Trust Deed (if any) relating to the Trust.

11.1       SELLER NOTE

11.2       Seller Note

           Where a Series Notice so provides, the Trustee may issue a debt instrument (the Seller Note) to the relevant Approved Seller with respect to any ongoing obligations of the Approved Seller with respect to Purchased Receivables acquired from the Approved Seller by the Trustee.

11.3       Form

           The Seller Note:

           (a) may be issued in any form and on any terms agreed by the Trustee, the Approved Seller and the Trust Manager; and

           (b) may relate to any current or future obligations of the Approved Seller, actual or contingent, and whether or not quantifiable at the date of issue of the Seller Note.

12.1       LIMITS ON RIGHTS OF NOTEHOLDERS AND BENEFICIARY

12.2       General Limits

           No Noteholder or Beneficiary shall be entitled to:

           (a) (particular interest) an interest in any particular part of any Trust or Asset comprised in any Trust;

           (b) (require transfer) subject (in the case of the Beneficiary) to this deed, require the transfer to it of any Asset comprised in any Trust;

           (c) (interfere in management) interfere with or question the exercise or non-exercise of the rights or powers of a Servicer, the Trust Manager or the Trustee in their dealings with any Trust or any Asset;

           (d) (exercise rights in respect of Assets) exercise any rights, powers or privileges in respect of any Asset in any Trust;

           (e) (act in Trustee's place) attend meetings or take part in or consent to any action concerning any property or corporation which the Trustee as trustee of a Trust holds an interest;

           (f) (terminate Trusts) seek to wind up or terminate any Trust (except as provided in clause 17);

           (g) (remove) seek to remove the relevant then Servicer, Trust Manager or Trustee;

           (h)         (interfere)  interfere in any way with any Trust;

           (i) (lodge caveats etc) lodge or enter a caveat or similar instrument in relation to a Register or claim any estate or interest in any Land over which a Mortgage or any Related Securities are held or to which any other Asset relates in respect of any Trust;

           (j) (communicate with Mortgagors etc) except where the Noteholder or Beneficiary is Westpac, or the Trustee has otherwise consented, and subject to any provision of a Transaction Document which allows any such communication, negotiate or communicate in any way with any Mortgagor, or Obligor or other security provider in respect of any Mortgage, Loan, other Receivable, Receivable Security or Related Security or with any person providing a Support Facility to the Trustee or any other person who is party to any Transaction Document;

           (k) (take proceedings) take any proceedings of any nature whatsoever in any court or otherwise or to obtain any remedy of any nature (including against the Trustee, the Trust Manager or a Servicer or any former Trustee, Trust Manager or Servicer or in respect of any Trust or any Asset of any Trust) (unless, in the case of a Warehouse Trust, the Noteholder or Beneficiary is Westpac and the Trustee consents to Westpac taking the proceedings) provided that it shall be entitled to compel the Trustee, the Trust Manager and any Servicer to comply with their respective duties and obligations under the Transaction Documents and, if the Noteholders are entitled to the benefit of any applicable Security Trust Deed, the Noteholders may compel the Security Trustee to comply with its duties and obligations under the Security Trust Deed; and

           (l) (recourse to personal assets of Trustee or Trust Manager) any recourse whatsoever to the Trustee or the Trust Manager in their personal capacity, except to the extent of any fraud, negligence, wilful default, breach of trust (in the case of the Trustee only) or breach of duty on the part of the Trustee or the Trust Manager respectively.

12.2       Interests of Beneficiary assignable

           Subject to the relevant Series Notice a Beneficiary may assign, or create or allow to exist a Security Interest over, its rights and interests in respect of a Trust without the prior written consent of any person.

12.3       Ranking of interest of Beneficiary

           The rights, claims and interest of a Beneficiary in relation to any Trust, the Assets of any Trust and in relation to any payment or distribution out of any Trust (including, without limitation, on the winding up of a Trust) shall at all times rank after, and be subject to, the interests of Noteholders under the Notes issued in relation to that Trust (including, without limitation, in relation to any payment obligations on the Notes).

12.4       Further limit on interest of Noteholders

           A Noteholder in relation to a Trust shall only be a creditor of the Trustee in its capacity as trustee of that Trust to the extent of the Notes held by that Noteholder (or, in the case of a Warehouse Facility Provider, their rights under the relevant Warehouse Facility Agreement) and shall not be entitled to any beneficial or, subject to any applicable Security Trust Deed, other interest in any Trust.

12.5       No liability of Noteholders or Beneficiary

           No Noteholder by reason of being a Noteholder, or Beneficiary by reason of being a Beneficiary, shall in respect of a Trust:

           (a) (liability) have any liability to make any contribution to the Assets of the Trust or any payment to the Trustee, the Trust Manager or any other person in relation to the Trust; and

           (b) (indemnity) be under any obligation to indemnify the Trustee, the Trust Manager or any Creditor of the Trustee as trustee of the Trust in respect of any of the liabilities (actual, contingent or otherwise and whether due to any deficiency or not) of the Trustee or the Trust Manager in relation to, arising from or in connection with the Assets of the Trust or the Trust generally.

13.         PROCEDURE FOR ISSUE OF NOTES

13.1       Note Issue Direction for a Trust

           (a) (Delivery of direction) If the Trust Manager proposes that the Trustee will issue Notes as trustee of a Trust, it shall, at least 3 Business Days (or such other period agreed by the Trustee or as specified in a relevant Series Notice) prior to the proposed Note Issue Date, deliver to the Trustee a Note Issue Direction directing amongst other things that the Trustee (subject to this deed and the relevant Series Notice):

                       (i) (transfer benefit of Mortgages) hold as trustee of the Trust the benefit of the Portfolio of Receivables specified by the Trust Manager in the Note Issue Direction; and

                       (ii) (issue Notes) issue as trustee of the Trust the Notes specified by the Trust Manager in the Note Issue Direction.

           (b) (Conditions precedent to first direction) The right of the Trust Manager to give a Note Issue Direction for any Trust is subject to the Trustee receiving in form and substance satisfactory to it:

                       (i) in relation to the first Note Issue Direction for that Trust, a certificate in relation to the relevant Servicer, the Trust Manager and (if any) the relevant Approved Seller (except where the Approved Seller is a Trust) given by a director or secretary of that company substantially in the form of
                                    Schedule 6 with the attachments referred to in that certificate;

                       (ii) in relation to the first Note Issue Direction for that Trust, unless the Trustee already holds a copy as trustee of another Trust a duly executed and stamped counterpart of this deed;

                       (iii) in relation to the first Note Issue Direction for that Trust, a legal opinion on this deed, or the Trustee being satisfied that it will receive that legal opinion on or before the first proposed Note Issue Date; and

                       (iv) any other document or condition specified in the relevant Series Notice.

13.2       Requirements for a Note Issue Direction

           A Note Issue Direction given by the Trust Manager to the Trustee in respect of a Trust under this deed shall (whether in that Note Issue Direction, or in the accompanying Series Notice):

           (a) (contain the following information) specify the following in respect of the Notes:

                        (i) (classes) whether any of the Notes will constitute a Class separate from any other Notes previously issued by the Trustee as trustee of the Trust or from any other Notes referred to in the Note Issue Direction;

                        (ii) (name) the name of the Notes or, if the Notes are divided into more than one Class, the name of each Class of Notes;

                        (iii) (amount) the total number of Notes and, if the Notes are divided into more than one Class, the number of Notes in each Class;

                        (iv) (principal amount) the total principal amount of the Notes and, if the Notes are divided into more than one Class, the principal amount of each Class;

                        (v) (minimum subscription) the minimum subscription amounts for Notes (if any);

                       (vi) (issue price) where the Notes are to be issued at a discount or a premium to the face value, the issue price of the Notes;

                       (vii)        (Note Issue Date) the proposed Note Issue
                                    Date;

                       (viii) (Security Trust Deed and Support Facilities) whether a Security Trust Deed or any Support Facilities need to be effected in relation to the proposed Note Issue Date and, if so, reasonable details of these;

                       (ix) (Receivables) all relevant details (including where relevant the nature, principal amount and rate of return) of Receivables held or to be held under the Trust to which the Trust to which the Note Issue Direction relates;

                       (x) (Seller) where relevant, the identity and details of the relevant Approved Seller or Warehouse Trust from which the Receivables are to be acquired;

                       (xi) (Lead Manager) if there is to be a Lead Manager in relation to the issue of the Notes, the identity and address of that Lead Manager and any fees to which the Lead Manager is entitled in relation to the issue;

                       (xii) (Dealer Agreement if a Dealer Agreement is to be effected in relation to the proposed
                                    Note Issue Date, reasonable details of that agreement (including the parties to that agreement and the amount of their proposed subscriptions);

                       (xiii) (such other required information) such other information required by the Note Issue Direction or the relevant Series Notice; and

           (b) (duly completed) without limiting paragraph (a), be otherwise duly completed; and

           (c) (accompanied by a Series Notice) be accompanied by a duly completed and executed Series Notice for the Notes, or if the Notes are divided into more than one Class and the Trust Manager elects to have a separate Series Notice for each Class, a duly completed Series Notice for each Class. However, if the terms of a Series Notice for the Notes, or a particular Class of the Notes, are the same as for a previous issue of Notes or a Class of Notes in respect of the Trust, or if the Notes are contemplated by or issued under a previous Series Notice, this requirement may be satisfied if the Note Issue Direction specifies that this is the case and is accompanied by the relevant previous Series Notice.

13.3       Series Notice

           (a) (Mandatory Information) A Series Notice shall specify the following in respect of the Notes to which it refers or if it relates to more than one Class of Notes for each Class to which it refers:

                       (i) (Coupon Payment Dates) each date (if any) for the payment of interest under the Notes;

                       (ii) (Principal Repayment Dates) each date for the repayment of part or all of the outstanding principal under the Notes;

                       (iii) (rate of interest) the rate of interest (if any) on the Notes (which may be fixed, variable, calculated by way of discount on the issue price or determined by a stated method) and the method for calculating the interest;

                       (iv0 (repayment of principal) where principal on the Notes is to amortise, the amount (or the method of calculating the amount) of principal to be repaid on the Notes on each Principal Repayment Date;

                       (v) (Class rights) if the corresponding Note Issue Direction specifies that the Notes are to constitute a Class separate from any other Notes previously issued by the Trustee as trustee of the relevant Trust or from any other Notes referred to in the Note Issue Direction, the rights or restrictions that constitute the first mentioned Notes as a separate Class and the relationship of those rights and restrictions to any other then or proposed Class of Notes;

                       (vi) (cashflow allocation methodology) the manner in which cashflow from the Receivables (and any relevant Support Facilities) will be applied by the Trustee, and in which any shortfalls in income will be allocated among Notes and/or Classes of Notes;

                       (vii) (conversion rights) where the Notes may be converted into a different Class of Notes, details of that conversion (including when and in what manner it can occur); and

                       (viii) (fees) any relevant fee (for example, fees to the Servicer) for the relevant Trust.

           (b) (Optional information) A Series Notice may specify the following in respect of the Notes or Classes of Notes to which it refers:

                       (i) (special rights) any preferred, deferred or special rights or restrictions applying to the Notes whether with regard to the payment of interest, the repayment of principal, voting, the division into classes or otherwise, which may include, without limitation, that the Notes are to be initially issued on a partly paid basis or shall have an additional entitlement to the principal or capital of the corresponding Trust beyond the repayment in full of their Initial Invested Amount; and

                       (ii) (other information) any other terms or restrictions applying to the Notes that may be included in the Series Notice.

           (c) (Inconsistency) If a term of a Series Notice is inconsistent with any provision of this deed, the Series Notice shall prevail to the extent of the inconsistency, with respect only to the Trust and Notes to which that Series Notice relates.

           (d) (Amendment) A Series Notice in relation to a Trust may expressly amend any provision of this deed with respect to that Trust and the relevant Notes. This deed and those Notes shall be construed accordingly.

           (e) (Execution) Once the Trustee, the Trust Manager, the relevant Servicer, the provider of any relevant Support Facility and any relevant Approved Seller have agreed to the terms of a Series Notice they shall execute that Series Notice in the Australian Capital Territory, on or before the date on which the Trust Manager proposes to issue the relevant Investment Direction.

13.4       Amendment

           The Trust Manager may (and where either the Trustee or the relevant Beneficiary have acknowledged the Note Issue Direction in accordance with clause 13.6(b), the Trustee and the Beneficiary), prior to a proposed Note Issue Date amend a previously issued Note Issue Direction or Series Notice (including any Note Issue Direction or Series Notice previously amended under this clause). For the purposes of clause 13.13 only an amendment shall be treated as creating a further issue of Notes. Such an amendment for a Rated Trust shall only be made if prior notice of the amendment has been given to the Designated Rating Agency.

13.5       Comply with Note Issue Direction

           Subject to this clause 13, the Trustee may comply with a Note Issue Direction.

13.6       Proviso on compliance with Note Issue Direction

           (a) (Trustee shall not accept direction) The Trustee shall not comply with a Note Issue Direction unless at least 3 Business Days (or such other period agreed by the Trustee) prior to the proposed Note Issue Date the Trust Manager has certified to the Trustee that the Note Issue Direction and any corresponding Series Notice comply with this deed.

           (b) (Acknowledgement of direction) If the Trustee is satisfied that the Note Issue Direction has been given in accordance with this deed and has elected to accept the Note Issue Direction then it shall immediately (and in no event later than the close of business 2 Business Days (or such other period agreed by the Trust Manager) prior to the proposed Note Issue Date) sign the acknowledgement of receipt on the Note Issue Direction and return it to the Trust Manager. This acknowledgement will not of itself constitute a declaration of trust and a trust will only arise in accordance with clause 13.8(g).

13.7       Dealer Agreement

           If a Series Notice so provides, the Trustee shall enter into a Dealer Agreement in relation to the relevant Notes on such terms and conditions as are reasonably required by the Trust Manager and the Trustee (subject to this deed).

13.8       Issue of Notes and transfer of benefit of Mortgages

           If the Trustee has:


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                                                                         Page 57


           (a)         (acknowledged the Note Issue Direction) acknowledged
                        receipt of a Note Issue Direction;

           (b) (sufficient applications for Notes) received from the Lead Manager (if any) or other intending Noteholders duly executed Applications for Notes and the Trust Manager has confirmed that the Subscription Amount for such Notes is not less than the amount specified in the corresponding
                       Note Issue Direction;

           (c) (received or granted Support Facilities etc) on or prior to the proposed Note Issue Date:

                       (i) (Security Trust Deed) entered into a Security Trust Deed as trustee of the relevant Trust (unless not required for the issue of the Notes by the Trust Manager in the corresponding Note Issue Direction); and

                       (ii (Support Facilities) obtained, or entered into arrangements to obtain with effect from the corresponding Note Issue Date, as trustee of the relevant Trust the benefit of the Support Facilities referred to in the corresponding Note Issue Direction, and, to the extent required, received any legal opinions on those documents reasonably requested by the Trustee; and

           (d) (rating) if the Notes are to be rated, the Trust Manager has advised the Trustee that it has received a provisional indication from the Rating Agency that the Notes will have a rating equal to or higher than the rating specified in the relevant Series Notice, then, subject to the other requirements of this deed being satisfied in relation to matters which must be done on or prior to the Note Issue Date, the Trustee agrees with the Trust Manager (for the benefit solely of the Trust Manager) that if, on the direction of the Trust Manager on the Note Issue Date it issues Notes, as trustee of the relevant Trust, to the intending Noteholders for the amount referred to in the corresponding Note Issue Direction:

           (e) (acquisition) where the relevant Receivables are to be acquired from an Approved Seller:

                       (i) the Trustee will accept the relevant Sale Notice (but only if the Trustee has issued the relevant Notes) and without any obligation to the Approved Seller to do so; and

                       (ii) the Trustee agrees with the Trust Manager (for the benefit solely of the Trust Manager) to pay to the Approved Seller from the proceeds of the issue of the Notes the principal amounts of the Receivables relating to the Portfolio of Receivables, or such other consideration specified in relation to the Note Issue Direction, as at the date specified in the corresponding Note Issue Direction; or

           (f) (origination) where the Trustee is to originate the relevant Receivables, originate those Receivables (and any relevant Receivable Securities) in accordance with the procedures agreed under clause 6.

13.9       Action following Note Issue

           As soon as practicable after a Note Issue Date for a Trust:


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                                                                         Page 58


           (a) (enter details in the Register) the Trustee shall enter into the Register for that Trust in accordance with clause 16 the information required under clause 16.1;

           (b) (issue Note Acknowledgement) the Trustee shall issue a Note Acknowledgement to each Noteholder in respect of its holding of Notes; and

           (c) (issue Marked Note Transfers) if requested by a Noteholder in its Application for Notes, the Trustee shall issue a Marked Note Transfer to the Noteholder.

13.10      No liability for insufficient moneys

           If insufficient moneys are raised on a proposed Note Issue Date to satisfy clause 13.8(b), neither the Trustee nor the Trust Manager shall have any obligation or liability to any person (including, without limitation, each other, any intending Noteholder or any Beneficiary) to issue the Notes or, in the case of a proposed issue in relation to a Trust, to hold the benefit of the Portfolio of Receivables referred to in the corresponding Note Issue Direction for the Trust, or otherwise.

13.11      Further assurance

           Subject to the Transaction Documents, the Trustee shall following a
           Note Issue Date for a Trust execute such documentation and do all such other acts, matters or things as the Trust Manager reasonably requires to transfer the benefit of the Portfolio of Receivables referred to in the corresponding Note Issue Direction (and the benefit of all corresponding Loans, Related Securities and Support Facilities) to the Trust.

13.12      Further issues subject to Rating Agency approval

           Where the Trustee as trustee of a Rated Trust has issued Notes, no further Notes in respect of that Trust shall be created unless the Trustee receives a certificate from each Designated Rating Agency in respect of the Notes then on issue in respect of the Trust confirming the rating of those Notes.

13.13      Issue of unrated Notes

           Nothing in this deed shall be construed as requiring the Trustee or the Trust Manager to obtain a rating for Notes to be issued by the Trustee (except where those Notes are to be issued by a Rated Trust).

13.14      No limit on Notes

           Subject to the provisions of this deed, there shall be no limit on the amount or value of Notes which may be issued in respect of a Trust.

13.15      Excluded issue, offer or invitation only

           Notwithstanding anything contained in this deed, no issue or allotment of Notes, offer of Notes for subscription or purchase or invitation to subscribe for or buy Notes shall be made unless the issue, allotment, offer or invitation is an excluded issue, excluded offer or excluded invitation for the purposes of the Corporations Law.

14.        TRANSFERS OF NOTES

14.1       No restrictions on transfer of Notes

           Subject to this deed and the corresponding Series Notice, there shall be no restriction on the transfer of Notes.

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                                                                         Page 59


14.2       Minimum transfer

           (a) (Corporations Law) A Noteholder shall not be entitled to transfer any of its Notes unless the offer or invitation to the transferee by the Noteholder in relation to such Notes is an excluded offer or an excluded invitation for the purposes of the Corporations Law.

           (b) (Series Notice) Without limiting the generality of clause 14.1, or the operation of clause 14.2(a), a Noteholder shall not be entitled to transfer any of its Notes unless the amount payable by the transferee is greater than the minimum amount (if any) provided in the Series Notice for the Notes.

14.3       Form of transfer

           Every transfer of Notes shall be effected by a Note Transfer.

14.4       Execution of Note Transfer

           Every Note Transfer shall be duly completed and executed by the transferor and transferee.

14.5       Stamping of Note Transfer

           Every Note Transfer lodged with the Trustee shall be duly stamped (if applicable).

14.6       Delivery of Note Transfer to Trustee

           Every Note Transfer shall be delivered to the Trustee together with the Note Acknowledgement to which it relates for registration.

14.7       Registration of Transferee as Noteholder

           Subject to this clause 14 the Trustee shall on receipt of a Note Transfer enter the transferee in the relevant Register as the holder of the Notes which are the subject of the Note Transfer.

14.8       Trustee entitled to refuse to register Transfer

           The Trustee may refuse to register any Note Transfer which would result in:

           (a)         (breach) a contravention of or failure to observe:

                       (i)          (this deed)  the terms of this deed;

                       (ii)         (Series Notice)  the Series Notice for the
                                    Notes;

                       (iii) (Security Trust Deed) the Security Trust Deed (if any) relating to the Notes; or

                       (iv)         (the Law)  a law of an Australian
                                    Jurisdiction; or

           (b) (requires registration) an obligation to procure registration of any of the above with, or the approval of any of the above by, any Government Agency.

14.9       Refusal to register absolute

           The Trustee shall not be bound to give any reason for refusing to register any Note Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Note


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                                                                         Page 60



           Transfer it shall as soon as practicable (and in no event later than 7 days after the date the Note Transfer was lodged with it) send to the transferor and the transferee notice of such refusal.

14.10      No fee for registration of a Note Transfer

           No fee shall be charged for the registration of any Note Transfer.

14.11      Taking effect of Note Transfers

           (a) (Not until registration) A Note Transfer shall not take effect until registered by the Trustee and until the transferee is entered in the relevant Register as the holder of the Notes which are the subject of the Note Transfer, the transferor shall remain the holder of those Notes.

           (b) (Transfer received when Register closed) When a Note Transfer is received by the Trustee during any period when the relevant Register is closed for any purpose, the Trustee shall not register the Note Transfer until the next Business Day on which that Register is reopened.

14.12      Rights and obligations of transferee

           Subject to this deed, a transferee of Notes on being noted in the relevant Register as the holder of the Notes shall have the following rights and obligations:

           (a)         (those of the transferor) all the rights and the
                        obligations which the transferor previously had; and

           (b) (those under this deed) all the rights and obligations of a Noteholder as provided by this deed as if the transferee was originally a party to this deed.

14.13      Payments to transferee

           Subject to this deed (including clause 35.1), on the entry of a transferee of Notes in the relevant Register the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant Notes (including whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer and the Trustee shall be discharged for any such payment made to the transferee).

14.14      Transmission of entitlements

           (a) (Election) Any person becoming entitled to Notes as a result of the death, mental incapacity or bankruptcy of a Noteholder may, on producing such evidence as the Trustee requires of their entitlement, elect to be either registered as the Noteholder or to transfer the Notes in the manner specified in this clause 14.

           (b) (Method of election) If an entitled person elects to be registered as the Noteholder, the person shall deliver to the Trustee a notice in writing to this effect signed by the person. If the person elects to have another person registered he or she shall execute a Note Transfer in relation to the Notes in favour of that person. All the provisions of this deed relating to the transfer of Notes and the registration of Note Transfers shall be applicable to any such notice or Note Transfer as if the death, mental incapacity or bankruptcy of the Noteholder had not occurred and the notice or Note Transfer was a Note Transfer executed by the Noteholder.


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                                                                         Page 61


           (c) (Discharge) A person entitled to Notes under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such Notes but, except as otherwise provided by this deed, shall not be entitled to any of the rights or privileges of a Noteholder unless and until the person is entered in the relevant Register as the holder of such Notes.

14.15      Marked Note Transfer

           (a) (Entitlement to marking) A Noteholder may from time to time request the Trustee to provide the Noteholder with a Marked Note Transfer.

           (b) (Marking) The Noteholder shall deliver a Note Transfer to the Trustee and the Trustee shall mark the Note Transfer in such manner as agreed from time to time by the Trustee and the Trust Manager and issue the same to the Noteholder.

           (c) (Trustee will not register transfer) Until the expiry of 90 days (or any substitute period as the Trustee and Trust Manager agree from time to time and as advised to Noteholders of the relevant Trust) from the date on which the Note Transfer was marked, the Trustee shall not register any transfer of Notes relating to the Marked Note Transfer otherwise than on that Marked Note Transfer.

           (d) (No extension by closing of Register) The period referred to in sub-paragraph (c) shall not be extended by the closing of the relevant Register for any purpose.

           (e) (Delivery) A Marked Note Transfer shall be issued to a Noteholder by personal delivery at the time the Noteholder attends the offices of the Trustee (or such other place nominated by the Trustee) for the marking of the Note Transfer by the Trustee.

14.16      Reliance on documents

           The Trustee shall be entitled to accept and assume the authenticity and genuineness of any Note Transfer or other document produced to it to be duly executed. The Trustee shall not be bound to enquire into the authenticity or genuineness of any Note Transfer or other document, nor shall it incur any liability for registering any Note Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the Trustee had actual notice of such forgery or defect at the time of registration of such Note Transfer.

14.17      Specimen signatures

           The Trustee may (but need not) require each Noteholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Noteholder) of persons authorised to execute Note Transfers on behalf of such Noteholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

14.18      Notes lodged with Austraclear

           If Notes are lodged into the Austraclear System, the Trustee shall enter Austraclear in the relevant Register as the holder of those Notes. While those Notes remain in the Austraclear System:

           (a) all payments and notices required of the Trustee and the Trust Manager in relation to those Notes will be directed to Austraclear; and

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                                                                         Page 62


           (b) all dealings (including transfers) and payments in relation to those Notes within the Austraclear System will be governed by the Austraclear Regulations and need not comply with this clause 14 to the extent of any inconsistency.

15.        NOTE ACKNOWLEDGEMENT

15.1       Issue of Note Acknowledgement

           When a person has been entered in the relevant Register as the holder of Notes, as soon as practicable (and in any event no later than 5 Business Days or such shorter period specified in the relevant Series Notice or as otherwise agreed by the Trustee with the person or the Trust Manager) thereafter, the Trustee shall issue a Note Acknowledgement to that person in respect of those Notes. If the person has been entered into the relevant Register under a Note Transfer and the transferor continues to retain a holding of Notes, the Trustee shall within the same period stated above issue to the transferor a Note Acknowledgement in respect of that retained holding of Notes. No certificates will be issued in respect of Notes.

15.2       Note Acknowledgement not certificate of title

           A Note Acknowledgement shall not be a certificate of title as to Notes and the relevant Register shall be the only conclusive evidence of the ownership of Notes and the entitlements under them. A Note Acknowledgement cannot be pledged or deposited as security nor can a Note be transferred by delivery of only a Note Acknowledgement.

15.3       Execution of Note Acknowledgement

           Each Note Acknowledgement shall be signed on behalf of the Trustee manually, or in facsimile by mechanical or electronic means, by any Authorised Signatory of the Trustee. If any Authorised Signatory of the Trustee whose signature appears on a Note Acknowledgement dies or otherwise ceases to be an Authorised Signatory before the Note Acknowledgement has been issued, the Trustee may nevertheless issue the Note Acknowledgement.

15.4       More than one Note Acknowledgement

           If a Noteholder wishes more than one Note Acknowledgement it shall return its Note Acknowledgement to the Trustee and at the same time request in writing the issue of a specified number of separate Note Acknowledgements. Subject to clause 10.5, the Trustee shall then cancel the original Note Acknowledgement and issue in lieu separate Note Acknowledgements. A fee prescribed by the Trustee (not exceeding $10 for each Note Acknowledgement) shall be paid by the Noteholder to the Trustee.

15.5       Worn out, defaced or lost Note Acknowledgement

           If any Note Acknowledgement is worn out or defaced then on production to the Trustee it may cancel the same and may issue a new Note Acknowledgement. If any Note Acknowledgement is lost or destroyed then on proof to the satisfaction of the Trustee, and on such indemnity as the Trustee may consider adequate having been given, a new Note Acknowledgement shall be given to the person entitled to such lost or destroyed Note Acknowledgement. An entry as to the issue of the new Note Acknowledgement and of the indemnity (if any) shall be made in the relevant Register. A fee prescribed by the Trustee (not exceeding $10) shall be paid by the person requesting the new Note Acknowledgement to the Trustee.

15.6       Joint holdings

           If a single parcel of Notes is held by more than one person, only the person whose name stands first in the relevant Register in relation to that parcel of Notes shall be entitled to:


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                                                                         Page 63


           (a) be issued the relevant Note Acknowledgement and, if applicable, a Marked Note Transfer;

           (b)         be given any notices; and

           (c)         be paid any moneys due in respect of such Notes.

15.7       Delivery of Note Acknowledgement

           A Note Acknowledgement may be sent to the relevant Noteholder by mail or by personal delivery to the Noteholder's address appearing in the relevant Register and the Note Acknowledgement so sent shall be at the risk of that Noteholder.

16.        THE REGISTER

16.1       Details to be kept on Register

           The Trustee shall keep or cause to be kept a register with respect to each Trust, on which shall be entered the following information relating to that Trust:

           (a)         (name)  the name of the Trust;

           (b)         (creation)  the date of the creation of the Trust;

           (c) (Note Issue Dates) the Note Issue Dates for Notes issued in relation to the Trust;

           (d) (Initial Invested Amount) the total Initial Invested Amount of Notes issued on each such Note Issue Date;

           (e) (Invested Amount) the Invested Amount of each Note or Class of Notes from time to time;

           (f) (Stated Amount) the Stated Amount of each Note or Class of Notes from time to time;

           (g)         (Series)  details of relevant Classes of Notes;

           (h) (details of Noteholders) the name and address of each Noteholder;

           (i) (number of Notes) the number of Notes held by each Noteholder;

           (j) (Note Acknowledgement) the serial number of each Note Acknowledgement issued to each Noteholder;

           (k) (date of entry) the date on which a person was entered as the holder of Notes;

           (l) (date of cessation) the date on which a person ceased to be a Noteholder;

           (m) (account) the account to which any payments due to a Noteholder are to be made (if applicable);

           (n) (payments) a record of each payment in respect of the Notes in relation to the Trust; and

           (o) (tax file number) a record that the Trustee has (or has not) received the tax file number for each Noteholder;

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           (p)         (additional information) such other information as:

                       (i)          is required by the relevant Series Notice;

                       (ii)         the Trustee considers necessary or
                                    desirable; or

                       (iii)        the Trust Manager reasonably requires.

16.2       Asset register

           The Trustee shall keep or cause to be kept an asset register with respect to each Trust, in which shall be entered the Authorised Investments and other Assets of the Trust (other than Purchased Receivables and the related Receivable Rights) entered into the relevant asset register on an individual basis.

16.3       Place of keeping Register, copies and access

           Each Register shall be:

           (a) (place kept) kept at the Trustee's principal office in Sydney or at such place as the Trustee and the Trust Manager may agree;

           (b) (access to Trust Manager and Auditor) open to the Trust Manager and the Auditor of the Trust to which it relates to inspect during normal business hours;

           (c) (inspection by Noteholders) open for inspection by a Noteholder during normal business hours but only in respect of information relating to that Noteholder; and

           (d) (not for copying) not available to be copied by any person (other than the Trust Manager) except in compliance with such terms and conditions (if any) as the Trust Manager and Trustee in their absolute discretion nominate from time to time.

16.4       Details on Register conclusive

           (a) (Reliance on Register) The Trustee shall be entitled to rely on a Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in that Register is inconsistent with any other document, matter or thing.

           (b) (no trusts etc) The Trustee shall not be obliged to enter on a Register notice of any trust, Security Interest or other interest whatsoever in respect of any Notes and the Trustee shall be entitled to recognise a Noteholder as the absolute owner of Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any Notes unless ordered by a court or required by statute.

           (c) (Register not to be signed) The Trustee shall ensure that it does not sign or otherwise execute any entry in a Register.

16.5       Closing of Register

           The Trustee may close a Register for the periods specified in the relevant Series Notice.

16.6       Alteration of details on Register

           On the Trustee being notified of any change of name or address or payment or other details of a Noteholder by the Noteholder, the Trustee shall alter the relevant Register accordingly.

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16.7       Rectification of Register

           If:

           (a)         an entry is omitted from a Register;

           (b) an entry is made in a Register otherwise than in accordance with this deed;

           (c)         an entry wrongly exists in a Register;

           (d)         there is an error or defect in any entry in a Register;
                       or

           (e) default is made or unnecessary delay takes place in entering in a Register that any person has ceased to be the holder of Notes,

           the Trustee may rectify the same.

16.8       Correctness of Register

           Neither the Trust Manager nor the Trustee shall be liable for any mistake in a Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or wilful default.

16.9       Trust Manager must provide information

           The Trust Manager must provide the Trustee and any person appointed in accordance with clause 21.4 with such information as the Trustee may reasonably require to maintain each Register.

16.10      Third party registrar

           The Trustee may cause a Register to be maintained by a third party on its behalf and require that person to discharge the Trustee's obligations under this deed in relation to that Register.

17.        MEETINGS OF NOTEHOLDERS

17.1       Application of this clause

           (a) The application of this clause 17 to a given Trust, and to meetings of Noteholders of a given Trust or a Class of Noteholders of a given Trust, is subject in its entirety to the provisions of any Security Trust Deed and any Series Notice in relation to that Trust and, without limitation, a Security Trust Deed and a Series Notice in relation to a Trust may override, suspend, amend, modify, supplement or delete to any extent all or any of the provisions of this clause 17 in relation to that Trust and to meetings of Noteholders of that Trust or any meeting of a Class of Noteholders of that Trust.

           (b) In relation to a Warehouse Trust for which the only Noteholder is the relevant Warehouse Facility Provider:

                       (i) the Warehouse Facility Provider can agree to short notice under clause 17.3(b);

                       (ii)         clauses 17.3(c), 17.4, 17.6, 17.7, 17.9 and
                                    17.11 will not apply;

                       (iii) the Warehouse Facility Provider constitutes a quorum for the purposes of clause 17.5;


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                       (iv)         an Extraordinary Resolution under this deed
                                    is constituted by a resolution of the
                                    Warehouse Facility Provider.

17.2       Convening of meetings by Trustee and Trust Manager

           (a) The Trustee or the Trust Manager may at any time convene a meeting of the Noteholders of that Trust or Class of Noteholders of a Trust.

           (b) Noteholders of a Trust or a Class of Noteholders holding in aggregate not less than 20% of the Invested Amounts of all Notes issued by that Trust or in that Class, may at any time convene a meeting of the Noteholders of that Trust or Class, as the case may be.

17.3       Notice of meetings

           (a) (Period of notice) Subject to clause 17.3(b) at least 7 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) of a meeting of all Noteholders or any Class of Noteholders of a Trust shall be given to the relevant Noteholders of the Trust.

           (b) (Short notice) Notwithstanding clause 17.3(a), if it is so agreed by a majority in number of the Noteholders of a Trust or the Class (as the case may be) having the right to attend and vote at the meeting, being a majority that together hold at least 95% of the then outstanding Notes in relation to the Trust or the Class, a resolution may be proposed and passed at a meeting of which less than 7 days' notice has been given.

           (c) (Failure to give notice) The accidental omission to give notice to or the non-receipt of notice by any Noteholder shall not invalidate the proceedings at any meeting.

           (d) (Copies) A copy of a notice convening a meeting shall be given by the Trustee or the Trust Manager convening the meeting to the other, and also to the relevant Beneficiary and the Designated Rating Agencies. Failure to give such a notice in accordance with this clause shall invalidate the meeting unless the party who has not received the notice waives the invalidation.

           (e) (Method of giving notice) Notice of a meeting shall be given in the manner provided in this deed.

           (f) (Contents of a notice) Notice of a meeting of Noteholders shall specify:

                       (i) (time etc) the day, time and place of the proposed meeting;

                       (ii) (agenda) the agenda of the business to be transacted at the meeting;

                       (iii) (proposed resolution) the terms of any proposed resolution;

                       (iv) (closing of Register) that the persons appointed to maintain the relevant Register for the purpose of determining those entitled to attend may not register any Note Transfer in the period of 2 Business Days prior to the meeting;

                       (v) (appointment of proxies) that appointments of proxies must be lodged no later than 24 hours prior to the time fixed for the meeting; and


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                                                                         Page 67


                       (vi) (additional information) such additional information as the person giving the notice thinks fit.

17.4       Chairman

           The Trustee may nominate a person to be chairman of a meeting which has been convened by the Trustee or the Trust Manager. The chairman need not be a Noteholder of the Trust and may be a representative of the Trustee. If such a person is not present or is present but unwilling to act, then the Noteholders present may choose a Noteholder to be the chairman.

17.5       Quorum

           At any meeting any two or more persons present in person being Noteholders holding, or Representatives holding or representing, in the aggregate not less than 75% of the Invested Amounts of all Notes issued in relation to the Trust or constituting the Class (as the case may be) and then outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

17.6       Adjournment

           (a)         (Quorum not present) If within 15 minutes from the time
                        appointed for any meeting a quorum is not present, the meeting shall stand adjourned (unless the Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person being Noteholders holding, or being Representatives holding or representing, in the aggregate not less than 50% of the Invested Amounts of all Notes issued by the Trust or constituting the Class (as the case may be) and then outstanding (whatever the Notes so held or represented) shall form a quorum and shall have the power to pass any resolution and to decide on all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting.

           (b) (Adjournment of meeting) The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

           (c) (Notice of adjourned meeting) At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as for the original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

17.7       Voting procedure

           (a) (Show of hands) Every resolution submitted to a meeting shall be decided in the first instance by a show of hands and, in case of equality of votes, the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he or she may be entitled as a Noteholder or as a Representative.

           (b) (Declaration) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any

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                                                                         Page 68


                        particular majority is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

           (c) (Poll) If at any meeting a poll is demanded by the chairman, the Trustee or the Trust Manager or by one or more persons being Noteholders holding, or being Representatives holding or representing, in aggregate not less than 2% of the Notes issued by the Trust or constituting the Class (as the case may be) and then outstanding, it shall be taken in such manner and (subject to this clause) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded. The demand for a poll may be withdrawn.

           (d) (No adjournment) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

           (e)         (Votes) Subject to clause 17.7(a), at any meeting:

                       (i) on a show of hands, every person present being a Noteholder holding, or being a Representative holding or representing, then outstanding Notes issued by the Trust shall have one vote; and

                       (ii) on a poll, every person present shall have one vote for each Note issued by the Trust and then outstanding that he or she holds or in respect of which he or she is a Representative as stated in the relevant Register at the date the notices are dispatched to Noteholders for the meeting.

                       Any person entitled to more than one vote need not use all his or her votes or cast all his or her votes to which he or she is entitled in the same way.

17.8       Right to attend and speak

           The Trustee, the Trust Manager and the relevant Beneficiary (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the Noteholders of a Trust or any Class (as the case may be). No person shall otherwise be entitled to attend or vote at any meeting of the Noteholders of a Trust or any Class (as the case may be) unless he or she holds outstanding Notes in relation to the Trust or is a Representative holding or representing such Notes.

17.9       Appointment of proxies

           (a) (Requirements) Each instrument appointing a proxy shall be in writing and, together (if so required by the Trustee) with proof satisfactory to the Trustee of its due execution, shall be deposited at the registered office of the Trustee or at such other place as the Trustee shall designate or approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the instrument or proxy shall be treated as invalid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy proof (if applicable) of due execution shall if required by the Trustee be produced by the proxy at the meeting or adjourned meeting but the Trustee shall not be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such instrument. Any person may act as a proxy whether or not that person is a Noteholder.


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                                                                         Page 69


           (b) (Proxy remains valid) Any vote given in accordance with the terms of an instrument of proxy conforming with clause 17.9(a) shall be valid notwithstanding the previous death or insanity of the principal, revocation or amendment of the proxy or of any of the Noteholder's instructions under which it was executed, so long as no intimation in writing of such death, insanity, revocation or amendment is received by the Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the proxy is used.

17.10      Corporate representatives

           A person authorised under sections 249(3)-(6) of the Corporations Law by a Noteholder being a body corporate to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Noteholder and shall be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

17.11      Rights of Representatives

           A Representative of a Noteholder shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for the Noteholder. The Trustee, the Trust Manager and any officer of the Trustee and the Trust Manager may be appointed a Representative.

17.12      Powers of a meeting of Noteholders

           (a) (Powers) A meeting of the Noteholders of a Trust shall, without prejudice to any rights or powers conferred on other persons by the Transaction Documents, only have power exercisable by Extraordinary Resolution:

                       (i) to sanction any action that the Trustee, the Trust Manager or the relevant Servicer proposes to take to enforce the provisions of any Transaction Document relating to the Trust;

                       (ii) to sanction any proposal by the Trust Manager, the Trustee or the relevant Servicer for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Noteholders against the Trustee, the Trust Manager, the relevant Approved Seller or the relevant Servicer whether such rights arise under any Transaction Document or otherwise;

                       (iii) to sanction the exchange or substitution of Notes for or the conversion of Notes into, other obligations or securities of the Trustee or any other body corporate formed or to be formed;

                       (iv) under clause 36.2, to consent to any alteration, addition or modification of any Transaction Document which shall be proposed by the Trustee or the Trust Manager;

                       (v) to discharge or exonerate the Trustee, the Trust Manager, the relevant Approved Seller or the relevant Servicer from any liability in respect of any act or omission for which it may become responsible under any Transaction Document relating to the Trust;


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                                                                         Page 70


                       (vi) to authorise the Trustee, the Trust Manager, the relevant Servicer or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

                       (vii) to exercise any other power expressly granted under a Series Notice.

           (b) (No power) A meeting of the Noteholders of a Trust shall not have power to, nor shall any resolution submitted to the meeting propose or have the effect of:

                       (i) removing the relevant Servicer or the Trust Manager from office;

                       (ii)         interfering with the management of the
                                    Trust;

                       (iii) winding up or terminating the Trust (except as contemplated by clause 17.12(a)(vii));

                       (iv) altering the Authorised Investments of the Trust;

                       (v) amending any Transaction Document (except as contemplated by clause 17.12(a)); or

                       (vi) altering the Coupon Payment Dates, Principal Payment Dates, Coupons, Principal Entitlements or the other terms of the Series Notice in relation to any Notes (subject to clause 17.12(a)(iii)).

17.13      Extraordinary Resolution binding on Noteholders

           An Extraordinary Resolution passed at a meeting of the Noteholders of a Trust or of any Class duly convened and held in accordance with this deed shall be binding on all the Noteholders of the Trust or of the Class whether or not present at such meeting. Each of the Noteholders of the Trust or of the Class (as the case may be), the Trustee and the Trust Manager shall be bound to give effect to that resolution accordingly.

17.14      Minutes and records

           Minutes of all resolutions and proceedings at every meeting of the Noteholders of a Trust or any Class (as the case may be) shall be made and duly entered in the books to be from time to time provided for that purpose by the Trustee and any such minutes purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Noteholders of the Trust or of the Class (as the case may be) shall be conclusive evidence of those matters and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at such meeting to have been duly passed and transacted.

17.15      Written resolutions

           Notwithstanding the preceding provisions of this clause 17, a resolution of the Noteholders of a Trust or any Class (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

           (a) in the case of a resolution (including an Extraordinary Resolution) of the Noteholders of a Trust or any Class, been signed by all Noteholders of the Trust or the Class (as the case may be); and

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                                                                         Page 71


           (b) any such instrument shall be effective on presentation to the Trustee for entry in the records referred to in clause 17.14.

17.16      Further procedures for meetings

           Subject to all other provisions contained in this deed, the Trustee may without the consent of the Noteholders of a Trust or any Class prescribe such further regulations regarding the holding of meetings of the Noteholders of a Trust or any Class of Noteholders and attendance and voting at such meetings as the Trustee may with the agreement of the Trust Manager determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Trustee thinks reasonable:

           (a) (entitlement to vote) so as to satisfy itself that persons who purport to attend or vote at any meeting of the Noteholders of a Trust or any Class of Noteholders are entitled to do so in accordance with this deed; and

           (b) (forms of Representative) as to the form of appointment of a Representative,

           but the Trustee may not decrease the percentage of Noteholders required to pass an Extraordinary Resolution or an ordinary resolution.

PART E - TRUST MANAGER

18.        THE TRUST MANAGER

18.1       Appointment of Trust Manager

           (a) The Trust Manager is appointed, and agrees to act, as the manager of the Trusts on and subject to the terms of this deed and any relevant Series Notice.

           (b) Except as provided in clause 18.16 and clause 20.3:

                       (i) the Trust Manager will be an independent contractor and not an agent of the Trustee;

                       (ii) the Trust Manager will not represent or hold itself out to any person to be an agent of the Trustee; or

                       (iii) the Trustee will not be responsible for the acts, omissions or defaults of the Trust Manager.

18.2       Complete powers of management

           Subject to the Transaction Documents, the Trust Manager shall carry out and perform the duties and obligations on its part contained in this deed and shall have full and complete powers of management of the Trusts, including without limitation:

           (a) (Assets and liabilities) the administration and servicing of the Assets (which are not serviced by a Servicer), borrowings and other liabilities of the Trusts (including concluding the commercial terms of the Hedge Agreements to be entered into by the Trustee); and

           (b) (day to day operation) the conduct of the day to day operation of the Trusts.

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                                                                         Page 72


18.3       Note issuance

           The Trust Manager has the power, where the Borrowing takes the form of an issue of Notes, to:

           (a) negotiate the terms and conditions of the issue of Notes and any relevant Dealer Agreement;

           (b) accept the terms and conditions of the issue of Notes and any relevant Dealer Agreement with the Lead Manager, managers or dealers for the issue of Notes and bind the Trustee to an issue of Notes on those terms and conditions; and

           (c) direct the Trustee to enter that Dealer Agreement and issue Notes on those terms and conditions.

           However, the Trust Manager's power to act and bind the Trustee in accordance with this clause is conditional on the Trustee being satisfied, in its absolute discretion, with the terms and conditions of the Dealer Agreement and the issue of Notes including the terms and conditions dealing with the personal liability of the Trustee.

18.14      Trust Manager to act in interests of Beneficiary and Noteholders

           The Trust Manager shall, in respect of each Trust, act in the interests of the Beneficiary and the Noteholders in relation to that Trust on, and subject to, the terms and conditions of this deed. In the event of any conflict of interests, the interests of the Noteholders will prevail.

18.15      Trust Manager to assist Trustee

           The Trust Manager shall take such action as is consistent with its powers under this deed to assist the Trustee to perform its obligations under this deed.

18.16      Trust Manager's power to delegate

           The Trust Manager may in carrying out and performing its duties and obligations contained in this deed:

           (a) (delegate to employees) delegate to Westpac, or any of the Trust Manager's or Westpac's officers and employees all acts, matters and things (whether or not requiring or involving the Trust Manager's judgment or discretion);

           (b) (appoint attorneys and agents) appoint any person to be its attorney, agent, delegate or sub-contractor for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Trust Manager) as the Trust Manager thinks fit including, without limitation:

                       (i) power for the attorney, agent, delegate or sub-contractor to sub-delegate any such powers, authorities or discretions;

                       (ii) power to authorise the issue in the name of the Trust Manager of documents bearing facsimile signatures of the Trust Manager or of the attorney, agent, delegate or sub-contractor (either with or without proper manuscript signatures of its officers); and

                       (iii) such provisions for the protection and convenience of those dealing with any such attorney, agent, delegate, sub-contractor or sub-delegate as they may think fit; and


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                                                                         Page 73


           (c) (remove agents and delegates) supersede or suspend any such agent, delegate, sub-contractor or sub-delegate for such cause or reason as the Trust Manager may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper, but despite any delegation or appointment under the above paragraphs of this clause, the Trust Manager shall remain liable for the acts or omissions of Westpac or of any such officer, employee, attorney, delegate, agent, sub-delegate, sub-contractor or sub-agent and shall be solely responsible for the fees and expenses of such officer, employee, attorney, agent, delegate, sub-delegate, sub-contractor or sub-agent.

18.7       Trust Manager's power to appoint advisers

           The Trust Manager may appoint and engage any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trust Manager to properly exercise its powers and perform its obligations under this deed and all proper fees, charges and moneys payable to any such persons and all disbursements, expenses, duties and outgoings properly chargeable to them shall constitute Expenses of the Trust to which they relate.

18.8       Trust Manager's books available to Trustee

           The Trust Manager will, in relation to each Trust:

           (a) (keep proper records) keep proper books and records for the Trust separate from any other books or records;

           (b)         (i)          (produce books) during normal business
                                    hours on reasonable notice make available to the Trustee or the Auditor for inspection all of the books and records of the Trust maintained by the Trust Manager; and

                       (ii) (provide information) give to the Trustee or the Auditor such written or oral information as the Trustee or the Auditor reasonably requires with respect to all matters in possession of the Trust Manager relating to the Trust, subject, in each case, to the provisions of the Privacy Act.

18.9       Trust Manager will account to Trustee for moneys received

           (a) The Trust Manager will pay to the Trustee, within one Business Day of receipt, all moneys coming into its hands belonging to the Trusts or payable to the Trusts.

           (b) The Trust Manager will keep any Assets which it may come to hold from time to time separate from any other property belonging to or entrusted to or held by the Trust Manager.

18.10      Trust Manager to report Pool Data on Reuters

           The Trust Manager may, if so specified in a Series Notice for a Trust, prepare and arrange for the publication by Reuters (or another customary electronic medium) of summary pool performance data for that Trust in a format similar to that used by other mortgage-backed securities or asset-backed securities (as the case may be) in the Australian market.

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                                                                         Page 74


18.11      Trust Manager to prepare notices etc.

           The Trust Manager shall prepare or cause to be prepared all notices and statements which the Trustee is required to serve under any of the provisions of this deed or any other Transaction Document and shall produce such notices and statements (as the case may be) to the Trustee at least one Business day (or any other period as the Trustee and the Trust Manager agree) before the day on which the notice or statement is required to be served.

18.12      Prior approval of circulars

           (a)         Where the Trust Manager has prepared any:

                       (i)          Information Memorandum; or

                       (ii) circular, offer letter, notice, report or the like to Noteholders, or prospective Noteholders (a Publication), on behalf of the Trustee,

                       the Trust Manager shall submit the Information Memorandum or Publication to the Trustee for the Trustee's consent (not to be unreasonably withheld) prior to the issue of the document (unless otherwise waived by the Trustee).

           (b) Where the Trustee or the Trust Manager has prepared any Information Memorandum or Publication which names, or purports to be issued by or on behalf of, a Servicer or an Approved Seller, the Trustee or the Trust Manager (as the case may be) shall submit the Information Memorandum or Publication to the Servicer or Approved Seller (as the case may be) for its consent (not to be unreasonably withheld) prior to the issue of the document (unless the Servicer or Approved Seller otherwise agrees).

18.13      Taxes

           The Trust Manager directs the Trustee to make all payments (as and when they fall due) out of a Trust to any duly empowered Government Agency for Taxes levied on any Trust or on the Trustee in its capacity as trustee of any Trust.

18.14      Acquisition or disposal of Assets

           Subject to this deed, the Trust Manager shall ensure that all steps which it thinks are desirable are taken in connection with the investigation or negotiation for the acquisition or disposal of Assets.

18.15      Monitor Support Facilities

           The Trust Manager shall monitor all Support Facilities in respect of a Trust and shall properly perform the functions which are necessary for it to perform under those Support Facilities.

18.16      Make calculations, co-ordinate and provide reports

           The Trust Manager shall:

           (a)         calculate all payments due on any relevant Payment Date;

           (b) co-ordinate the issue of relevant Notes and the raising of funds from those issues, or from any Support Facility; and

           (c) as and when required by any Series Notice or other Transaction Document prepare and distribute for each Trust the Trust Manager's Report,


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                                                                         Page 75


           and where relevant (and when the Trust Manager is actually aware that the directions need to be given, including any directions expressly required of it under the Transaction Documents) provide all directions to the Trustee as may be required for the Trustee to comply with its obligations under the Transaction Documents.

18.17      Trust Manager cannot bind Trustee unless authorised

           The Trust Manager acknowledges that in exercising its powers, authorities and discretions vested in it and carrying out and performing its duties and obligations in relation to any Trust or any Asset, whether under any Transaction Document or any other deed, agreement or other arrangement, neither it nor its delegate has any power to bind the Trustee, otherwise than as expressly provided in any Transaction Document or such other deed, agreement or other arrangement.

18.18      Trust Manager must perform obligations under other Transaction
           Documents

           The Trust Manager shall properly perform the functions which are necessary for it to perform under the other Transaction Documents to which it is a party.

18.19      Trust Manager to provide personnel and systems

           The Trust Manager shall at its own expense, procure sufficient trained and experienced personnel, equipment and systems to enable it to carry out its obligations under this deed and shall at all times maintain complete and accurate records, books of account and an adequate system of audit and internal controls so as to perform its obligations under this deed.

18.20      Additional covenants by Trust Manager

           The Trust Manager shall:

           (a) (act honestly) act honestly and in good faith and comply with all laws in the performance of its duties and in the exercise of its discretions under this deed;

           (b) (prudently) manage the Trust exercising the degree of diligence and care reasonably expected of an appropriately qualified manager, having regard to the interests of the Beneficiaries, the Noteholders and the other Creditors;

           (c) (conduct its business properly) use reasonable endeavours to carry on and conduct its business in so far as it relates to this deed in a proper and efficient manner;

           (d) (do all things necessary to perform obligations) do everything and take all such actions which are necessary (including, without limitation, obtaining all such Authorisations as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Trust Manager under this deed;

           (e) (notify defaults) promptly, on an officer of the Trust Manager who has responsibility for the transactions contemplated by the Transaction Documents for a Trust, becoming actually aware, notify the Trustee and the Designated Rating Agency of any Trust Manager's Default, Servicer Transfer Event or any Adverse Effect relating to that Trust and at the same time or as soon as possible afterwards provide details of that default or effect;

           (f) (not merge) not merge or consolidate into another entity unless the surviving entity assumes the obligations of the Trust Manager under the Transaction Documents;

           (g) (Threshold Rate) where so required under a Series Notice, calculate Threshold Rates; and

           (h) (Support Facilities) perform all obligations within its power to ensure that all Support Facilities for each Trust are maintained and available to the Trustee.

19.        TRUST MANAGER'S FEE

           In consideration of the Trust Manager performing its function and duties under this deed, it shall be entitled to be paid from each Trust a fee in the amount and at the times set out in the corresponding Series Notice.

20.        RETIREMENT, REMOVAL AND REPLACEMENT OF TRUST MANAGER

20.1       Retirement on Trust Manager's Default

           The Trust Manager shall retire from the management of the Trusts if and when directed to do so by the Trustee in writing (which direction must be copied to each Servicer and, if any of the Trusts are Rated Trusts, the Designated Rating Agency). A direction may only be given on the occurrence of any or more of the following events (each a Trust Manager's Default).

           (a) (Collections and distributions) The Trust Manager fails to make any payment required from it within the time period specified in a Transaction Document, and that failure is not remedied within 10 Business Days of receipt from the Trustee of notice of that failure.

           (b) (Insolvency Event) An Insolvency Event has occurred and is continuing in relation to the Trust Manager.

           (c)         (Breach by the Trust Manager)

                       (i) The Trust Manager breaches any obligation or duty imposed on the Trust Manager under this deed, any other Transaction Document or any other deed, agreement or arrangement entered into by the Trust Manager under this deed in relation to the Trust;

                       (ii) the Trustee reasonably believes that breach has a Adverse Effect; and

                       (iii) the Trust Manager fails after 30 days' notice from the Trustee (which notice specifies the breach with reasonable particularity and requires rectification) to remedy that breach or paid compensation to the Trustee for its loss from such breach, except, in each case, where the Trust Manager has relied on information provided, or other action taken, by a Servicer or has not received information from the Servicer which the Trust Manager requires to comply with the obligation or duty.

           (d) (Misrepresentation) A representation, warranty or statement by or on behalf of the Trust Manager in a Transaction Document or a document provided under or in connection with a Transaction Document, is not true in a material respect or is misleading when repeated and is not remedied to the Trustee's reasonable satisfaction within 90 days after notice from the Trustee where (as determined by the Trustee) it has an Adverse Effect.

           The costs of removal of a Trust Manager in default shall be borne by the Trust Manager. The Trust Manager indemnifies the Trustee and the Trust for those costs.
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                                                                         Page 77


20.2       Trustee may remove recalcitrant Trust Manager

           In default of the Trust Manager retiring in accordance with clause
           20.1 within 30 days of being directed by the Trustee in writing so to do, the Trustee must by deed poll executed by the Trustee remove the Trust Manager from the management of the Trusts except that:

           (a) until a replacement Trust Manager is appointed under clause 20.3, the Trust Manager must continue as Trust Manager; and

           (b) if a replacement Trust Manager is not appointed under clause 20.3 within 120 days of the Trustee electing to appoint a new Trust Manager, the Trustee will be the new Trust Manager.

20.3       Trustee appoints replacement Trust Manager

           On the retirement or removal of the Trust Manager, the Trustee shall be entitled to appoint some other corporation to be the Trust Manager of the Trusts provided that appointment will not materially prejudice the interests of Noteholders. Until that appointment is complete the Trustee may and, if required under clause 20.2(b) shall, subject to this deed and to any approval required by law, act as Trust Manager and will be entitled to the Trust Manager's Fee for the period it acts as Trust Manager. A new Trust Manager shall not be appointed in relation to a Rated Trust without prior notice being given by the Trustee to the Designated Rating Agency.

20.4       Voluntary Retirement

           The Trust Manager may, subject to clause 20.5, resign on giving to the Trustee (with a copy to the Designated Rating Agency) not less than 3 months' notice in writing (or such other period as the Trust Manager and the Trustee may agree) of its intention to do so.

20.5       No resignation by Trust Manager unless successor appointed

           The Trust Manager must not, subject to clause 20.6, resign under clause 20.4 unless:

           (a)         either:

                       (i) it procures that, before the date on which that termination becomes effective, another person assumes all of the obligations of the Trust Manager under this deed and the relevant Series Notices as its successor, and executes such documents as the Trustee requires to become bound by this deed and the relevant Series Notices, with effect from that date, as if it had originally been a party to this deed and the relevant Series Notice as the Trust Manager; or

                       (ii the Trustee elects not to appoint a successor Trust Manager, and to perform itself the obligations and functions which this deed and the relevant Series Notices contemplate being performed by the Trust Manager;

           (b) the appointment of the successor Trust Manager, or (as the case may be) the election of the Trustee, will not materially prejudice the interests of Noteholders; and

           (c) in the case of the appointment of a successor Trust Manager pursuant to paragraph (a), the appointment is approved by the Trustee.

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                                                                         Page 78



20.6       Trustee to act as Trust Manager if no successor appointed

           If at the end of the period of notice specified in a notice given under clause 20.4, no successor Trust Manager has been appointed, as contemplated by clause 20.5(a)(i):

           (a) the Trustee must itself perform the obligations and functions which this deed contemplates being performed by the Trust Manager, until a successor Trust Manager is appointed in accordance with this deed; and

           (b) the resignation of the Trust Manager will become effective.

20.7       Release of outgoing Trust Manager

           On retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Trust Manager under this deed at that date, the outgoing Trust Manager shall be released from all further obligations under this deed but no release under this clause 20.7 shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trust Manager or its officers, employees, agents or delegates.

20.8       New Trust Manager to execute deed

           (a) A new Trust Manager shall execute a deed in such form as the Trustee may require under which the new Trust Manager undertakes to the Trustee, the Beneficiaries and the Noteholders jointly and severally to be bound by all the covenants on the part of the Trust Manager under the Transaction Documents from the date of execution of the new deed on the same terms contained in the Transaction Documents.

           (b) On and from the date of execution of the new deed, the new Trust Manager shall and may afterwards exercise all the powers, enjoy all the rights and shall be subject to all the duties and obligations of the Trust Manager under the Transaction Documents as fully as though the new Trust Manager had been originally named as a party to the Transaction Documents.

20.9       Settlement and discharge

           The Trustee shall settle with the outgoing Trust Manager the amount of any sums payable by the outgoing Trust Manager to the Trustee or by the Trustee to the outgoing Trust Manager and shall give to or accept from the outgoing Trust Manager a discharge in respect of those sums which shall be conclusive and binding as between the Trustee, the outgoing Trust Manager, the new Trust Manager, the Beneficiaries and the Noteholders.

20.10      Delivery of books, documents, etc

           (a) On the retirement or removal of the Trust Manager in accordance with the provisions of this clause 20 the outgoing Trust Manager shall immediately deliver to the new Trust Manager appointed in respect of any Trust (or the Trustee if it is acting as Trust Manager) the Data Base and all other books, documents, records and property relating to the Trusts and any other information relating to a Trust or the outgoing Trust Manager as the Trustee or new Trust Manager may reasonably request. The reasonable costs and expenses of this incurred by the new Trust Manager (but not the outgoing Trust Manager) are to be paid out of the relevant Trust.

           (b) The outgoing Trust Manager shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Trustee and the new Trust Manager shall produce the originals of such books, documents and records in

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                                                                         Page 79


                       its possession on the giving of reasonable written notice by the outgoing Trust Manager.

20.11      Notice to Noteholders of new Trust Manager

           As soon as practicable after the appointment of a new Trust Manager under this clause 20, the new Trust Manager shall notify the Noteholders of its appointment.

20.12      Waiver of Trust Manager's Defaults

           Subject to first giving notice to the Designated Rating Agency, the Trustee may waive any Trust Manager's Default or any other by the Trust Manager under a Transaction Document. On any such waiver, the default shall cease to exist, and that Trust Manager's Default shall be deemed to have been remedied for every purpose of this deed. No such waiver shall extend to any subsequent or other default or impair any right consequent on a Trust Manager's Default except to the extent expressly waived.

PART F - TRUSTEE

21.        TRUSTEE'S POWERS

21.1       General power

           Subject to this deed, the Trustee shall have all the rights, powers and discretions over and in respect of the Assets of the Trusts which it could exercise if it were the absolute and beneficial owner of such Assets.

21.2       Specific powers

           Without in any way affecting the generality of the above or the other provisions of this deed, but subject to the Trustee's obligations under this deed, the Trustee shall have the following powers (which shall be construed as separate and independent powers of the Trustee):

           (a) (enter into Receivable Securities) to enter into, provide, purchase and acquire:

                       (i) Loans on the security of Mortgages and Related Securities; and

                       (ii) other Receivables (where relevant, on the security of Receivable Securities and Related Securities);

           (b) (deal in other Authorised Investments) to make, purchase, acquire or dispose of any other Authorised Investment for cash or on terms;

           (c) (fees and Expenses) to pay all fees payable under this deed and all Expenses which were properly incurred in respect of a Trust;

           (d) (advisers) to engage, and to incur reasonable expenses in relation to, any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trustee to be fully and properly advised and informed in order that it may properly exercise its powers and perform its obligations under this deed;

           (e) (execute proxies, etc) to execute all such proxies and other instruments as may be necessary or desirable to enable the Trustee, or any officer, delegate or agent of the Trustee to exercise any power, discretion or right of the Trustee as the Trustee shall in its absolute discretion see fit;


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                                                                         Page 80


           (f) (dealings over mortgaged Land) to consent to any mortgage, lease and/or sub-lease of or dealing with the property (including Land) over which a Receivable Security is held provided that, in the case of any such mortgage, the Receivable Security held by the relevant Trust is not prejudiced by or ranks or will rank in priority to any dealing for which consent is sought;

           (g) (discharge Receivables) subject to this deed and the other relevant Transaction Documents, to grant any form of discharge or release or partial discharge or release of any Receivable, Receivable Security or Related Security where to do so is in the opinion of the Trustee not prejudicial to the relevant Trust (and, without limitation, will not have the effect of removing a Receivable from the coverage of any Support Facility prior to the receipt of all moneys owing or which may become owing under the Receivable) and to execute all deeds or other documents as shall be necessary or incidental to such a discharge or release and to deal with certificates of title or other indicia of title as the Trustee sees fit;

           (h) (powers of Mortgagee) subject to this deed and the other relevant Transaction Documents, to exercise any power of sale arising on default under any Receivable, Receivable Security or Related Securities or any other right or remedy accruing in respect of any Trust in relation to any Asset, Support Facility or other Transaction Document and to exercise all customary powers, authorities and discretions following on the exercise of that power, right or remedy where the Trustee considers it is in the interests of the relevant Trust;

           (i) (proceedings) to institute, prosecute, defend, settle and compromise legal or administrative proceedings of any nature and generally to enforce and pursue its rights under and in respect of Assets;

           (j) (waivers) wherever it thinks it expedient or desirable in the interests of any Trust, to give any waiver, time or indulgence to any person on such terms as it may in its discretion determine;

           (k) (Austraclear) register Austraclear as the holder of Notes, and to lodge Note Acknowledgements and Marked Note Transfers with Austraclear, to facilitate transactions through the Austraclear System;

           (l) (Notes) subject to this deed and the other relevant Transaction Documents, to borrow and raise moneys by the issue of Notes as provided in this deed;

           (m) (other borrowings) to borrow, raise moneys or procure financial accommodation where the Trustee considers the same to be in the interests of the relevant Trust on such terms and conditions as the Trust Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

           (n) (Transaction Documents) to enter into and perform its obligations under any Transaction Document containing such terms and conditions as the Trust Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

           (o) (insurance) insure any Asset for amounts, on conditions and for types of insurance determined to be necessary by the Trust Manager;

           (p) (attend meetings) attend and vote at meetings in accordance with the written directions of the Trust Manager;


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                                                                         Page 81


           (q) (indemnity) give an indemnity out of a Trust in any terms whatsoever to such persons and against such expenses and damages as the Trust Manager reasonably considers necessary or desirable and that are acceptable to the Trustee;

           (r) (undertakings in Transaction Documents) without limiting the above provisions of this clause 21.2, give any representation, warranty, indemnity or other undertaking required in respect of a Support Facility, or other Transaction Documents, the sale or issue of Notes or other trans- action in any way relating to a Trust as the Trust Manager thinks fit and that are acceptable to the Trustee (acting reasonably, subject to the following) even if the subject matter of such representation, warranty, indemnity or other undertaking may refer to the Trustee in its personal capacity or otherwise to the Trustee's personal affairs provided that any such representation, warranty, indemnity or undertaking referring to the Trustee in its personal capacity or to its personal affairs must be acceptable to the Trustee in its absolute discretion;

           (s) (custody) appoint the Servicer in respect of a Trust to undertake custodial duties in accordance with the relevant Servicing Agreement;

           (t) (transfer Assets) transfer any of the Assets of a Trust to another Trust in accordance with the relevant Transaction Documents;

           (u) (payment direction) where a person owes an amount to the Trustee as trustee of any Trust, direct that debtor to make that payment to another person on behalf of the Trustee; and

           (v) (incidental powers) with the written agreement of the Trust Manager (that agreement not to be unreasonably withheld), to do all such things incidental to any of the above powers or necessary or convenient to be done for or in connection with any Trust or the Trustee's functions under this deed.

21.3       Powers to be exercised with others

           The Trustee's rights, powers and discretions under this deed shall be exercised by such persons, or exercised in conjunction with, with the approval of, or at the discretion of such persons, as contemplated by this deed or any other Transaction Document.

21.4       Delegation to Related Bodies Corporate

           In exercising its powers and performing its obligations and duties under this deed, the Trustee may, with the approval of the Trust Manager (not to be unreasonably withheld) and subject always to the covenants on the part of the Trustee contained in this deed, from time to time by instrument in writing appoint one or more corporations each being:

           (a) a corporation which is a Related Corporation of the Trustee; and

           (b) which is a trustee company or trustee corporation for the purposes of any State or Territory legislation governing the operation of trustee companies,

           as its delegate (or, where two or more such corporations are appointed as its delegate, jointly and severally) to undertake, perform or discharge any or all of the duties, powers, discretions or other functions of the Trustee under this deed or otherwise in relation to a Trust.

           The Trustee and/or the corporation (as the case may be) may by the terms of any such appointment insert such provisions for the protection and convenience of those dealing with any such corporation as the Trustee and/or the corporation thinks fit but the Trustee shall despite any such appointment remain liable for any act or omission of any such corporation as if any such act or omission were an act or omission of the Trustee.

           The Trustee shall be responsible for payment of the fees and expenses of any corporation appointed under this clause.

21.5       Trustee's power to appoint attorneys and agents

           The Trustee may in carrying out and performing its duties and obligations contained in this deed appoint any person to be its attorney, agent or delegate for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit including, without limitation:

           (a) power for the attorney or agent to delegate or sub-delegate any such powers, authorities or discretions;

           (b) power to authorise the issue in the name of the Trustee documents bearing facsimile signatures of the Trustee or of the attorney or agent (either with or without proper manuscript signatures of their officers); and

           (c) such provisions for the protection and convenience of those dealing with any such attorney, agent, delegate or sub-delegate as they may think fit,

           but excluding the obligation to receive or make payments. Any appointment or delegation by the Trustee shall be made with due care.

21.6       Generally unlimited discretion

           Subject to the Trustee duly observing its duties, covenants and obligations under this deed and any other Transaction Document, the Trustee has absolute discretion as to the exercise or non-exercise of the trusts, powers, authorities and discretions vested in it by this deed.

22.        TRUSTEE'S COVENANTS

22.1       General

           The provisions contained in this clause 22 shall be for the benefit of the Trust Manager, each Servicer, the Beneficiaries, the Noteholders and other Creditors jointly and severally.

22.2       To act continuously as Trustee

           The Trustee shall act continuously as trustee of each Trust until the Trust is terminated as provided by this deed or the Trustee has retired or been removed from office in the manner provided under this deed.

22.3       To act honestly, diligently and prudently

           The Trustee shall:

           (a) (act honestly) act honestly and in good faith in the performance of its duties and in the exercise of its discretions under this deed;

           (b) (prudently) subject to this deed, exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under this deed, having regard to the interests of the Beneficiaries, the Noteholders and other Creditors;

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                                                                         Page 83


           (c) (conduct its business properly) use its best endeavours to carry on and conduct its business in so far as it relates to this deed in a proper and efficient manner;

           (d) (records) keep, or ensure that the Trust Manager keeps, accounting records which correctly record and explain all amounts paid and received by the Trustee;

           (e) (separate Trusts and Assets) keep the Trusts separate from each other Trust which is constituted under this deed and account for Assets and liabilities of the Trust separately from those of other Trusts; and

           (f) (do all things necessary to perform obligations) do everything and take all such actions which are necessary (including obtaining all appropriate Authorisations) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Trustee under this deed.

22.4       No dispositions of Assets except in accordance with Trust Deed

           Except as provided in this deed, the Trustee shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

22.5       Indemnity re acts of Trustee's delegates

           The Trustee covenants that its officers, employees, agents, attorneys, delegates and sub-delegates shall duly observe and perform the covenants and obligations of this deed in the same manner as is required of the Trustee, and agrees to indemnify the Trust Manager for its own benefit or for the benefit of the Trusts (as the occasion may require) against any loss or damage that the Trusts, the Trust Manager, the Servicers, the Beneficiaries, the Noteholders or other Creditors incur or sustain in connection with, or arising out of, any breach or default by such officers, employees, agents, delegates and persons in the observance or performance of any such covenant or obligation, to the extent that the Trustee would have been liable if that breach or default had been the Trustee's own act or omission.

22.6       Forward notices etc to Trust Manager

           The Trustee shall without delay forward to the Trust Manager all notices, reports, circulars and other documents received by it or on its behalf as trustee of a Trust except to the extent they are received from the Trust Manager.

22.7       Trustee will implement Trust Manager's directions

           Subject to this deed and any other Transaction Document to which it is a party, the Trustee will act on all directions given to it by the Trust Manager in accordance with the terms of this deed.

22.8       Custodian

           (a) Subject to any relevant Series Notice, the Servicer for a Trust will act as custodian of the Relevant Documents for that Trust and any other documents of title to or evidencing any Assets of that Trust in accordance with the relevant Servicing Agreement. In the absence of any agreed procedures the Trustee shall hold those documents on and in accordance with procedures which a reputable and prudent person in its position would adopt.

           (b) The Trustee may lodge any Relevant Document or any documents of title to or evidencing any Asset in its vault or, with the prior consent of the relevant Approved Seller, the relevant Servicer and the Trust Manager, in the vault of a subcustodian, on behalf of the Trustee or with Austraclear or another recognised clearing system to the order of the Trustee or subcustodian on behalf of the Trustee.

           (c) Where the Trustee acts as custodian of any Relevant Document or any documents of title to or evidencing any Asset, it shall allow the Trust Manager, any relevant Servicer and any relevant Approved Seller to have access to them during normal business hours on reasonable notice.

22.9       Bank accounts

           The Trustee will open and operate the bank accounts in accordance with clause 27.

22.10      Perform Transaction Documents

           The Trustee shall properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of a Trust.

23.        TRUSTEE'S FEES AND EXPENSES

23.1       Trustee's Fee

           In consideration of the Trustee performing its functions and duties under this deed, the Trustee shall be entitled to deduct from each Trust a fee in the amount and at the times set out in the corresponding Series Notice.

23.2       Reimbursement of expenses

           In addition to the Trustee's remuneration under clause 23.1, the Trustee shall pay, or be reimbursed, from a Trust all Expenses that relate to the Trust. These will be paid or reimbursed in accordance with the corresponding Series Notice.

23.3       Segregation of Trust Expenses

           The Trust Manager directs the Trustee to segregate, and apply, all Expenses to the Trust to which they relate.

24.        REMOVAL, RETIREMENT AND REPLACEMENT OF TRUSTEE

24.1       Retirement for Trustee's Default

           The Trustee shall retire as trustee of the Trusts if and when directed to do so by the Trust Manager in writing (which direction must be copied to each Servicer and, if any of the Trusts are Rated Trusts, the Designated Rating Agency). A direction may only be given on the occurrence of one or more of the following events (each a Trustee's Default):

           (a) (Insolvency Event) an Insolvency Event has occurred and is continuing in relation to the Trustee;

           (b) (rating downgrade) any action is taken by or in relation to the Trustee which causes the rating of any Notes to be downgraded;

           (c) (breach by the Trustee) the Trustee, or any employee, delegate, agent or officer of the Trustee, breaches any obligation or duty imposed on the Trustee under this deed or any other Transaction Document in relation to a Trust (including any gross negligence, wilful default or failure to act honestly and in good faith and to exercise diligence and prudence having regard to the interests of the relevant Mortgagees (as defined in the relevant Security Trust Deed)) where the Trust Manager reasonably believes it may have an Adverse Effect and the Trustee fails or neglects after 30 days' notice from the Trust Manager to remedy that breach;

           (d) (merger or consolidation) the Trustee merges or consolidates with another entity without obtaining the consent of the Trust Manager (which consent will not be unreasonably withheld in the case of a bona fide corporate reorganisation of the Trustee where no Insolvency Event has occurred) and ensuring that the resulting merged or consolidated entity assumes the Trustee's obligations under the Transaction Documents; or

           (e) (change in control) there is a change in effective control of the Trustee from that subsisting as at the date of this deed unless approved by the Trust Manager.

24.2       Trust Manager may remove recalcitrant Trustee

           (a) In default of the Trustee retiring in accordance with clause 24.1 within 30 days of being directed by the Trust Manager in writing to do so the Trust Manager shall have the right to and shall by deed poll executed by the Trust Manager remove the Trustee from its office as trustee of the Trusts.

           (b) Where the Trustee is removed because of its default, it shall (as trustee of the relevant Trust) bear the costs of its removal. The Trustee indemnifies the Trust Manager and the Trust for those costs.

24.3       Trust Manager appoints replacement

           On the retirement or removal of the Trustee under clause 24.1 or 24.2 the Trust Manager, subject to giving prior notice to the Designated Rating Agency in relation to a Rated Trust, shall be entitled to appoint in writing some other statutory trustee to be the Trustee under this deed provided that appointment will not in the reasonable opinion of the Trust Manager materially prejudice the interests of Noteholders. Until the appointment is completed the Trust Manager shall act as Trustee and will be entitled to the Trustee's Fee for the period it so acts as Trustee.

24.4       Voluntary Retirement

           The Trustee may, subject to clause 24.5, resign on giving to the Trust Manager (with a copy to the Designated Rating Agency) not less than 3 months' notice in writing (or such other period as the Trust Manager and the Trustee may agree) of its intention to do so.

24.5       No resignation by Trustee unless successor appointed

           The Trustee must not, subject to clause 24(e), resign under clause
           24.4 unless:

           (a)         either:

                       (i) it procures that, before the date on which that termination becomes effective, another person assumes all of the obligations of the Trustee under this deed and the relevant Series Notices as its successor, and executes such documents as the Trust Manager requires to become bound by this deed and the relevant Series Notices, with effect from that date, as if it had originally been a party to this deed and the relevant Series Notice as the Trustee; or

                       (ii) the Trust Manager elects to perform itself the obligations and functions which this deed and the relevant Series Notices contemplate being performed by the Trustee;

           (b) the appointment of the successor Trustee, or (as the case may be) the election of the Trust Manager, will not materially prejudice the interests of Noteholders; and

           (c) in the case of the appointment of a successor Trustee pursuant to paragraph (a), the appointment is approved by the Trust Manager.

24.6       Trust Manager to act as Trustee if no successor appointed

           If at the end of the period of notice specified in a notice given under clause 24.4, no successor Trustee has been appointed, as contemplated by clause 24.5(a)(i):

           (a) the Trust Manager must itself perform the obligations and functions which this deed contemplates being performed by the Trustee, until a successor Trustee is appointed in accordance with this deed; and

           (b)         the resignation of the Trustee will become effective.

24.7       Trusts to be vested in new Trustee

           The Trustee shall, on retirement or removal, vest the Trusts or cause these to be vested, in the new Trustee.

24.8       Release of outgoing Trustee

           On retirement or removal and provided there has been payment to the Trust Manager or the new Trustee (as the case may be) of all sums due to it by the outgoing Trustee at that date, the outgoing Trustee shall be released from all further obligations under the Transaction Documents. No release under this clause shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents or delegates.

24.9       New Trustee to execute deed

           On appointment of the new Trustee of the Trusts the new Trustee shall:

           (a) execute a deed in such form as the Trust Manager may require under which it undertakes to the Trust Manager (for the benefit of the Trust Manager, Westpac, the Servicers, the Beneficiaries and the Noteholders jointly and severally) to be bound by all the obligations of the outgoing Trustee under the Transaction Documents from the date of the deed;

           (b) on and from the date of execution of the new deed, exercise all the powers, enjoy all the rights and be subject to all duties and obligations of the Trustee under the Transaction Documents as if the new Trustee had been originally named as a party to the Transaction Documents; and

           (c)         indemnify the outgoing Trustee for the amount of all
                       Notes issued in the name of the outgoing Trustee and maturing on or after the date of the retirement or removal of the outgoing Trustee and for all other liabilities and expenses incurred by the outgoing
                       Trustee for which it is entitled to be indemnified out
                       of the Trusts and which have not been recouped by it,
                       but the liability of the new Trustee under such
                       indemnity shall be limited to the same extent provided
                       for in clause 33.16 and any payment shall rank in the
                       same priority under clause 30 as the corresponding liability for which the outgoing Trustee claims such indemnification.
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                                                                         Page 87


24.10      Trust Manager and outgoing Trustee to settle amounts payable

(a) The Trust Manager shall be entitled to settle with the outgoing Trustee the amount of any sums payable by the outgoing Trustee to the Trust Manager or the new Trustee or by the Trust Manager to the outgoing Trustee and to give or accept from the outgoing Trustee a discharge and any such agreement or discharge shall (except in the case of any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents and delegates) be conclusive and binding on all persons (including the Trust Manager, the new Trustee, Westpac, the Beneficiary and the Noteholders).

(b) Even though no new Trustee is appointed in its place, the Trust Manager may make such arrangements as it thinks fit for the discharge of the outgoing Trustee from any existing liability and any liability which might arise under this deed and any discharge of the outgoing Trustee in accordance with such arrangements shall (except as stated above) be conclusive and binding on all persons claiming under the Transaction Documents.

24.11      Outgoing Trustee to retain lien

           Notwithstanding the retirement or removal of the outgoing Trustee and the indemnity in favour of the Trustee by the new Trustee as contemplated by clause 24.8(c), the outgoing Trustee will retain a lien over a Trust to meet claims of any Creditors of the Trustee as trustee of the Trust to the extent that the claims of those Creditors are not properly and duly satisfied by the incoming Trustee.

24.12      Delivery of books, documents, etc

(a) On the retirement or removal of the Trustee in accordance with the provisions of this clause 24 the outgoing Trustee shall immediately deliver to the new Trustee appointed in respect of any Trust (or the Trust Manager if it is acting as Trustee) the Data Base and all other books, documents, records and property relating to the Trusts. Any related costs and expenses incurred by the incoming Trustee (but not the outgoing Trustee) are to be paid out of the relevant Trust.

(b) The outgoing Trustee shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Trust Manager and the new Trustee shall produce the originals of such books, documents and records in its possession on the giving of reasonable written notice by the outgoing Trustee.

24.13      Notice to Noteholders of New Trustee

           As soon as practicable after the appointment of a new Trustee under this clause 24, the new Trustee shall notify the Noteholders of its appointment.

PART G - SERVICERS AND LEAD MANAGERS

25.        APPOINTMENT OF SERVICER

           Each Servicer shall be appointed, and shall act, as servicing agent for the Trustee in respect of any Receivables, Receivable Securities and Related Securities on and subject to the terms of the relevant Servicing Agreement.

26.        LEAD MANAGER

26.1       Appointment of Lead Manager

           (a) The Trust Manager may appoint any one or more persons to be Lead Manager in relation to any issue of Notes, with remuneration determined by the Trust Manager.

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                                                                         Page 88


                       An issue of Notes may have more than one Lead Manager. An issue of Notes under a Trust may have a different Lead Manager, or different Lead Managers, from other issues of Notes under that Trust.

           (b) The Trust Manager may terminate the appointment of a Lead Manager at any time.

26.2       Fees

           The Trustee shall be entitled to pay from each Trust for which any person is a Lead Manager fees (if any) to that person in the amount and at the times set out in the corresponding Note Issue Direction.

PART H - ADMINISTRATION OF TRUSTS

27.        BANK ACCOUNTS

27.1       Opening of bank accounts

           (a) (Collection Account) The Trustee must open at least one account with an Approved Bank into which Collections can be paid.

           (b) (Separate bank accounts for each Trust) The Trustee must open and maintain a separate account with an Approved Bank in respect of each Trust.

           (c) (Additional bank accounts) The Trustee may open such additional accounts with an Approved Bank in respect of a Trust as it sees fit or as required by the Transaction Documents. In relation to a Rated Trust, only the accounts specified in the Transaction Documents for that Trust may be opened.

           (d) (Change bank accounts) If an account in respect of a Trust is held with a bank which ceases to be an Approved Bank then the Trustee shall as soon as practicable on becoming aware of that fact (and in any event within 30 days):

                       (i)          close that account: and

                       (ii transfer all funds standing to the credit of that account to another existing account in respect of that Trust with an Approved Bank or, if none, the Trustee shall immediately open an account with an Approved Bank.

27.2       Location of bank accounts

           (a) (Central bank account) Unless otherwise directed in writing by the Trust Manager, the central bank account of each Trust shall for so long as Westpac is an Approved Bank be opened and maintained at a branch in New South Wales of Westpac.

           (b) (Interstate branch bank accounts) The Trustee may, if necessary or desirable for the operation of a Trust, open bank accounts with a branch outside New South Wales of an Approved Bank (which shall unless the Trust Manager otherwise determines be Westpac for so long as it is an Approved Bank) provided that if such accounts are opened it shall enter into arrangements so that as soon as practicable after the receipt of moneys to the credit of such accounts, such moneys are to be transferred to the credit of the central bank accounts of the Trust in New South Wales (subject to a direction to the contrary by the Trust Manager under clause 27.2(a)).

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                                                                         Page 89


27.3       Name of bank accounts

           Each bank account for a Trust shall be opened by the Trustee in its name as trustee of the Trust.

27.4       Purpose of bank accounts

           No bank account shall be used for any purpose other than for the relevant Trust in respect of which the account is maintained and other than in accordance with this deed.

27.5       Authorised signatories

           The only authorised signatories for any bank account are to be officers or employees of the Trustee or a Related Corporation of the Trustee.

27.6       Trust Manager not entitled to have access

           Except as expressly provided in this deed the Trust Manager may not deal with any bank account or the moneys in any bank account in any way.

27.7       Bank statements and account information

           (a) (Copies of bank statements) The Trustee shall promptly on receipt of a statement in respect of each bank account for a Trust provide a copy to the Trust Manager (and any other person from time to time specified by the Trust Manager).

           (b) (Direct access) Subject to the Privacy Act, the Trustee authorises the Trust Manager (and any other person from time to time specified by the Trust Manager) to obtain direct from an Approved Bank, statements and information in relation to each bank account of a Trust.

27.8       Deposits

           Subject to this deed, the Servicing Agreement and any relevant Series Notice and except in respect of business transacted through the Austraclear System, the Trustee shall pay (or cause the relevant Servicer to pay) into a bank account of a Trust within one Business Day of receipt the following moneys and proceeds:

           (a)         (subscription moneys) all subscription moneys raised in
                        respect of Notes issued by the Trustee as trustee of the Trust;

           (b)         (proceeds) all proceeds of the Authorised Investments
                        and Support Facilities in respect of the Trust; and

           (c) (other moneys) all other moneys received by the Trustee in respect of the Trust.

27.9       Withdrawals

           Subject to this deed, the Trustee shall withdraw funds from a bank account of a Trust and apply the same when necessary for the following outgoings:

           (a)         (Authorised Investments) purchasing Authorised
                        Investments and making payments required in connection with Authorised Investments;

           (b) (payments to Creditors etc) making payments to the Creditors or the Beneficiary in relation to the Trust; and


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                                                                         Page 90


           (c) (other payments) making payments to Austraclear or any other person of Expenses or other amounts entitled to be paid to or retained for their respective benefit under this deed or any other Transaction Document.

27.10      All transactions through central accounts

           (a) (Receipts and outgoings) Unless otherwise directed by the Trust Manager, all moneys and proceeds in relation to a Trust referred to in clause 27.8 shall, subject to Clause 27.10(b), be credited to the central bank account of the Trust (whether credited direct to the central account or transferred from an interstate bank account of the Trust) and all outgoings of a Trust referred to in clause 27.9 shall, subject to clause 27.10(b), be paid from the central bank account of the Trust (either by direct payment or by transfer to an interstate bank account of the Trust).

           (b)         (Bank charges, etc) Any amounts referred to in paragraph
                       (i) of the definition of Expenses in clause 1.1 to the extent they relate to an interstate bank account of a Trust may be deducted or withdrawn direct from the interstate bank account.

28.        AUDITOR

28.1       Auditor must be registered

           The Auditor of each Trust shall be a firm of chartered accountants some of whose members are Registered Company Auditors.

28.2       Appointment of Auditor

           The Auditor of each Trust shall be a person nominated by the Trust Manager and shall be appointed by the Trustee within three months of the creation of that Trust under this deed on such terms and conditions as the Trustee and the Trust Manager agree.
           The Auditor holds office subject to this clause.

28.3       Removal and retirement of Auditor

           (a) (Removal by Trustee) Subject to paragraph (b) the Trustee may, on giving one month's notice to the Auditor and the Designated Rating Agency, remove the Auditor as Auditor of a Trust on reasonable grounds (to be notified to the Trust Manager before notice of removal is given to the Auditors).

           (b) (Removal at request of Trust Manager or Noteholders) The Trustee may, on the recommendation of the Trust Manager and shall, if so requested by an Extraordinary Resolution of Noteholders of a Trust, remove the Auditor as Auditor of a Trust.

           (c) (Retirement) An Auditor may retire at any time on giving six months' written notice (or such shorter period approved by the Trust Manager and the Trustee) to the Trustee of its intention to retire as Auditor of a Trust.

28.4       Appointment of replacement Auditor

           The Trustee shall fill any vacancy in the office of Auditor by appointing:

           (a) where the Auditor was removed by Extraordinary Resolution of Noteholders, and a person was nominated to be appointed as Auditor in that resolution, that person; or

           (b) in any other case, a person qualified to be appointed Auditor under this clause.

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                                                                         Page 91



28.5       Auditor may have other offices

           An Auditor may also be the auditor of the Trustee, the Trust Manager, a Servicer, a Lead Manager or any of their Related Bodies Corporate or of any other trust (whether of a similar nature to the Trusts or otherwise) but a member of the firm appointed as an Auditor may not be an officer or employee, or the partner of an officer or an employee, of the Trustee, the Trust Manager, a Servicer, the Lead Manager (if any) or any of their Related Bodies.

28.6       Access to working papers

           Each Auditor shall be appointed on the basis that it will make its working papers and reports available for inspection by the Trustee and the Trust Manager.

28.7       Auditor's remuneration and costs

           The Trustee may pay out of a Trust, or reimburse itself from a Trust, the reasonable remuneration of the Auditor of the Trust as agreed between the Trust Manager and the Auditor and notified to the Trustee and any reasonable expenses of the Auditor of the Trust sustained in the course of the performance of the duties of the Auditor.

28.8       Access to information

           The Auditor of a Trust shall be entitled to require from the Trust Manager and the Trustee, and they shall furnish to the Auditor, such information, accounts and explanations as may be necessary for the performance by the Auditor of its duties under this deed.

29.        ACCOUNTS AND AUDIT

29.1       Keeping Accounts

           The Trust Manager and the Trustee shall, having regard to their separate functions, keep or cause to be kept accounting records which provide a true and fair view of all sums of money received and expended by or on behalf of each Trust, the matters in respect of which such receipt and expenditure takes place, of all sales and purchases of Authorised Investments and of the assets and liabilities of each Trust. The Trust Manager and the Trustee shall furnish each to the other from time to time any information necessary for this purpose.

29.2       Location and inspection of books

           The accounting records of each Trust shall be kept at the office of the Trustee or the Trust Manager (as the case may be) or at such other place as the Trustee and the Trust Manager may from time to time agree and shall be open to the inspection of the Trust Manager, the Trustee, the Auditor of the Trust and the relevant Beneficiary on reasonable notice and during usual business hours.

29.3       Accounts to be kept in accordance with Approved Accounting Standards

           The accounting records of each Trust shall be maintained in accordance with the Approved Accounting Standards and in a manner which will enable true and fair Accounts of the Trust to be prepared and audited in accordance with this deed.

29.4       Preparation of annual Accounts

           The Trust Manager shall cause the preparation of the Accounts for each Financial Year of each Trust.

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                                                                         Page 92


29.5       Annual audited Accounts

           The Trust Manager shall require the Auditor to audit the Accounts prepared by the Trust Manager in respect of each Trust within 3 months of the end of each financial year of the Trust.

29.6       Inspection and copies of audited Accounts

           A copy of the audited Accounts of a Trust and any Auditor's report shall be available for inspection, but not copying, by the Noteholders in relation to the Trust at the offices of the Trust Manager.

29.7       Tax returns

           The Trust Manager shall, or shall require the Auditor to:

           (a) prepare and lodge all necessary income tax returns and other statutory returns for each Trust; and

           (b) confirm that all the income of each Trust has either been distributed or offset by deductible losses or expenses or that no Trust has any liability to pay income tax.

29.8       Audit

           The Trust Manager must require the Auditor, as part of each annual audit carried out by the Auditor in relation to each Trust, to provide a written report to the Trustee, the Security Trustee and the Designated Rating Agency as to:

           (a) the nature and extent of the audit performed (as specified by the Trust Manager);

           (b) any breaches of the obligations of any of the parties to the Transaction Documents for that Trust identified by the Auditor within the parameters of the audit specified under paragraph (a); and

           (c) any errors in or omissions from any reports or information provided by any party to a Transaction Document for that Trust to another party under that Transaction Document identified by the Auditor within the parameters of the audit specified under paragraph (a), that report to be in the form agreed by the Trustee and the Trust Manager and previously notified to the Designated Rating Agency.

29.9       No Responsibility for Servicer

           Provided that it complies with its obligations under clause 18, the Trust Manager shall have no liability to any person under this clause 29 if it fails to keep records relating to the Assets of a Trust and that failure is caused by the failure of the relevant Servicer to keep any records and provide any reports which it is obliged to keep and provide under the relevant Servicing Agreement.

30.        PAYMENTS

30.1       CASHFLOW ALLOCATION METHODOLOGY

           Collections in relation to a Trust and other amounts credited to the Collection Account for a Trust will be allocated by the Trust Manager on behalf of the Trustee, and paid by the Trustee as directed by the Trust Manager, in accordance with the Series Notice for that Trust.

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                                                                         Page 93



30.2       Payments to Beneficiary

           (a) (Distributable Income absolutely vested) The Beneficiary of a Trust shall as at the end of each Financial Year of that Trust have an absolute vested interest in the Distributable Income of that Trust for that Financial Year.

           (b) (Distributable Income due as at close of Financial Year) The Distributable Income of a Trust for a Financial Year (to the extent not previously distributed) shall, subject to clause 30.3, constitute a debt due as at the end of the Financial Year by the Trustee as trustee of the Trust to the Beneficiary entitled to the Distributable Income under clause 30.2(a) and shall, subject to clause 30.3, be payable under clause 30.2(c).

           (c) (Payment of Distributable Income) Subject to clause 30.3, the Trustee may make interim distribution of the Distributable Income of a Trust to the relevant Beneficiary in accordance with the terms of the Series Notice for that Trust and shall as soon as practicable after the end of a Financial Year transfer an amount representing the Distributable Income of the Trust (to the extent not previously distributed) from the central bank account of the Trust to the bank accounts of the Beneficiary of the Trust.

           (d) (Residual capital) On the termination of a Trust, the surplus capital of the Trust remaining after satisfaction by the Trustee of all its obligations in respect of the Trust shall be paid to the Beneficiary of the Trust.

30.3       Subordination of Beneficiary's Entitlements

           (a) No moneys may be paid out of a Trust during a Financial Year to a Beneficiary under clause 30.2, whilst there is any amount due, but unpaid, which is in accordance with clause 30.1 to be paid in priority to those amounts and before the Trustee is satisfied, after consulting with the Trust Manager, that sufficient allowance has been made for those priority amounts in relation to the Trust, accruing during the Financial Year. To the extent that there is an amount payable under clause 30.1 which is to be paid in priority to the amounts payable to the Beneficiary, the Beneficiary directs the Trustee to meet the amount payable under clause 30.1 as an application of the Beneficiary's entitlement to the Distributable Income of the Trust.

           (b) Notwithstanding paragraph (a), once an amount is paid out of a Trust to a Beneficiary during a Financial Year, that amount may not be recovered from that Beneficiary for any reason or by any person except to the extent that amount was paid in error.

30.4       Insufficient moneys

           If after the application of the provisions of clauses 30.1 and 30.2 there is insufficient money available to the Trustee in respect of a Trust to pay the full amount due to Noteholders in the Trust, the deficiency shall, subject to the Series Notice for the Notes or any Class of the Notes issued in relation to the Trust, be borne by the Noteholders in the manner set out in the relevant Series Notice.

30.5       Income or capital

           The Trust Manager shall determine whether any amount is of an income or capital nature in accordance with clause 30.6 and, subject only to a contrary determination by the Auditor of the relevant Trust in accordance with clause 30.6, the determination by the Trust Manager shall be final and binding.

30.6       Income of Trust

           (a) The income of each Trust for each Financial Year will include:

                       (i) any amount (including without limitation a profit made by the Trustee) which is included in the assessable income of the Trust for the purposes of the Taxation Act (other than Part IIIA);

                       (ii any realised capital gains derived by the Trustee to the extent to which the same are reflected in the net capital gain (if any) calculated under Part IIIA of the Taxation Act which is included in the assessable income of the Trust for the purposes of the Taxation Act, and otherwise will be determined in accordance with Approved Accounting Standards. All periodic income of the Trust will be deemed to accrue from day to day and will be brought to account as arising on a daily basis where that is required for tax purposes (using a daily accruals method of accounting where that is the method required for tax purposes).

           (b) The expenses of each Trust for each Financial Year will include losses or outgoings which are allowable deductions in calculating the net income of the Trust under Section 95(1) of the Taxation Act and otherwise will be determined in accordance with Approved Accounting Standards. All periodic expenses of the Trust will be deemed to accrue from day to day and will be brought to account on a daily basis where that is required for tax purposes (using a daily accruals method of accounting where that is the method required for tax purposes).

           (c) The Trust Manager will determine the Net Accounting Income for each Trust for each Financial Year by applying against the income of the Trust for that Financial Year:

                       (i) so much of the expenses specified in paragraph (b) as are referable to that Financial Year; and

                       (ii) any Net Accounting Loss carried forward from a preceding Financial Year.

                       The balance of the income of the Trust for the Financial Year remaining after those applications will constitute the Net Accounting Income for that Financial Year except where the amount is negative, in which case, it will be the Net Accounting Loss for that Financial Year.

           (d) The Net Accounting Income in respect of a Financial Year for each Trust will constitute the distributable income (Distributable Income) of the Trust for that Financial Year.

31.        INDEMNITY

           The Trust Manager fully indemnifies the Trustee from and against any expense, loss, damage, liability, fines, forfeiture, legal fees and related costs which the Trustee may incur (whether directly or indirectly) as a consequence of:

           (a)         any Trust Manager's Default; and


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                                                                         Page 95


           (b) a failure by the Trust Manager to perform its duties or comply with its obligations under any Transaction Document.

PART I - REPRESENTATIONS, POWERS AND INDEMNITIES

32.        REPRESENTATIONS AND WARRANTIES

32.1       General representations and warranties

           Each party makes the following representations and warranties for the benefit of the others:

           (a) (status) it is a corporation duly incorporated and existing under the laws of its place of incorporation and the Commonwealth of Australia or, in the case of Westpac (in whatever capacity), the Bank of New South Wales Act 1850;

           (b) (power) it has the power to enter into and perform its obligations under each Transaction Document to which it is a party, to carry out the transactions contemplated by this deed and to carry on its business as now conducted or contemplated;

           (c) (corporate authorisations) it has taken all necessary action to authorise the entry into and performance of each Transaction Document to which it is a party and to carry out the transactions contemplated by such Transaction Documents;

           (d) (obligations binding) its obligations under each Transaction Document to which it is a party are legal, valid, binding and enforceable in accordance with their respective terms;

           (e) (transactions permitted) the execution and performance by it of each Transaction Document to which it is a party and each transaction contemplated under those documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any provision of:

                       (i) its memorandum or articles of association or, in the case of Westpac (in whatever capacity), the Bank of New South Wales Act 1850; or

                       (ii) any other document or agreement which is binding on it or its assets,

                       which is material in the context of performing its duties under each Transaction Document to which it is a party; and

           (f) (Authorisations) it holds all Authorisations necessary to carry on its business and to act as required by each Transaction Document to which it is a party and by law to comply with the requirements of any legislation and subordinate legislation (including, without limitation and to the extent relevant, any Consumer Credit Legislation).

32.2       Trustee entitled to assume accuracy of representations and warranties

           Each Noteholder acknowledges that the Trustee is not under any obligation to:

           (a) make any enquiries which a prudent purchaser of such assets would be expected to make;

           (b) conduct any investigation to determine if the representations and warranties given by the Approved Seller in relation to the Receivable, Receivable Securities and Related Securities are incorrect; or

           (c)        to test the truth of those representations and warranties,

           and is entitled to conclusively accept and rely entirely on the Receivables satisfying the Eligibility Criteria and on the accuracy of the representations and warranties made by a Servicer or an Approved Seller, unless the Trustee has actual notice of any event to the contrary.

33.        TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY
           GENERALLY

           Without prejudice to any indemnity allowed by law or elsewhere in this deed given to the Trustee or the Trust Manager, it is expressly declared as follows.

33.1       Reliance on certificates

           The Trustee and the Trust Manager shall not incur any liability in respect of any action taken or thing suffered by it in reliance on any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document (including without limitation, any of the above submitted or provided by the Trust Manager (in the case of the Trustee only), by the Trustee (in the case only of the Trust Manager) or by an Approved Seller or a Servicer) which it has no reason to believe is not genuine, signed by the proper parties and with appropriate authority.

           Without limiting the generality of the above the Trustee may conclusively rely on:

           (a) (statements by the Trust Manager) a statement by the Trust Manager that an investment of the Trust is an Authorised Investment;

           (b) (Note Issue Directions) a Note Issue Direction issued by the Trust Manager; and

           (c) (certificates) a certificate by the Trust Manager under this deed.

           In preparing any notice, certificate, advice or proposal the Trustee and the Trust Manager shall be entitled to assume that each person under any Authorised Investment, Support Facility, Receivable, Receivable Security, Related Securities, other Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to any Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

33.2       Trustee and Trust Manager may assume signed documents to be genuine

           (a)         (Reliance on documents)  Subject to sub-clause (b):

                       (i) (Trustee may assume authenticity) the Trustee shall be entitled to assume the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Trustee (other than a document executed or purporting to be executed by or on behalf of a Servicer, an Approved Seller or the Trust Manager, as to which clause 33.3 shall apply);

                       (ii) (Trustee not liable for loss on forgeries) the Trustee shall not be in any way liable to make good out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed;

                       (iii) (Trust Manager may assume authenticity) the Trust Manager shall be entitled to rely on the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Trust Manager (other than a document executed or purporting to be executed by or on behalf of the Trustee, an Approved Seller or a Servicer, as to which clause 33.4 shall apply); and

                       (iv (Trust Manager not liable for loss on forgeries) the Trust Manager shall not be in any way liable to make good out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed.

           (b) (Limitations on assumptions where actual knowledge) The Trustee or the Trust Manager shall not be entitled to the benefit of paragraph (a) in relation to an application, request or other instrument or document if it was actually aware that the signature was not genuine.

33.3       Trustee's reliance on Trust Manager, Approved Seller or Servicer

           (a) (Trust Manager's Authorised Signatories are sufficient evidence) Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trust Manager, an Approved Seller or a Servicer to the Trustee, the Trustee may accept as sufficient evidence as to the form and content of a document unless it has reason to believe that the relevant document was not signed on behalf of the Trust Manager, the Approved Seller or the Servicer (as the case may be) or by any Authorised Signatory of the Trust Manager, the Approved Seller or the Servicer (as the case may be).

           (b) (Trustee not liable for loss) The Trustee shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trust Manager, an Approved Seller or a Servicer or any officer, employee, agent or delegate of the Trust Manager, the Approved Seller or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Trustee responsible for the administration of the Trust are not actually aware, or should not reasonably have been aware, that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Trustee in any step taken by it.

33.4       Trust Manager's reliance on Trustee, Approved Seller or Servicer

           (a) (Trustee's Authorised Signatories are sufficient evidence) Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trustee, an Approved Seller or a Servicer to the Trust Manager, the Trust Manager may (unless, in the case of such communication from the Servicer, the Trust Manager and the Servicer are the same entity) accept as sufficient evidence as to the form and content of a document unless it has reason to believe that the relevant document was not signed on behalf of the Trustee, the Approved Seller or the Servicer (as the case may be) or by any Authorised Signatory of the Trustee, the Approved Seller or the Servicer (as the case may be).

           (b) (Trust Manager not liable for loss) The Trust Manager shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trustee, an Approved Seller or a Servicer or any officer, employee, agent or delegate of the Trustee, the Approved Seller or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Trust Manager responsible for the administration of the Trust are not actually aware, or should not reasonably have been aware, that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Trust Manager in any step taken by it.

33.5       Compliance with laws

           The Trustee and the Trust Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any relevant present or future law of any place or any ordinance, rule, regulation or by law or of any decree, order or judgment of any competent court or other tribunal, the Trustee and/or the Trust Manager shall be hindered, prevented or forbidden from doing or performing.

33.6       Taxes

           The Trustee and the Trust Manager shall not be liable to account to any person for any payments made in good faith to any duly empowered Government Agency of any Australian Jurisdiction or any other place for Taxes or other charges on any of the Trusts or on any Notes or with respect to any transaction under or arising from this deed or any other Transaction Document notwithstanding that any such payment ought or need not have been made.

33.7       Reliance on experts

           The Trustee and the Trust Manager may act on the opinion or statement or certificate or advice of or information obtained from the Trust Manager (in the case of the Trustee only), the Trustee (in the case of the Trust Manager only), a Servicer, barristers or solicitors (whether instructed by the Trust Manager or the Trustee), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Trustee and the Trust Manager shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information.

33.8       Oversights of others

           Subject to this deed, the Trustee and the Trust Manager shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of the Trust Manager (in the case of the Trustee only), the Trustee (in the case of the Trust Manager only), a Servicer or agent appointed by the Trustee or the Trust Manager or on whom the Trustee or the Trust Manager is entitled to rely under this deed (other than a Related Corporation), attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or adviser to the Trustee or the Trust Manager.

33.9       Powers, authorities and discretions

           Except as otherwise provided in this deed and in the absence of fraud, negligence or wilful default, the Trustee and the Trust Manager shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

33.10      Impossibility or impracticability

           If for any reason whatsoever it becomes impossible or impracticable to carry out any or all of the provisions of this deed or any other Transaction Document the Trustee and the Trust Manager shall not be under any liability and, except to the extent of their own fraud, negligence or wilful default, nor shall either of them incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by either of them or their respective officers, employees, agents or delegates.

33.11      Duties and charges

           The Trustee and the Trust Manager shall not be required to effect any transaction or dealing with any Notes or with all or any part of the Authorised Investments of a Trust on behalf or at the request of any Noteholder or other person unless such Noteholder or other person (as the case may be) shall first have paid in cash or otherwise provided to its satisfaction for all duties, Taxes, governmental charges, brokerage, transfer fees, registration fees and other charges (collectively duties and charges) which have or may become payable in respect of such transaction or dealing but the Trustee and the Trust Manager shall be entitled if it so thinks fit to pay and discharge all or any of such duties and charges on behalf of the Noteholder or other person and to retain the amount so paid of any moneys or property to which such Noteholder or other person may be or become entitled under this deed.

33.12      Legal and other proceedings

           (a) (Indemnity for legal costs) The Trustee and the Trust Manager shall be indemnified out of a Trust for all legal costs and disbursements and all other cost, disbursements, outgoings and expenses incurred by the Trustee and the Trust Manager in connection with:

                       (i) the enforcement or contemplated enforcement of, or preservation of rights under; and

                       (ii)         without limiting the generality of paragraph
                                    (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of,

                       this deed or any other Transaction Document or otherwise under or in respect of the Trust provided that the enforcement, contemplated enforcement or preservation by the Trustee of the rights referred to in paragraph (i) or the court proceedings referred to in paragraph (ii) (other than in each case the defence of any action, suit, proceeding or dispute brought against the Trustee), and the basis of incurring any those costs, disbursements, outgoings and expenses by the Trustee:

                       (iii) has been approved in advance by the Trust Manager or by an Extraordinary Resolution of the Noteholders of the Trust; or

                       (iv) is regarded by the Trustee as necessary to protect the interests of the Noteholders in relation to the Trust following a breach by the Trust Manager of its obligations under this deed and the Trustee reasonably believes that any delay in seeking an approval under paragraph (iii) will be prejudicial to the interests of the Noteholders in relation to the Trust.

           (b) (Defence of proceedings alleging negligence etc.) Each of the Trustee and the Trust Manager shall be entitled to claim in respect of the above indemnity from the relevant Trust for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or wilful default is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to such Trust the amount previously paid by such Trust to it in respect of that indemnity.

33.13      No liability except for negligence etc.

           In the absence of fraud, negligence or wilful default on its part or on the part of any of its officers, employees, agents or delegates, none of the Trustee and the Trust Manager shall be liable personally in the event of failure to pay moneys on the due date for payment to any Noteholder, any Beneficiary, the Trust Manager (in the case of the Trustee), the Trustee (in the case of the Trust Manager) or any other person or for any loss howsoever caused in respect of any of the Trusts or to any Noteholder, any Beneficiary, the Trust Manager (in the case of the Trustee), the Trustee (in the case of the Trust Manager) or other person.

33.14      Further limitations on Trustee's liability

           Subject to clause 33.3, the Trustee shall not be liable:

           (a) (for loss on its discretions) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Trustee, or any of its officers, employees, agents or delegates, constitutes fraud, negligence or wilful default;

           (b) (for loss on Trust Manager's discretions) for any losses, costs liabilities or expenses arising out of the exercise or non-exercise of a discretion by the Trust Manager or the act or omission of the Trust Manager except to the extent that it is caused by the Trustee's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default;

           (c) (for loss on directions) for any losses, costs, damages or expenses caused by its acting on any instruction or direction given to it by:

                       (i) the Trust Manager, a Servicer or an Approved Seller under this deed, any other Transaction Document or any other document;

                       (ii) by any person under a Support Facility, Receivable or Receivable Security; or

                       (iii)        an Obligor,

                       except to the extent that it is caused by the Trustee's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default;

           (d) (for certain defaults) for any Trust Manager's Default, Servicer Transfer Event or Title Perfection Event; or

           (e) (for acts of Servicer) without limiting the Trustee's obligations under the Transaction Documents, for any act, omission or default of a Servicer in relation to its custodial duties or its obligations under the relevant Servicing Agreement.

           Nothing in this clause 33.14 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Trustee to supervise the Trust Manager in the performance of the Trust Manager's functions and duties, and the exercise by the Trust Manager of its discretions.

33.15      Further limitations on Trust Manager's liability

           Subject to clause 33.4, the Trust Manager shall not be liable:

           (a) (for loss on its discretions) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Trust Manager, or any of its officers, employees, agents or delegates, constitutes fraud, negligence or wilful default;

           (b) (for loss on Trustee's discretions) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of a discretion by the Trustee or the act or omission of the Trustee except to the extent that it is caused by the Trust Manager's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default;

           (c) (for loss on Trustee's directions) for any losses, costs, damages or expenses caused by its acting on any instruction or direction given to it by:

                       (i) the Trustee, the Servicer or an Approved Seller under this deed, any other Transaction Document or any other document;

                       (ii) by any person under a Support Facility, Receivable or Receivable Security; or

                       (iii)        an Obligor,

                       except to the extent that it is caused by the Trust Manager's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default;

           (d) (for certain defaults) for any Trustee's Default or Title Perfection Event; or

           (e) (for acts of Servicer) for any act, omission or default of a Servicer in relation to its custodial duties or its obligations under the relevant Servicing Agreement.

           Nothing in this clause 33.15 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Trust Manager to supervise the Trustee in the performance of the Trustee's functions and duties, and the exercise by the Trustee of its discretions.

33.16      Liability of Trustee limited to its right of indemnity

           (a) This deed applies to the Trustee only in its capacity as trustee of each Trust and in no other capacity. A liability arising under or in connection with this deed or a Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the relevant Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed or a Trust.

           (b) The parties (including without limitation, the Beneficiary) other than the Trustee may not sue the Trustee personally or seek the appointment of a liquidator, administrator, receiver or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

           (c) The provisions of this clause 33.16 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under this deed or the relevant Series Notice or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the assets of the Trust, as a result of the Trustee's fraud, negligence or breach of trust.

           (d) It is acknowledged that the Trust Manager is responsible under this deed for performing a variety of obligations relating to each Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of paragraph (c) of this clause 33.16 to the extent to which the act or omission was caused or contributed to by any failure by the Trust Manager or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Trust Manager or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents).

           (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this deed has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of paragraph (c) of this clause 33.16, provided (in the case of any person selected and appointed by the Trustee) that the Trustee has exercised reasonable care in the selection and supervision of such persons.

33.17      Trustee's right of indemnity - general

           (a) (Indemnity from each Trust) Subject to this deed and without prejudice to the right of indemnity given by law to trustees, the Trustee will be indemnified out of each Trust against all losses and liabilities properly incurred by the Trustee in performing any of its duties or exercising any of its powers under this deed in relation to that Trust.

           (b) (Preservation of right of indemnity) Subject to clause 33.17(c), and without limiting the generality of clause 33.17(a), the Trustee's right to be indemnified in accordance with clause 33.17(a) and to effect full recovery out of a Trust, will apply in relation to any liabilities to Creditors of the Trust notwithstanding any failure by the Trustee to exercise a degree of care, diligence and prudence required of the Trustee having regard to the powers, authorities and discretions conferred on the Trustee under this deed or any other act or omission which may not entitle the Trustee to be so indemnified and/or effect such recovery (including, without limitation, fraud, negligence or wilful default).

           (c) (Indemnity in certain circumstances held for Trust creditors) Subject to clause 33.17(d), if the Trustee fails to exercise the degree of care, diligence and prudence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this deed or if any other act or omission occurs which may not entitle the Trustee to be in-demnified in accordance with clause 33.17(a) or to effect full recovery out of a Trust (including, without limitation, fraud, negligence or wilful default):

                       (i) the Trustee may not receive or hold or otherwise have the benefit of the indemnity given in clause 33.17(a) otherwise than on behalf of and on trust for Creditors in relation to that Trust; and

                       (ii) the Trustee may only be indemnified to the extent necessary to allow it to discharge its liability to Creditors in relation to that Trust.

           (d) (Not to limit rights of others) Nothing in clauses 33.17(a) to (c) shall be taken to:

                       (i) impose any restriction on the right of any Noteholder, a Beneficiary, the Trust Manager or any other person to bring an action against the Trustee for loss or damage suffered by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this deed (including, without limitation, fraud, negligence or wilful default); or

                       (ii) confer on the Trustee a right to be indemnified out of a Trust against any loss the Trustee suffers in consequence of an action brought against it by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this deed (including, without limitation, fraud, negligence or wilful default).

           (e)         (Not to limit Trustee's duty) Nothing in this clause
                       33.17 shall limit the Trustee's duties and obligations under this deed or prevent or restrict any determination as to whether there has been, or limit the Trustee's personal liability under this deed for, a breach of trust or fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates.

33.19      Trustee's right of indemnity - Consumer Credit Legislation

           (a) (Indemnity from each Trust) Without prejudice to the right of indemnity given by law to trustees, and without limiting any other provision of this deed, the Trustee will be indemnified out of each Trust, free of any set off or counterclaim, against all Civil Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of that Trust in performing any of its duties or exercising any of its powers under this deed in relation to that Trust.

           (b) (Preservation of right and indemnity) Without limiting the generality of paragraph (a), the Trustee's right to be indemnified in accordance with clause 33.17(a), and to effect full recovery out of a Trust pursuant to such a right, will apply notwithstanding any alleged failure by the Trustee to exercise a degree of care, diligence and prudence required of the Trustee having regard to the powers, authorities and discretions conferred on the Trustee under this deed or any other act or omission which may not entitle the Trustee to be so indemnified and/or effect such recovery (including, without limitation, fraud, negligence or wilful default) and that is not related to the liability.

           (c) (Overriding) This clause 33.18 overrides any other provision of this deed.

           (d) (Nominated credit provider) Unless otherwise specified in the Series Notice, the Trustee nominates each Approved Seller, in relation to each relevant Trust, as the credit provider for the purposes of regulation 75 of the Consumer Credit Legislation with respect to Receivables acquired by the Trust from that Approved Seller. Each Approved Seller agrees to be a credit provider for the purposes of regulation 75 of the Consumer Credit Legislation in relation to those Receivables.

           (e) (Indemnity) Each Approved Seller that is a nominated credit provider under Clause 33.18(d) indemnifies the Trustee in relation to each relevant Trust, free of any set off or counterclaim, against all Civil Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of that Trust in performing any of its duties or exercising any of its powers under this deed in relation to that Trust.

           (f)         The Trustee shall call upon the indemnity under paragraph
                       (e) before it calls upon the indemnity in paragraph (a).

                       In this clause 33.18, Civil Penalty Payment means:

                       (i) the amount of any civil penalty which the Trustee is ordered to pay under Part 6 of the Consumer Credit Legislation;

                       (ii) any other money ordered to be paid by the Trustee, or legal costs or other expenses payable or incurred by the Trustee related to such an order;

                       (iii) any amount which the Trustee agrees to pay to an Obligor or other person in settlement of an application for an order under Part 6 of the Consumer Credit Legislation; and

                       (iv) any legal costs or other costs and expenses payable or incurred by the Trustee in relation to that application.

33.19      Extent of liability of Trust Manager

           The Trust Manager shall not be personally liable to indemnify the Trustee or make any payments to any other person in relation to any Trust except that there shall be no limit on the Trust Manager's liability for any fraud, negligence or wilful default by it in its capacity as the Trust Manager of the relevant Trust.

33.20      Right of indemnity

           The Trust Manager shall be indemnified out of the relevant Trust in respect of any liability, cost or expense properly incurred by it in its capacity as Trust Manager of the relevant Trust or so incurred by any of its delegates, sub-delegates or agents.

33.21      Conflicts

           (a) (No conflict) Nothing in this deed shall prevent the Trustee, any Lead Manager, the Trust Manager or any Related Corporation or Associate of any of them or their directors or other officers (each a Relevant Person) from:

                       (i) subscribing for purchase, holding, dealing in or disposing of any Notes;

                       (ii) entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for any of the Trusts; or

                       (iii) being interested in any such contract or transaction or otherwise at any time contracting or acting in any capacity as representative or agent.

           (b) (Not liable to account) A Relevant Person shall not be in any way liable to account to any Noteholder, any Beneficiary or any other person for any profits or benefits (including but without limitation, any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above;

           (c) (Fiduciary relationship) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of the business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this deed could or might have lawfully entered into if not a party to this deed. A Relevant Person shall not be accountable to Noteholders, the Beneficiaries or any other person for any profits arising from any such contracts, transactions or offices.

33.22      Trustee not obliged to investigate the Trust Manager etc

           The Trustee shall be responsible only for so much of the Authorised Investments, and the income and proceeds emanating from the Authorised Investments as may be actually transferred or paid to it and the Trustee is expressly excused from:

           (a) taking any action or actions to investigate the accounts, management, control or activities of the Trust Manager or any other person; or

           (b) inquiring into or in any manner questioning or bringing any action, suit or proceeding or in any other manner seeking to interfere with the management, control or activities (including the exercise or non-exercise of powers and discretions) of such persons or seeking to remove from office such persons, taking any steps or bringing any action, suit or proceedings or in any other manner seeking to vary, amend delete from or add to this deed or other instrument establishing the Trusts, or wind up any of such persons or vest the Trusts.

33.23      Independent investigation of credit

           (a) (Trustee and Trust Manager may assume independent investigation) The Trustee and the Trust Manager shall be entitled to assume that each Noteholder has, independently and without reliance on the Trustee, the Trust Manager or any other Noteholder, and based on documents and information as each has deemed appropriate, made its own investigations in relation to the Notes, the Trustee, the Trust Manager and the provisions of this deed and any other Transaction Document.

           (b) (Acknowledgement of independent investigation) Each Noteholder agrees that it will, independently and without reliance on the Trustee, the Trust Manager, a Servicer or any other Noteholder and based on documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions as to all matters relating to this deed and any other Transaction Document.

33.24      Information

           Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Trustee under this deed or any other Transaction Document, the Trustee shall not have any duty or responsibility to provide any person (including, without limitation, any Noteholder or Beneficiary but not including the Trust Manager) with any credit or other information concerning the affairs, financial condition or business of any of the Trusts.

33.25      Entering into Transaction Documents

           Notwithstanding any other provision of this deed, the Trustee is not obliged to enter into any Transaction Document for a Trust unless the Trustee, with the agreement of the Trust Manager, has received independent legal advice (if required by the Trustee) in relation to the Transaction Document.

33.26      Reliance by Trustee

           The Trustee is entitled conclusively to rely on and is not required to investigate the accuracy of:

           (a)         the contents of a Sale Notice given to it by an Approved
                       Seller;

           (b)         the contents of any Trust Manager's Report or Servicer's
                       Report;

           (c) any calculations made by an Approved Seller, a Servicer or the Trust Manager under any Transaction Document including, without limitation, the calculation of amounts to be paid to, or charged against, Noteholders, the Beneficiary or the Seller on specified dates;

           (d)         the amount of, or allocation of, Collections;

           (e) the contents of any certificate provided to the Trustee under this deed and any certificate given by the Trust Manager or the Servicer pursuant to a report or otherwise pursuant to subsequent amendments to this deed or any Series Notice, unless actually aware to the contrary, and the Trustee is not liable to any person in any manner whatsoever in respect of all such matters.

33.27      Investigation by Trustee

           The Trust Manager, each Servicer, each Approved Seller, each Noteholder and the Beneficiary of each Trust acknowledges that:

           (a) the Trustee has no duty, and is under no obligation, to investigate whether a Trust Manager's Default, Servicer Transfer Event or Title Perfection Event has occurred in relation to that Trust other than where it has actual notice;

           (b) the Trustee is required to provide the notices referred to in this deed in respect of a determination of Adverse Effect only if it is actually aware of the facts giving rise to the Adverse Effect; and

           (c) in making any such determination, the Trustee will seek and rely on advice given to it by its advisors in a manner contemplated by this deed.

PART J - GENERAL PROVISIONS

34.        NOTICES

34.1       Notices Generally

           Subject to clause 34.2, every notice, certificate, request, direction, demand or other communications required to or by a party to this deed:

           (a)         must be in writing;

           (b)         must be signed by an Authorised Signatory of the sender;

           (c)         will be taken to be duly given or made:

                       (i) (in the case of delivery in person or by post, facsimile transmission or cable) when delivered received or left to the address of that party shown in this deed (or at such other address as may be notified in writing by that party to the other party from time to time);

                       (ii) (in the case of telex) on receipt by the sender of the answerback code of the recipient at the end of transmission; or

                       (iii) (in the case of electronic mail) on receipt by the sender of an acknowledgement of transmission,

                       but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place;

34.2       Notices to Noteholders

           A notice, request or other communication by the Trustee, the Trust Manager or a Servicer to Noteholders shall be deemed to be duly given or made by:

           (a) an advertisement placed on a Business Day in The Australian Financial Review (or other nationally distributed newspaper); or

           (b) mail, postage prepaid, to the address of the Noteholders as shown on the Register. Any notice so mailed shall be conclusively presumed to have been duly given whether or not the Noteholder actually receives the notice.

34.3       Notices to Designated Rating Agencies

           The Trust Manager shall provide a copy of each notice, request or other communication by the Trustee, the Trust Manager or a Servicer to Noteholders in a Trust to each Designated Rating Agency (if any) for the Trust as from time to time agreed in writing with that Designated Rating Agency, and where a Transaction Document specifies that notice is to be given to each Designated Rating Agency, but the person who is to give that notice is not specified. Where a Transaction Document requires notice to be given to a Designated Rating Agency, that requirement constitutes an "agreement in writing" for the purposes of this clause 34.3.

35.        PAYMENTS GENERALLY

35.1       Payments to Noteholders

           Any payment made by or on behalf of the Trustee in respect of any Note shall be made to the person whose name is, on the Record Date, entered in the relevant Register as the registered owner of the relevant Note (or in the case of joint registered owners, to the person whose name first appears in the Register).

35.2       Payment Methods

           Any moneys payable by the Trustee, the Trust Manager or a Servicer to a Noteholder or to a Beneficiary under this deed shall be paid by the Trustee in Sydney or if the Trustee elects may be paid by:

           (a) (cheque) crossed not negotiable cheque in favour of the Noteholder or the Beneficiary (as the case may be) and despatched by post to the address of the Noteholder shown in the relevant Register on the Record Date or to the address of the Beneficiary for the purposes of clause 34;

           (b) (electronic transfer) electronic transfer through Austraclear;

           (c) (direct payment) by direct transfer to a designated account of the Noteholder or the Beneficiary held with a bank or other financial institution in Australia; or

           (d) (other agreed manner) any other manner specified by the Noteholder and agreed to by the Trust Manager and the Trustee.

35.3       Payment to be made on Business Day

           If any payment is due under a Transaction Document on a day which is not a Business Day, the due date will be the next Business Day.

35.4       Payment good discharge

           There is a full satisfaction of the moneys payable and a good discharge to the Trustee, the Trust Manager or a Servicer (as the case may be) when the cheque is despatched by post in accordance with clause 35.2(a) or, if not posted, delivered to the Noteholder or as directed by the Noteholder. Neither the Trustee nor the Trust Manager shall be responsible for any moneys which are not credited to the bank account of a Noteholder or a Beneficiary if the Trustee's bank has been instructed to effect the direct transfer referred to in clause 35.2(c).

35.5       Trust Manager to arrange payments

           The Trustee will:

           (a) prepare or cause to be prepared all cheques which are to be issued to Noteholders and to Beneficiaries and stamp the same as required by law; or

           (b)         otherwise arrange payments under clause 35.20.

           The Trustee will sign (by autographical, mechanical or other means) cheques for despatch on the day on which they ought to be despatched.

35.6       Valid receipts

           The receipt of the Trustee for any moneys shall exonerate the person paying the same from all liability to make any further enquiry. Every such receipt shall as to the moneys paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable or any loss or misapplication of such moneys.

35.7       Taxation

           (a) (Net payments) All payments in respect of the Notes shall be made free and clear of, and without deduction for, or by reference to, any present or future Taxes of any Australian Jurisdiction unless required by law. The Trustee or any person making payments on behalf of the Trustee will be obliged to deduct interest withholding tax imposed by the Commonwealth of Australia from payments of interest in respect of the Notes to non-residents of the Commonwealth of Australia not carrying on business in the Commonwealth of Australia at or through a permanent establishment and to residents of the Commonwealth of Australia carrying on business at or through a permanent establishment outside the Commonwealth of Australia unless a certificate pursuant to Section 221YM of the Taxation Act is produced to the Trustee not later than close of business on the tenth Business Day immediately preceding the relevant payment date.

           (b) (Tax file numbers) The Trustee or any person making payments on behalf of the Trustee will be required to deduct tax-at-source on interest payments to each Noteholder at the highest personal marginal tax rate unless the Trustee receives from such Noteholder the Tax File Number of that Noteholder or evidence of any exemption the Noteholder may have from the need to advise the Trustee of a Tax File Number. The Tax File Number or appropriate evidence (as the case may be) must be received by the Trustee not less than ten Business Days prior to the relevant payment date.

36.        AMENDMENT

36.1       Amendment without consent

           The Trustee, the Trust Manager and a Servicer (in relation to a Trust) may by way of supplemental deed alter, add to or modify this deed (including this clause 36) or (subject to clause 5.3(c)) a Series Notice in respect of any one or more Trusts so long as such alteration, addition or modification either complies with clause 36.2 or is:

           (a)         (correct manifest error) to correct a manifest error or
                        ambiguity or is of a formal, technical or administrative nature only;

           (b) (comply with law) necessary to comply with the provisions of any statute or regulation or with the requirements of any Government Agency;

           (c) (change in law) appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Trusts);

           (d) (not yet constituted Trust) to apply only in respect of a Trust not yet constituted under this deed; or

           (e) (otherwise desirable) in the opinion of the Trustee desirable to enable the provisions of this deed to be more conveniently, advantageously, profitably or economically administered or is otherwise desirable for any reason (including to give effect, in the Trust Manager's reasonable opinion, to an allocation of Expenses contemplated by clause 4.10(c)).

36.2       Amendment with consent

           Where in the reasonable opinion of the Trustee a proposed alteration, addition or modification to this deed (except an alteration, addition or modification referred to in clause 36.1) is prejudicial or likely to be prejudicial to the interests of the Noteholders or a Class of Noteholders or the Beneficiaries in a particular then constituted Trust such alteration, addition or modification may only be effected by the Trustee with the prior consent of the Noteholders or a Class of Noteholders (as the case may be) in the particular Trust under an Extraordinary Resolution of the Noteholders or a Class of Noteholders (as the case may be) in the Trust or with the prior written consent of the Beneficiaries (as the case may be).

36.3       Copy of amendments to Noteholders

           The Trustee shall on request by a Noteholder, provide the Noteholder with a copy of the supplemental deed effecting any alteration, addition or modification to this deed.

36.4       Copy of amendments in advance to Designated Rating Agencies

           The Trust Manager shall provide a copy of a proposed alteration, addition or modification to any Transaction Document in relation to a Rated Trust, where the Transaction Document requires notice be given to the Designated Rating Agency to each Designated Rating Agency (if any) for the Rated Trust at least 5 Business Days (or such other period as may from time to time be agreed by the Trust Manager with the Designated Rating Agency) prior to any alteration, addition or modification taking effect.

37.        CONFIDENTIALITY

           (a)         Each party agrees that:

                       (i)          (A)         subject to paragraph (B) and
                                                clause 37(b), it will not
                                                disclose without the prior
                                                consent of the other (other than
                                                to the directors, employees,
                                                auditors, legal advisors, other
                                                professional advisors which it
                                                is entitled to consult under the
                                                Transaction Documents,
                                                affiliates or Related
                                                Corporations (collectively,
                                                representatives) of such party,
                                                each of whom shall be informed
                                                by such party of the
                                                confidential nature of the
                                                Information and of the terms of
                                                this clause 37:

                                                (1)         any information
                                                            regarding, or copies
                                                            of, any Transaction
                                                            Document or any
                                                            transaction
                                                            contemplated by any
                                                            Transaction
                                                            Document; or

                                                (2)         any information
                                                            regarding an
                                                            Approved Seller
                                                            which information is
                                                            furnished by the
                                                            Approved Seller to
                                                            such party and which
                                                            is designated by the
                                                            Approved Seller to
                                                            such party in
                                                            writing as
                                                            confidential or not
                                                            otherwise available
                                                            to the general
                                                            public,

                                                (the information referred to in
                                                paragraphs (1) and (2) is
                                                collectively referred to as the
                                                Information); and

                                   (B)          such party may disclose any such
                                                Information:

                                                (1)         to any other party
                                                            to this deed for the
                                                            purposes
                                                            contemplated by this
                                                            deed;

                                                (2)         as may be required
                                                            by any Governmental
                                                            Agency;

                                                (3)         in order to comply
                                                            with any law, order,
                                                            regulation,
                                                            regulatory request
                                                            or ruling applicable
                                                            to such party
                                                            (including, without
                                                            limitation, any
                                                            request or
                                                            requirement of the
                                                            Australian Stock
                                                            Exchange);

                                                (4)         subject to clause
                                                            37.8(e), in the
                                                            event such party is
                                                            legally compelled
                                                            (by interrogatories,
                                                            requests for
                                                            information or
                                                            copies, subpoena,
                                                            civil investigative
                                                            demand or similar
                                                            process) to disclose
                                                            any such
                                                            Information;

                                                (5)         in the case of the
                                                            Trustee, to a
                                                            successor or bona
                                                            fide potential
                                                            successor as trustee
                                                            of the Trust;

                                                (6)         to the Designated
                                                            Rating Agency;

                                                (7)         to the provider, or
                                                            potential provider,
                                                            of a Support
                                                            Facility;

                                                (8)         as required or
                                                            contemplated by the
                                                            Transaction
                                                            Documents;

                                                (9)         in any legal
                                                            proceedings arising
                                                            out of or in
                                                            connection with any
                                                            Transaction
                                                            Document, as such
                                                            party reasonably
                                                            considers necessary
                                                            to protect its
                                                            interests; or

                                                (10)        with the prior
                                                            written consent of
                                                            the other party;

                       (ii) it will use the Information solely for the purposes of evaluating, and administering the transactions contemplated by Transaction Documents, making any necessary business judgments with respect thereto and exercising its rights and performing its obligations under the Transaction Documents and in any event shall comply with the Privacy Act and all applicable privacy laws;

                       (iii) it will, on demand, return (and cause each of its representatives to return) to the Approved Seller all documents or other written material received from the Approved Seller in connection with paragraph
                                    (a)(i)(A)(II) above and all copies thereof made by such party which contain the Information except to the extent that such Information forms part of the business records of that party, or is delivered to that party pursuant to an obligation to do so under any Transaction Document.

           (b) This clause 37 shall be inoperative as to such portions of the Information which are or become generally available to the public or such party on a non-confidential basis or were known to such party on a non-confidential basis prior to its disclosure by the Approved Seller.

           (c) In the event that any party or anyone to whom such party or its representatives transmits the Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Information, such party will:

                       (i) provide the Approved Seller with prompt written notice so that the Approved Seller may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this clause 37;

                       (ii)         take such action as required by any
                                   protective order or other appropriate remedy.

           (d) This clause 37 shall survive termination of this deed and the Transaction Documents.

           (e) Each party shall ensure that its officers, employees and agents comply with this Clause 37 and any other confidentiality agreement between any Approved Seller and the Trustee relating to the transactions contemplated by this deed.

38.        MISCELLANEOUS

38.1       Data Base to be retained as confidential

           Each party shall retain as confidential to itself the Data Base in so far as the same is held by it and shall not disclose the Data Base to any other person (including any of its Related Bodies Corporate) except:

           (a) (Transaction Documents) as permitted or required by any Transaction Document or necessary for any party to a Transaction Document to perform its respective duties and obligations;

           (b) (enforcement) as required for the enforcement or attempted enforcement of any Transaction Document, Loan, Mortgage or Related Securities;

           (c) (professional advisers) to any professional adviser, delegate, agent or sub-agent of that party under a power contained in a Transaction Document;

           (d) (officers) to the officers, employees and directors of that party made in the performance by that party respectively of its duties and obligations under the Transaction Documents or at law;

           (e) (Auditors) to the Auditor of any Trust or as required by the Auditor of any Trust; or

           (f) (law) as required by law or by any Government Agency or by the listing rules of the Australian Stock Exchange Limited,

           subject to all cases to the Privacy Act.

38.2       Certificates by Trust Manager

           Any statement or certificate by the Trust Manager in relation to any act, matter, thing or state of affairs in relation to any of the Trusts, this deed or any other Transaction Document shall, in the absence of manifest error be final, be binding and conclusive on the Trustee, the Beneficiaries, the Noteholders and all other persons.

38.3       Waivers, remedies cumulative

           Save as provided in this deed, no failure to exercise and no delay in exercising on the part of any party of any right, power or privilege under this deed shall operate as a waiver. Nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege.

38.4       Retention of documents

           (a) All Applications for Notes, cancelled Note Acknowledgements, Note Transfers and instruments of transmission shall be retained by the Trust Manager for a period of seven years. On the expiration of seven years from the date of any such document the document may be destroyed.

           (b) All files in respect of each Loan, Mortgage or Related Securities and related computer tape held by a Servicer shall be retained by the Servicer for a period of seven years after the related Loan has been paid in full or is otherwise liquidated or for such longer period required by law.

38.5       Governing law

           This deed shall be governed by and construed in accordance with the laws of the Australian Capital Territory. Each of the parties and the Noteholders submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

38.6       Severability of provisions

           Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction is, as to that jurisdiction, ineffective to the extent of that prohibition or unenforceability. This does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

38.7       Counterparts

           This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

38.8       Inspection of this deed

           The Noteholders may inspect a copy of this deed, each relevant Series Notice, Servicing Agreement and Security Trust Deed at the office of the Trust Manager during normal business hours, but shall not be entitled to a copy of any of them.


EXECUTED as a deed in Canberra.


TRUSTEE

SIGNED SEALED and DELIVERED                   )
on behalf of WESTPAC SECURITIES               )
ADMINISTRATION LIMITED by its                 )
attorney in the presence of:                  )        /s/ J T STANWIX
                                                       -------------------------
                                                       Signature

/s/ JAMES GRANT                                        J T STANWIX
-------------------------                              -------------------------
Witness                                                Print name

JAMES GRANT
-------------------------
Print name

TRUST MANAGER

SIGNED SEALED and DELIVERED                   )
on behalf of THE MORTGAGE COMPANY             )
PTY LIMITED by its attorney                   )
in the presence of:                           )        /s/ LEITH LYON WINTOUR
                                                       -------------------------
                                                       Signature

/s/ JAMES GRANT                                        LEITH LYON WINTOUR
-------------------------                              ------------------------
Witness                                                Print name

JAMES GRANT
-------------------------
Print name

                                   SCHEDULE 1

                              APPLICATION FOR NOTES

                              SERIES [*] WST TRUST

To: Westpac Securities Administration Limited as trustee of the Series [*] WST Trust (the Trustee)



From:      ................................................(ACN [*])
                       (Name)

           of......................................(the Applicant).
                       (Address)


Application

The Applicant applies for the following Notes (the Notes) to be issued by the Trustee as trustee of the Series [*] WST Trust (the Trust) under the Master Trust Deed dated [ ] 1997 (as amended from time to time) establishing the WST Trusts (the Master Trust Deed):

1.         The Notes applied for are:


2.         The amount of Notes applied for is:


Applicant bound

The Applicant agrees that the Notes will be issued subject to, and agrees to be bound by, the provisions of the Master Trust Deed, the Series Notice in relation to the Notes [and the Security Trust Deed dated [*] in relation to the Trust].

Acknowledgement by Applicant

The Applicant acknowledges that the liability of the Trustee to make payments in respect of the Notes is limited to its right of indemnity from the assets of the Trust from time to time available to make such payments under the Master Trust Deed.

The Applicant further acknowledges that:

(a) it has independently and without reliance on the Westpac Banking Corporation (Westpac), the Trustee, the Trust Manager or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes; and

(b) it understands that the Notes do not represent deposits or other liabilities of Westpac or Associates of Westpac;

(c) the Applicant's holding of the Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested; and

(d) neither Westpac nor any Associate of Westpac in any way stands behind the capital value and/or performance of the Notes or the Assets of the Trust except to the limited extent provided in the Transaction Documents for the Trust.

General

Payments due under the Notes may be made:

 .          by cheque posted to the above address

 .          to the credit of the following account:

           Name of Bank:
           Address of Bank:
           Account Details:
           Account No.:
           Name of Account:

A Marked Note Transfer of the abovementioned Notes is required: Yes/No.

Applicant's Tax File Number:

Interpretation

Each expression used in this Application for Notes that is not defined has the same meaning as in the Master Trust Deed.

Dated:

SIGNED: ...............................................

* This Application for Notes together with a cheque for the amount of the Notes applied for should be sent to the Trustee at the address above.

* Where the Applicant is a trustee, this Application for Notes must be completed in the name of the trustee and signed by the trustee without reference to the trust.

* Where this Application for Notes is executed by a corporation, it must be executed either under common seal or under a power of attorney.

* If this Application for Notes is signed under a power of attorney, the attorney certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Application for Notes.

                                                                 CONFORMED COPY

                                   SCHEDULE 2

                              NOTE ACKNOWLEDGEMENT

                                WST TRUST NO. [ ]


Name:

[Class]:

Initial Invested Amount:

Interest Rate:

Coupon Payment Dates:

[Principal Payment Dates]:

Maturity Date:



This confirms that:

Noteholder:

ACN (if applicable):

Address:


appears in the Register as the holder of the abovementioned Notes (the Notes).

The Notes are issued by Westpac Securities Administration Limited (ACN 000 049
472) (the Trustee) in its capacity as trustee of the abovementioned Trust (the Trust) under a Master Trust Deed dated [ ] 1997 (as amended from time to time) establishing the WST Trusts (the Master Trust Deed).

The Notes are issued subject to the provisions of the Master Trust Deed, the Series Notice in relation to the Notes [and the Security Trust Deed dated [*] in relation to the Trust]. A copy of the Trust Deed, the Series Notice [and the Security Trust Deed] are available for inspection by Noteholders at the offices of The Mortgage Company Pty Limited, ACN 070 968 302 (the Trust Manager) at 228 Pitt Street, Sydney, New South Wales.

The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the Assets of the Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. All claims against the Trustee in relation to the Notes may only be satisfied out of the assets of the Trust except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates.

The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

The Trustee shall not be liable to satisfy any obligations or liabilities from its personal assets except (and to the extent) of any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates. Neither the Trustee nor the Trust Manager guarantees the payment of interest or the repayment of principal due on the Notes.

This Note Acknowledgement is not a certificate of title and the Register is the only conclusive evidence of the abovementioned Noteholder's entitlement to Notes.

Transfers of Notes must be under a Note Transfer in the form contained in
Schedule 4 to the Master Trust Deed (copies of which are available from the Trustee at its abovementioned address). Executed Note Transfers must be submitted to the Trustee.

Each expression used in this Note Acknowledgement that is not defined has the same meaning as in the Master Trust Deed.

This Note Acknowledgement and the Notes to which it relates will be governed by the laws of the Australian Capital Territory.

Dated:

Executed in [the Australian Capital Territory/New South Wales] for and on behalf of Westpac Securities Administration Limited



---------------------------------------------------
Authorised Signatory

                                   SCHEDULE 3

                              NOTE ISSUE DIRECTION

To: Westpac Securities Administration Limited (ACN 000 049 472) as trustee of the Series [*] WST Trust (the Trustee)


From:       The Mortgage Company Pty Limited (ACN 070 968 302) (the Trust
            Manager)

1.          Proposal to Issue Notes

Under clause 13.1(a) of the Master Trust Deed dated [*] 1997 (as amended from time to time) establishing the WST Trusts (the Trust Deed) the Trust Manager proposes and directs in this Note Issue Direction (the Note Issue Direction) that the Trustee on [*] (the Note Issue Date) will:

(a) hold as trustee of the Series [*] WST Trust (the Trust) on the terms of the Trust Deed the benefit of the Portfolio of Receivables specified in [the attached Sale Notice/Annexure "A"] (the Portfolio of Receivables);

(b) issue as trustee of the Trust the Notes specified below (the proposed Notes):

           (i) the name(s), total principal amount, total number and Subscription Amount of the proposed Notes are as follows:

                       Name(s):

                       Total principal amount:

                       Total number:

                       Subscription Amount:

           (ii) the proposed Notes [will/will not] constitute a Class separate from any other Notes previously issued by the Trustee as trustee of the Trust or from any other proposed Notes referred to in this Note Issue Direction.

                       [The details of each Class are as follows:

                       [specify information in (i) above for each Class]]

[(c) pay to [[*] (the Approved Seller)/[ ] (the Warehouse Trust)] the principal amount of the Loans relating to the Portfolio of Receivables at [date] (the Cut-Off Date) being $[*]; and]

[(d)        the Lead Manager for the issue is [ ]].

2.          Security Trust Deed and Support Facilities

For the purposes of clause 13.2(a)(vi) of the Trust Deed:

(a) a Security Trust Deed for the Trust [must/need not] be put in place prior to the Note Issue Date.

(b) the following Support Facilities must be effected prior to the Note Issue Date:

           [insert details]

3.         Series Notice

The terms of the Series Notice for the proposed Notes [each Class of the proposed Notes] are contained [in the attached duly completed Series Notice/in the Series Notice attached to the Note Issue Direction dated [*]].

4.         Trust Manager's Certifications

For the purposes of clause 13.6(a) of the Trust Deed, but subject to the Trust Deed, the Trust Manager certifies to the Trustee that this Note Issue Direction, and each accompanying Series Notice, complies with the Trust Deed.


Interpretation

Each expression used in this Note Issue Direction that is not defined has the same meaning as in the Trust Deed.

Dated:

For and on behalf of The Mortgage Company Pty Limited


-----------------------------------------------
Authorised signatory

                                     RECEIPT

We acknowledge receipt of the above Note Issue Direction.

This acknowledgement shall not constitute a declaration by the Trustee that any property (including any Receivable Security) shall be held on trust for any person.


For and on behalf of Westpac Securities Administration Limited


-----------------------------------------------
Authorised signatory

                                 CONFORMED COPY

                                  Annexure "A"

                                   Receivables


                   [Attach Sale Notice or specify Receivables]

                                   SCHEDULE 4

                          NOTE TRANSFER AND ACCEPTANCE

                              SERIES [*] WST TRUST

To:        Westpac Securities Administration Limited             Date Lodged [*]
           (ACN 000 049 472) as trustee of the                 Registry Use Only

           Series [*] WST Trust (the Trustee)


TRANSFEROR

(Full name, ACN (if applicable) and address):

(please print)

APPLIES TO ASSIGN
AND TRANSFER TO

TRANSFEREE

(Full name, ACN (if applicable) and address):

(please print)

and its/their executors, administrators or assigns

The following Notes in the Series [*] WST Trust Number of Notes:
Name:
[Class]:
Initial Invested Amount:
Coupon Payment Dates:
[Principal Payment Dates]:
Maturity Date:

Settlement Amount: $[*]

and all my/our/its property and interests in rights to those Notes and to the interest accrued on them.

TRANSFEROR
          ---------------------------------------------------------------------
(Signature: see Notes)

WITNESS                                               Date:
       --------------------------------------

TRANSFEREE
          ---------------------------------------------------------------------
(Signature: see Notes)

WITNESS                                                                   Date:
       --------------------------------------

PAYMENTS (Tick where appropriate)

*          In accordance with existing instructions (existing holders only)

*          By cheque posted to the above address

* By credit to the following account in Australia in the name of the Transferee only

Tax File Number (if applicable):

Authorised signature of Transferee
                                  ------------------------
Date:

NOTES:

1. The Transferor and the Transferee acknowledge that the transfer of the Notes specified in this Transfer and Acceptance (the Notes) shall only take effect on the entry of the Transferee's name in the Register as the registered owner of the Notes.

2. The Transferee agrees to accept the Notes subject to the provisions of the Master Trust Deed dated [*] 1997 (as amended from time to time) establishing the WST Trusts (the Trust Deed), the Series Notice in relation to the Notes [and the related Security Trust Deed dated [*]].

3. The Transferee acknowledges that it has independently and without reliance on Westpac Banking Corporation (ARBN 007 457 141), the Trustee, The Mortgage Company Pty Limited, ACN 070 968 302 (the Trust Manager) or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes.

4. The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the assets of the abovementioned Trust from time to time available to make such payments under the Trust Deed.

5. Where the Transferor and/or the Transferee is a trustee, this Note Transfer must be completed in the name of the trustee and signed by the trustee without reference to the trust.

6. Where this Note Transfer is executed by a corporation, it must be executed either under common seal or under a power of attorney.

7. If this Transfer and Acceptance is signed under a power of attorney, the attorney certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Note Transfer.

8.         This Note Transfer must be lodged with the Trustee for registration.

9. The Trustee may, in the manner and for the periods specified in the Trust Deed and any relevant Series Notice, close the Register. The total period that the Register may be closed will not exceed 30 days (or such other period agreed to by the Trust Manager) in aggregate in any calendar year. No Note Transfer received after 4.00 pm Sydney time on the day of closure of the Register or whilst the Register is closed will be registered until the Register is re-opened.

10. If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee [or withholding tax is no longer payable as a result of any change in the relevant Australian laws.]

11.        [Insert any restrictions on the transfer of Notes.]

[Marking where clause 14.15 applies]

12. The Trustee certifies that the Transferor is inscribed in the Register as the holder of the Notes specified in this Note Transfer and that it will not register any transfer of such Notes other than under this Note Transfer before [insert date].

Dated:

For and on behalf of [*] Limited


-------------------------------------------------
Authorised Signatory

                                 CONFORMED COPY

                                   SCHEDULE 5

                           NOTICE OF CREATION OF TRUST

To:        Westpac Securities Administration Limited (ACN 000 049 472) (the
           Trustee)

From:      The Mortgage Company Pty Limited (ACN 070 968 302) (the Trust
           Manager)


Under clause 3.2(a)(i) of the Master Trust Deed dated [*] 1997 between the Trustee as trustee and the Trust Manager as trust manager establishing the WST Trusts (as amended from time to time) (the Master Trust Deed) the Trust Manager gives notice of the creation of a Trust under the Master Trust Deed to be known as the Series [*] WST Trust [or such other name as the Trust Manager and the Trustee have agreed under clause 3.3(b) of the Master Trust Deed].

The Series [*] WST Trust will be a Trust for the purposes of the Master Trust Deed.

This Notice of Creation of Trust is accompanied by $10.00 from [*] in accordance with clause 3.2(a)(ii) of the Master Trust Deed. [The Trustee must issue a residual capital unit to [*]]

The Beneficiary of the Trust is [name], of [address] [give details of units and other Beneficiaries, if any]

Terms defined in the Master Trust Deed have the same meaning when used in this Notice.

Dated:

For and on behalf of The Mortgage Company Pty Limited.


----------------------------------------------------
Authorised Signatory


For and on behalf of Westpac Securities Administration Limited


----------------------------------------------------
Authorised Signatory

^[docname]:^[dated]

                                   SCHEDULE 6

                            VERIFICATION CERTIFICATE


To: Westpac Securities Administration Limited (ACN 000 049 472) as trustee of the Series [*] WST Trust (the Trustee).


                                   WST TRUSTS

I [*] am a [director/secretary/Authorised Signatory] of [*] Limited of [*] (the Company).

I refer to the Master Trust Deed (the Master Trust Deed) to be entered into between the Trustee as trustee and The Mortgage Company Pty Limited as Trust Manager and Servicer.

Definitions in the Master Trust Deed apply in this Certificate.

I CERTIFY as follows.

1.         Attached to this Certificate are complete and up to date copies of:

           (a) the memorandum and articles of association of the Company (marked A); and

           (b) a duly stamped and registered power of attorney granted by the Company for the execution of each Transaction Document to which it is expressed to be a party (marked
                       B). That power of attorney has not been revoked or suspended by the Company and remains in full force and effect.

2. The following are signatures of the Authorised Officers of the Company and the persons who have been authorised to sign each Transaction Document to which it is expressed to be a party and to give notices and communications under or in connection with the Transaction Documents.

           Authorised Officers

           Name                                 Position                           Signature

           *                                    *
                                                                              --------------------
           *                                    *
                                                                              --------------------
           *                                    *
                                                                              --------------------

           Signatories

           Name                                 Position                           Signature


           *                                    *
                                                                              --------------------
           *                                    *
                                                                              --------------------
           *                                    *
                                                                              --------------------



Signed:
                -----------------------------------------
                [Director/Secretary/Authorised Signatory]


                -----------------------------------------
                Print name


DATED

                                                                 CONFORMED COPY

                                   SCHEDULE 7

                            WAREHOUSE TRUST DIRECTION

To: Westpac Securities Administration Limited (ACN 000 049 472) as trustee of the WST Warehouse Trust #[] (the Trustee)

From:           The Mortgage Company Pty Limited (ACN 070 968 302) (the Trust
                Manager)

1.              Direction to acquire Receivables

Under clause [*] of the Master Trust Deed dated [*] 1997 (as amended from time to time) establishing the WST Trusts (the Master Trust Deed) the Trust Manager proposes and directs in this Direction (the Direction) that the Trustee on [*] (the Note Issue Date) will:

(a) hold as trustee of the WST Warehouse Trust #[] (the Trust) on the terms of the Master Trust Deed the benefit of the Portfolio of Receivables specified in Annexure "A" (the Portfolio of Receivables);

[(b) pay to [[*] (the Approved Seller)/[ ] (the Seller Trust)] the principal amount of the Loans relating to the Portfolio of Receivables at [date] (the Cut-Off Date) being $[*]; and]

(c) enter into the Warehouse Facility Agreement in the attached form with [*] to have financial accommodation of up to $[*] or any greater amount as agreed by the Trustee and the Trust Manager from time to time.

2.              Series Notice

The Series Notice for the Trust is set out in Annexure "B".

[3.             Standing direction

This is a standing Warehouse Trust Direction for the purposes of clause 7.5, in the manner set out in the attached Series Notice.]

4.              Trust Manager's Certifications

Subject to the Master Trust Deed, the Trust Manager certifies to the Trustee that this Direction, complies with the Master Trust Deed.


Interpretation

Each expression used in this Direction that is not defined has the same meaning as in the Trust Deed.

Dated:

For and on behalf of The Mortgage Company Pty Limited


-----------------------------------------------------
Authorised signatory

                                     RECEIPT


We acknowledge receipt of the above Warehouse Trust Direction.

This acknowledgement shall not constitute a declaration by the Trustee that any property (including any Receivable Security) shall be held on trust for any person.


For and on behalf of WESTPAC SECURITIES ADMINISTRATION LIMITED


-----------------------------------------------------
Authorised signatory

                                  Annexure "A"

                                   Receivables


                   [Attach Sale Notice or specify Receivables]

                                  Annexure "B"

                                  SERIES NOTICE

         SEE ANNEXURE E OF MASTER TRUST DEED FOR DETAILS TO BE INCLUDED


                             WST WAREHOUSE #[] TRUST
                          WAREHOUSE TRUST SERIES NOTICE

1.         INTRODUCTION

           This Series Notice is issued on [*] 1997 by The Mortgage Company Pty Limited (ACN 070 968 302) of Level 6, 228 Pitt Street, Sydney, New South Wales as manager (Trust Manager) pursuant and subject to the Master Trust Deed dated [*] 1997 (the Master Trust Deed) between (among others) the Trust Manager and Westpac Securities Administration Limited (ACN 000 049 472) of Level 9, 66 Pitt Street, Sydney, New South Wales as trustee of the WST Warehouse #[] Trust created under the Notice of Creation of Trust (the Trustee).

           Each party to this Series Notice agrees to be bound by the Transaction Documents as amended by this Series Notice in the capacity set out with respect to them in this Series Notice or the Master Trust Deed.

           [The Mortgage Company Pty Limited] (the Servicer) agrees to service the Purchased Receivables and Purchased Receivable Securities in accordance with the Servicing Agreement.

2.         SERIES NOTICE AND TRUST BACK

           (a) Under clauses 5.2 and 7 of the Master Trust Deed, the Trust Manager directs the Trustee to:

                       (i)          enter into the Warehouse Facility Agreement;

                       (ii)         accept any Sale Offer; and

                       (iii) Borrow under the Warehouse Facility Agreement from time to time in accordance with clause 4 and the Warehouse Facility Agreement.

           (b) A Trust Back, entitled Warehouse Trust Back #[], is created in relation to any Other Secured Liabilities secured by the Purchased Receivable Securities.

           (c)         The parties agree that:

                       (i) the Trust will be a Trust for the purposes of the Master Trust Deed; and

                       (ii) the Trust will not be a Rated Trust under the Master Trust Deed.

3.         DEFINITIONS AND INTERPRETATION

3.1        Definitions

           Unless otherwise defined in this Series Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Series Notice.

           In this Series Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the WST Warehouse #[] Trust, and do not apply to any other Trust (as defined in the Master Trust Deed).

           [*]

3.2        Interpretation

           Clause 1.2 of the Master Trust Deed is incorporated into this Series Notice as if set out in full, except that any reference to deed is replaced by a reference to Series Notice.

3.3        Limitation of liability

           (a)         General

                       Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Trust Manager under this Series Notice.

           (b)         Liability of Trustee limited to its right of indemnity

                       (i) This Series Notice applies to the Trustee only in its capacity as trustee of the Warehouse Trust and in no other capacity. A liability arising under or in connection with this Series Notice or the Warehouse Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Warehouse Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Series Notice and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Series Notice or the Warehouse Trust.

                       (ii) The parties other than the Trustee may not sue the Trustee personally or seek the appointment of a liquidator, administrator, receiver or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

                       (iii) The provisions of this clause 3.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Master Trust Deed or the Series Notice or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the assets of the Warehouse Trust, as a result of the Trustee's fraud, negligence or breach of trust.

           (c) It is acknowledged that the Trust Manager is responsible under this agreement for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii) to the extent to which the act or omission was caused or contributed to by any failure by the Trust Manager or any other person (other than a person who has been properly appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Trust Manager or any other person (other than a person who has been properly appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents).

           (d) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii), if the Trustee has exercised reasonable care in the selection and supervision of such persons.

4.         ACQUISITION OF RECEIVABLES

[*]

5.         DISPOSAL OF RECEIVABLES

[*]

6.         CASHFLOW ALLOCATION METHODOLOGY

[*]

7.         MASTER TRUST DEED AND SERVICING AGREEMENT

7.1        Completion of details in relation to Master Trust Deed

           (a)         (Trust Manager fee)

                       [*]

           (b)         (Trustee fee)

                       [*]

           (c)         (Servicing fee)

                       [*]

7.2        Amendments to Master Trust Deed

           [*]

7.3        Amendments to Servicing Agreement

           [*]

8.         BENEFICIARY

           [*]

9.         TITLE PERFECTION EVENTS

           [*]


EXECUTED as a deed in Canberra.

Each attorney executing this Series Notice states that he or she has no notice of revocation or suspension of his or her power of attorney.

TRUSTEE


SIGNED SEALED and DELIVERED           )
by WESTPAC SECURITIES                 )
ADMINISTRATION LIMITED in the         )
presence of:                          )        --------------------------------
                                               Signature

--------------------------------------         --------------------------------
Witness                                        Print name

--------------------------------------
Print name



TRUST MANAGER/SERVICER


SIGNED SEALED and DELIVERED           )
by THE MORTGAGE COMPANY               )
PTY LIMITED in the presence of:       )        --------------------------------
                                               Signature

--------------------------------------         --------------------------------
Witness                                        Print name

--------------------------------------
Print name

                                   ANNEXURE A

                                   SALE NOTICE


TO: Westpac Securities Administration Limited (ACN 000 049 472) as trustee of the Series [*] WST Trust (the Trustee)

Attention:  [*]


FROM:      [*]

(the Approved Seller)



Dear Sirs

MASTER TRUST DEED

We refer to the Master Trust Deed (the Master Trust Deed) dated [*] between Westpac Securities Administration Limited and The Mortgage Company Pty Limited and the Series Notice issued under the Master Trust Deed in relation to the [*] Trust (the Series Notice).

1.         DEFINITIONS AND INTERPRETATION

1.1        Definitions

           Terms defined in the Master Trust Deed and the Series Notice shall have the same meaning in this Sale Notice unless the context otherwise requires except that:

           Cut-Off Date means [          ].

           Expiry Time means 4:00pm on [*].

           [Offered Receivable Interest means that part of the Offered Receivable Rights which consists of the Approved Seller's right, title, benefit, interest (present and future) in, to, under or derived from any Receivable Security and the Related Receivables.] [For Land only].

           Offered Receivable Rights means the Approved Seller's right, title and interest in and to the Receivables and Receivable Securities described in the attached computer disk and printout, and the related Receivable Rights, except to the extent of the exclusion in paragraphs (c) and (d) of the definition of Receivable Rights.

           Purchase Price means [ ].

           A reference to any clause is a reference to that clause in this Sale Notice.

1.2        Interpretation

           The provisions of the Master Trust Deed will apply to any contract formed if the offer contained in this Sale Notice is accepted.

2.         OFFER

           Subject to the terms and conditions of this Sale Notice, the Approved Seller, as legal and beneficial owner, offers to sell and assign the Offered Receivable Rights (free from any Security Interest) to the Trustee for the Purchase Price.

3.         ACCEPTANCE

           (a) The offer in clause 2 is irrevocable during the period up to and including the Expiry Time.

           (b) The Trustee may accept the offer contained in this Sale Notice at any time prior to the Expiry Time by, and only by, the payment by the Trustee to the Approved Seller (or as it directs) of $[*] in same day funds [by bank cheque] [to the following bank account: [*], Account Number [*].]

           (c)         Notwithstanding:

                        (i)         satisfaction of all relevant conditions
                                    precedent; or

                        (ii) any negotiations undertaken between the Approved Seller and the Trustee prior to the Trustee accepting the offer contained in this Sale Notice,

                       the Trustee is not obliged to accept the offer contained in this Sale Notice and no contract for the sale or purchase of any Offered Receivable Rights will arise unless and until the Trustee accepts the offer contained in the Sale Notice in accordance with this clause.

           (d) The offer contained in this Sale Notice may only be accepted in relation to all the Offered Receivable Rights.

           (e) On the acceptance of the offer contained in this Sale Notice, the Trustee shall:

                        (i) subject to the Master Trust Deed and any relevant Series Notice, hold the beneficial interest in the Offered Receivable Rights on and from the Closing Date, free of any set-off or counterclaim; and

                        (ii) not assume any obligation under the Offered Receivable Rights.

4.         CONSIDERATION

           [(a) If the Trustee accepts the offer in this Sale Notice, the Purchase Price shall be divided between the property purchased as follows:

                       (i) the lesser of $100 or 5% of the Purchase Price to that part of the Offered Receivable Rights which is not part of the Offered Receivable Interest; and

                        (ii) the balance to the Offered Receivable Interest.] [Only for Mortgages]

           [(b) On the payment of the Purchase Price, the Trustee shall ensure that any Accrued Interest Adjustment (as defined in the Series Notice) is made in accordance with the Master Trust Deed and any relevant Series Notice.]

           [(c) After the Closing Date, the Approved Seller will on the next Payment Date pay to the Trustee, as an adjustment to the Purchase Price, an amount equal to any Principal Collections received by the Approved Seller in relation to the

                       Purchased Receivables from the close of business on the Cut-Off Date to but excluding the Closing Date. Such payment will be discharged by the Trust Manager or the Servicer depositing such amount in the relevant Collection Account.]

5.         ACKNOWLEDGEMENT

           The Approved Seller acknowledges, agrees and confirms to the Trustee that:

           (a) (Master Trust Deed binding on it) the Master Trust Deed is a valid and binding obligation of the Approved Seller enforceable in accordance with its terms;

           (b) (repeat representations) the Approved Seller repeats the representations and warranties made by it in clause 8.6 of the Master Trust Deed in so far as they apply to the Offered Receivable Rights;

           (c)         (description of Receivables)

                       (i) a description of the Receivables and Receivable Securities is in the attached computer disk and hard copy; and

                       (ii) each Receivable Security included or referred to in the Offered Receivable Rights constitutes an Eligible Receivable Security;

           (d) (no default) no Title Perfection Event is subsisting as at the date of this Sale Notice nor, if the offer is accepted, will there be any Title Perfection Event subsisting at the date the offer is accepted or the date the purchase price is paid nor will any Title Perfection Event result from the offer evidenced by this Sale Notice or the transfer of the Offered Receivable Rights;

           (e) (Authorisations) all necessary Authorisations for the offer evidenced by this Sale Notice and the transfer of the Offered Receivable Rights have been taken, or as the case may be, obtained.

[6.        MEMORANDUM OF SALE OF OFFERED RECEIVABLE INTEREST

           Accompanying this Sale Notice is a Memorandum of the Agreement (in the form of annexure C to the Master Trust Deed) in relation to Receivable Securities relating to Mortgaged Property in Queensland, Western Australia and Tasmania, which the Approved Seller undertakes it will, if the Trustee accepts the offer of sale in this Sale Notice, execute and within 30 days lodge for stamping and then return to the Trustee duly stamped.]

7.         GOVERNING LAW

           This Sale Notice is governed by the laws of New South Wales.



-----------------------------------------
Authorised Signatory of
[*]

                                 CONFORMED COPY

                                   ANNEXURE B

                          SELLER ACCESSION CERTIFICATE

DEED dated ________________________ between:

1.         [NAME OF APPROVED SELLER] (A.C.N. [*]) (the Approved Seller);

2. WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) of Level 9, 66 Pitt Street, Sydney, New South Wales, 2000 as trustee of the Series [*] WST Trust (the Trustee); and

3. THE MORTGAGE COMPANY PTY LIMITED (ACN 070 968 302) of Level 6, 228 Pitt Street, Sydney, New South Wales (the Trust Manager).


RECITALS

Under a Master Trust Deed (the Master Trust Deed) dated [*] 1997 between the Trustee and The Mortgage Company Pty Limited, Trusts may be established to purchase Receivables from the Approved Seller.


IT IS AGREED AS FOLLOWS

1. In this deed terms defined in the Master Trust Deed have the same meaning.

2. The Approved Seller shall as and from the date of this deed be an Approved Seller for the purposes of the Master Trust Deed as if named as a party to the Master Trust Deed in the capacity of an Approved Seller. The Approved Seller agrees to comply with the Master Trust Deed. All the terms and conditions of it shall bind the Approved Seller accordingly, and it shall be entitled to all rights of an Approved Seller under the Master Trust Deed.

3. The Approved Seller agrees to be a credit provider for the purposes of regulation 75 of the Consumer Credit Code in relation to Receivables disposed of by the Approved Seller.

4.         This deed is governed by the laws of New South Wales.

5. Each attorney executing this deed states that he has no notice of the revocation of his power of attorney.

SIGNED SEALED and DELIVERED          )
on behalf of                         )
[*] LIMITED                          )
by its attorney                      )
in the presence of:                  )         --------------------------------
                                               Signature

--------------------------------------         --------------------------------
Witness                                        Print name

--------------------------------------
Print name

TRUSTEE

SIGNED SEALED and DELIVERED          )
on behalf of                         )
WESTPAC SECURITIES                   )
ADMINISTRATION LIMITED               )
by its attorney                      )
in the presence of:                  )
                                                --------------------------------
                                               Signature

--------------------------------------         --------------------------------
Witness                                        Print name

--------------------------------------
Print name


TRUST MANAGER

SIGNED SEALED and DELIVERED          )
on behalf of                         )
THE MORTGAGE COMPANY PTY             )
LIMITED by its attorney              )
in the presence of:                  )
                                                --------------------------------
                                               Signature

--------------------------------------         --------------------------------
Witness                                        Print name

--------------------------------------
Print name

                                   ANNEXURE C

                             MEMORANDUM OF AGREEMENT


AGREEMENT dated                     between:

1.         [*] (ARBN [*]) incorporated in [*] (the Approved Seller), and

2. WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) incorporated in New South Wales of Level 9, 66 Pitt Street, Sydney, New South Wales, 2000 as trustee of the Series [*] WST Trust (the Purchaser).


IT IS AGREED as follows.

The Approved Seller and the Trustee agree that the Approved Seller has sold to the Trustee an equitable interest in the Approved Seller's right, title, benefit and interest (present and future) in, to, under or derived from any Receivable Security listed in the First Schedule and certain collections under those Receivable Securities for the consideration specified in the Second Schedule.


                                 FIRST SCHEDULE
                             (Receivable Securities)
(list all mortgages)


                                 SECOND SCHEDULE
                                 (Consideration)


The consideration payable by the Trustee for the sale of the Receivable Securities was $*** and any further amounts as agreed between the parties.



---------------------------------------------------
Authorised signatory of the Approved Seller



---------------------------------------------------
Authorised signatory of the Trustee

                                   ANNEXURE D

                                  SERIES NOTICE


                        SEE ANNEXURE E OF THE TRUST DEED

                           FOR DETAILS TO BE INCLUDED



                               SERIES [] WST TRUST
                                  SERIES NOTICE


1.         INTRODUCTION

           This Series Notice is issued on [*] 1997 by The Mortgage Company Pty Limited (ACN 070 968 302) of Level 6, 228 Pitt Street, Sydney, New South Wales as manager (Trust Manager) under the Master Trust Deed (as defined below). It is issued pursuant and subject to the Master Trust Deed dated [*] 1997 (the Master Trust Deed) between (among others) the Trust Manager and Westpac Securities Administration Limited (ACN 000 049 472) of Level 9, 66 Pitt Street, Sydney, New South Wales as trustee of the Series [] WST Trust (the Trustee).

           Each party to this Series Notice agrees to be bound by the Transaction Documents as amended by this Series Notice in the capacity set out with respect to them in this Series Notice or the Master Trust Deed.

           [The Mortgage Company Pty Limited] (the Servicer) agrees to service the Purchased Receivables and Purchased Receivable Securities in accordance with the Servicing Agreement.

2.         DIRECTION AND TRUST BACK

           (a) A Trust Back, entitled Westpac [] Trust Back, is created in relation to Other Secured Liabilities secured by the Purchased Receivable Securities.

           (b) The parties agree that the Trust will be a Trust for the purposes of the Transaction Documents.

3.         DEFINITIONS AND INTERPRETATION

3.1        Definitions

           Unless otherwise defined in this Series Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Series Notice.

           In this Series Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Series [] WST Trust, and do not apply to any other Trust (as defined in the Master Trust Deed).

           [*]

3.2        Interpretation

           Clause 1.2 of the Master Trust Deed is incorporated into this Series Notice as if set out in full, except that any reference to deed is replaced by a reference to Series Notice.

3.3        Limitation of liability

           (a)         General

                       Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Trust Manager under this Series Notice.

           (b)         Liability of Trustee limited to its right of indemnity

                       (i) This Series Notice applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this Series Notice or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Series Notice and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Series Notice or the Trust.

                       (ii) The parties other than the Trustee may not sue the Trustee personally or seek the appointment of a liquidator, administrator, receiver or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

                       (iii) The provisions of this clause 3.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Master Trust Deed or the Series Notice or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the assets of the Trust, as a result of the Trustee's fraud, negligence or breach of trust.

                       (iv) It is acknowledged that the Trust Manager is responsible under this agreement for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii) to the extent to which the act or omission was caused or contributed to by any failure by the Trust Manager or any other person (other than a person who has been properly appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Trust Manager or any other person (other than a person who has been properly appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents).

                       (v) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii), if the Trustee has exercised reasonable care in the selection and supervision of such persons.

4.         NOTES

           [*]

5.         CASHFLOW ALLOCATION METHODOLOGY

           [*]

6.         MASTER TRUST DEED

6.1        Completion of details in relation to Master Trust Deed

           (a)         (Trust Manager fee)

                       [*]

           (b)         (Trustee fee)

                       [*]

           (c)         (Servicing fee)

                       [*]

6.2        Amendments to Master Trust Deed

           The Master Trust Deed is amended for the purpose of the Series [] WST Trust as follows:

           [*]

7.         TRANSFERS TO WAREHOUSE TRUST

           [The Trustee may, from time to time, direct the Trustee to transfer a Purchased Receivable to a Warehouse Trust. That transfer:

           (a)         must be in accordance with clause 7 of the Master Trust
                       Deed; and

           (b) must be for a consideration equal to the Unpaid Balance of that Receivable.

           The Trustee must comply with that direction.]

8.         APPLICATION OF THRESHOLD RATE

           [*]

9.         BENEFICIARY

           [*]

10.        TITLE PERFECTION EVENTS

           [*]

EXECUTED as a deed in Canberra.

Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.



TRUSTEE

SIGNED SEALED and DELIVERED           )
by WESTPAC SECURITIES                 )
ADMINISTRATION LIMITED in the         )
presence of:                          )
                                               --------------------------------
                                               Signature

--------------------------------------         --------------------------------
Witness                                        Print name

--------------------------------------
Print name




TRUST MANAGER/SERVICER



SIGNED SEALED and DELIVERED           )
by THE MORTGAGE COMPANY               )
PTY LIMITED in the presence of:       )
                                               --------------------------------
                                               Signature

--------------------------------------         --------------------------------
Witness                                        Print name

--------------------------------------
Print name





APPROVED SELLER

SIGNED SEALED and DELIVERED           )
by WESTPAC BANKING CORPORATION        )
in the presence of:                   )
                                               --------------------------------
                                               Signature

--------------------------------------         --------------------------------
Witness                                        Print name

--------------------------------------
Print name

                                    SCHEDULE


An Eligible Receivable means a Loan which, as at the Cut-Off Date for that Loan:


[*]

                         [Form to follow once finalised]

                                   ANNEXURE E

                             SERIES NOTICE CHECKLIST



Clause 1.1 definitions:

Approved Bank

Authorised Investments

Carryover Charge Off

Closing Date

Collection Account

Collections

Coupon

Coupon Payment Date

Cut-Off Date

Dealer Agreement

Eligibility Criteria

Enforcement Expenses

Expense

Hedge Agreement

Information Memorandum

Initial Invested Amount

Invested Amount

Liquidity Facility Agreement

Maturity Date

Mortgage Insurer

Principal Entitlement

Principal Repayment Date

Record Date

Redraw Facility Agreement

Related Security


Relevant Document

Servicer's Report                               -   information and format

Stated Amount

Support Facility

Threshold Rate

Title Perfection Event

Transaction Document

Trust Manager's Report                          -   information and format

Unpaid Balance

Warehouse Facility Agreement

Clause 3.1(b)                                   -    Beneficiary's unit(s)

Clause 3.5(e)                                   -    restrictions relating to Seller Note on sale proceeds

Clause 3.5(h)                                   -    cashflow allocation methodology

Clause 4.2                                      -    investment recommendation

Clause 4.10(a)                                  -    segregation of Assets contrary to Trust Deed

Clause 5.1                                      -    Borrowing contrary to Trust Deed

Clause 5.3                                      -    direction as to Support Facility

Clause 6                                        -    origination procedure

Clause 7.1                                      -    details of acquisition by Warehouse Trust

Clause 7.2(a)                                   -    information required in a Warehouse Trust Direction

Clause 7.7                                      -    transfers between Trusts

Clause 8.5(a)(iii)                              -    other conditions precedent to sale

Clause 8.6(vii)                                 -    Approved Seller representations

Clause 8.7(a)                                   -    Approved Seller undertakings

Clause 8.9(a)                                   -    Title Perfection Events contrary to Trust Deed

Clause 8.9(d)                                   -    Clean Up Offer

Clause 8.10(a)(i)                               -    accrued interest to Approved Seller, together with
                                                     relevant date


Clause 8.10(a)(ii)                              -    principal received by Approved Seller, together with
                                                     relevant date

Clause 9.1                                      -    details of acquisition from Warehouse Trust

Clause 10.1                                     -    entry in Register contrary to Trust Deed.

Clause 10.4                                     -    paying interest or principal contrary to Trust Deed

Clause 10.5                                     -    denomination if different from $100,000 minimum and
                                                     $100,000 increments

Clause 10.8                                     -    any discrimination between Noteholders

Clause 11.1                                     -    Seller Note

Clause 12.2                                     -    if Beneficiary interest is not assignable
                                                                                ---

Clause 13.1(a)                                  -    period for Note Issuance Direction if not 3 Business
                                                     Days

Clause 13.1(b)                                  -    other conditions precedent to issue of Notes

Clause 13.2(a)(viii)                            -    additional information in Note Issuance Direction

Clause 13.3                                     -    information to be included:  Clause 13.3(a) is
                                                     mandatory; clause 13.3(b) is optional

Clause 13.7                                     -    Dealer Agreement

Clause 13.8(d)                                  -    rating specified

Clause 14.1                                     -    restrictions on Note transfer

Clause 14.2(b)                                  -    minimum transfer amount

Clause 15.1                                     -    timing of Note Acknowledgement

Clause 16.1(p)                                  -    additional information required in the Register

Clause 16.5                                     -    periods for closing of Register

Clause 17.1                                     -    override meeting provisions in Trust Deed

Clause 17.12(a)                                 -    other powers of Extraordinary Resolution

Clause 18.1(a)                                  -    additional provisions relating to Trust Manager

Clause 18.10                                    -    publication by Reuters

Clause 18.16(b) and (c)                         -    when drawings to be made under Support Facilities

Clause 18.20 (g)                                -    calculate Threshold Rate

Clause 19                                       -    Trust Manager's fee

Clause 22.8(a)                                  -    if Servicer is not Custodian
                                                                    ---

Clause 23.1                                     -    Trustee's fee



Clause 23.2                                     -    reimbursement of Trustee's expenses

Clause 27.8                                     -    deposits if contrary to Trust Deed

Clause 30.1                                     -    applying income and capital of Trust

Clause 30.2(c)                                  -    distribution of Distributable Income

Clause 30.4                                     -    manner in which shortfalls are to be borne by
                                                     Noteholders

Clause 33.18                                    -    non-approved Seller nominated credit provider